UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

ITEM 1.	REPORTS TO STOCKHOLDERS.

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(unaudited)

George A. Bicher

Stephen V. Gelhaus

Thomas R. Lincoln

Paul C. Reinhardt

The U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Paul C. Reinhardt, Stephen V. Gelhaus and Thomas R. Lincoln. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, can be changed at any time but generally remain stable for 18 to 24 months.

George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the U.S. Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the U.S. Equity Fund returned 10.26% for Class 1 shares and 9.81% for Class 4 shares. The S&P 500 Index, the Fund’s benchmark, returned 15.06% and the Fund’s Morningstar peer group of 454 US Insurance Large Blend funds returned on average of 14.31% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second-half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy sectors each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large-cap, high quality investors. Small and mid-cap companies led — typical in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%. We generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies can make the best long-term investments, and a diversified portfolio of high quality large caps has the potential to outperform over a full market cycle.

2

(unaudited)

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet the stock lagged. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

Q.	What were the primary drivers of Fund performance?

A.	After last year’s strong outperformance, the Fund struggled to keep pace in the investing environment generally favoring smaller-cap, low quality companies this year. The key contributions came from strong stock selection among telecommunications, utilities and industrials stocks, while stock selection within technology and health care weighed most on returns. The Fund benefited from strength in its wireless communications holdings, driven by rallies in NII Holdings (+33%) and American Tower (+20%). Nextel International rallied after successful spectrum auctions, and enjoyed a general relief rally from as pressures from the failed Televisa deal subsided. American Tower benefited from strong secular growth in wireless data transmission and communications. Northeast Utilities (+28%) and Dominion (+15%) were top contributors within the utilities sector. As the recovery strengthened, several of our industrials holdings performed well, as illustrated by Honeywell (+39%) which generated strong free cash flow and earnings growth as the aerospace and material segments built momentum. The top-performer in the Fund was Baidu (+135%) as the dominant Chinese Internet search engine took share from Google as it left China. One of our holdings was the target of one of the year’s largest announced M&A transactions: Potash Corp. of Saskatchewan (+43%). We trimmed our position in this leading maker of potash fertilizer upon the announcement.

In terms of portfolio detractors, the technology sector saw a divergence in performance between the larger- cap, less cyclical companies and smaller, more economically-sensitive firms. For example, Cisco (-16%) experienced demand disappointments from the public sector and Europe. At the same time, Cisco’s smaller competitor Juniper (+38% and not held in the Fund) detracted from performance. The Fed’s move to cut debit fees hurt Visa (-19%) within technology services, although we believe that the selling was overdone in the stock. Research in Motion (-14%) declined amid U.S. share losses for BlackBerry. While we trimmed RIMM to reflect the shift in fundamentals, on the whole we continued to believe that there was ample growth in the smart phone market to support multiple competitors, especially outside of North America.

The Fund’s financials holdings also lagged, with Goldman Sachs (+1%) and CME (-3%) weighing most. Goldman Sachs plunged on news of the SEC fraud allegations that emerged in April. We continued to hold Goldman at a lighter weighting at the end of the year, as we believed that its fundamentals and market leadership were not broken. CME was hurt by decreased derivatives transaction volumes during the year. Within health care, Gilead (-16%) and Amgen (-3%) both underperformed smaller biotech companies that enjoyed takeout premiums. We maintained our conviction in both stocks. The Fund’s modest overweight in health care stocks amplified the performance drag from these holdings.

Q.	Were there any significant changes to the Fund during the period?

A.	No. Our process remained consistent as we continued to seek large-cap, high quality companies that we felt had the potential to grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We became underweight in energy, due to our Transocean elimination and trims of Marathon Oil, Occidental Petroleum, Chevron and Halliburton. We took advantage of volatility around regulatory changes to increase our exposure to financials — ending the year with an overweight position. We initiated positions in Invesco, American Express and Wells Fargo, and increased our weightings in JPMorgan Chase, Bank of America and CME Group. We bolstered our materials holdings by adding to Allegheny Technologies and Monsanto. At December 31, 2010, the Fund’s largest overweights were in technology and materials, and the largest underweights were in consumer staples, industrials, consumer discretionary.

Valuations for many companies remain attractive, in our view. If the slow growth recovery continues as we believe it will, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with focus on a long-term investment horizon.

3

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 - December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,219.44	3.86
Class 4	1,000.00	1,216.65	6.09
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.50	3.52
Class 4	1,000.00	1,019.52	5.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% for Class 1 shares and 1.09% for Class 4 shares (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 21.94% for Class 1 shares, and 21.66% for Class 4 shares. Past performance does not guarantee future results.

4

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	454	397	302
Peer group average annual total return:	14.31%	1.86%	1.14%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value(c) of $38,425 (in thousands) on December 31, 2010(b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value)(b)(c)

Microsoft Corp.	3.31%
Schlumberger Ltd.	2.80%
PepsiCo Inc.	2.49%
QUALCOMM Inc.	2.47%
Apple Inc.	2.39%
Exxon Mobil Corp.	2.03%
JPMorgan Chase & Co.	2.03%
The Goldman Sachs Group Inc.	2.02%
State Street Corp.	2.01%
Amgen Inc.	2.00%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
U.S. Equity Fund	10.26%	3.08%	1.63%	11,757
S&P 500 Index	15.06%	2.29%	1.41%	11,508

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment(a)
U.S. Equity Fund	9.81%	-2.05%	9,461
S&P 500 Index	15.06%	-1.31%	9,654

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2010

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.5%†

Advertising — 1.5%

Omnicom Group Inc.	12,775	$585,095

Aerospace & Defense — 3.2%

CAE Inc.	17,386	201,392
Hexcel Corp.	5,705	103,203	(a	)
Honeywell International Inc.	11,090	589,544
Rockwell Collins Inc.	2,447	142,562
United Technologies Corp.	2,366	186,252
		1,222,953

Agricultural Products — 0.5%

Archer-Daniels-Midland Co.	5,879	176,840

Air Freight & Logistics — 0.3%

FedEx Corp.	1,323	123,052

Asset Management & Custody Banks — 4.3%

Ameriprise Financial Inc.	4,849	279,060
Invesco Ltd.	16,259	391,192
State Street Corp.	16,702	773,971	(c	)
The Bank of New York Mellon Corp.	7,187	217,047
		1,661,270

Automobile Manufacturers — 0.1%

O’Reilly Automotive Inc.	785	47,430

Biotechnology — 3.9%

Amgen Inc.	13,995	768,325	(a	)
Gilead Sciences Inc.	20,299	735,636	(a	)
		1,503,961

Cable & Satellite — 1.0%

DIRECTV	6,160	245,969	(a	)
Liberty Global Inc.	4,449	150,777	(a	)
		396,746

Coal & Consumable Fuels — 0.2%

Peabody Energy Corp.	1,216	77,800

Communications Equipment — 4.6%

Cisco Systems Inc.	33,423	676,147	(a	)
QUALCOMM Inc.	19,180	949,218
Research In Motion Ltd.	2,092	121,608	(a	)
		1,746,973

Computer Hardware — 2.7%

Apple Inc.	2,849	918,973	(a	)

	Number of Shares	Fair Value

Hewlett-Packard Co.	2,994	$126,047
		1,045,020

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	1,131	124,421
Deere & Co.	2,524	209,618
Navistar International Corp.	973	56,346	(a	)
		390,385

Consumer Finance — 0.6%

American Express Co.	2,645	113,523
Capital One Financial Corp.	2,348	99,931
		213,454

Data Processing & Outsourced Services — 3.0%

The Western Union Co.	31,950	593,312
Visa Inc.	7,841	551,850
		1,145,162

Department Stores — 0.2%

Macy’s Inc.	3,294	83,338

Diversified Financial Services — 4.8%

Bank of America Corp.	29,287	390,689
Citigroup Inc.	34,948	165,304	(a	)
JPMorgan Chase & Co.	18,354	778,577
US BanCorp	2,567	69,232
Wells Fargo & Co.	13,802	427,724
		1,831,526

Diversified Metals & Mining — 0.5%

Freeport-McMoRan Copper & Gold Inc.	1,735	208,356

Diversified Support Services — 0.2%

Iron Mountain Inc.	3,536	88,435

Drug Retail — 0.2%

CVS Caremark Corp.	1,984	68,984

Electric Utilities — 1.2%

Edison International	1,675	64,655
Entergy Corp.	1,102	78,055
ITC Holdings Corp.	997	61,794
NextEra Energy Inc.	2,054	106,787
Northeast Utilities	4,710	150,155
		461,446

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	2,976	173,471

Electronic Components — 0.3%

Corning Inc.	5,561	107,439

See Notes to Schedule of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.8%

Monsanto Co.	6,598	$459,485
Potash Corporation of Saskatchewan Inc.	1,116	172,790
The Mosaic Co.	559	42,685
		674,960

General Merchandise Stores — 1.5%

Target Corp.	9,464	569,070

Gold — 0.2%

Barrick Gold Corp.	1,763	93,756

Healthcare Distributors — 0.2%

Cardinal Health Inc.	1,984	76,007

Healthcare Equipment — 2.6%

Becton Dickinson and Co.	573	48,430
Covidien PLC	15,049	687,137
ResMed Inc.	7,842	271,647	(a	)
		1,007,214

Healthcare Services — 2.0%

Express Scripts Inc.	10,164	549,364	(a	)
Medco Health Solutions Inc.	1,014	62,128	(a	)
Omnicare Inc.	5,775	146,627
		758,119

Home Improvement Retail — 1.4%

Lowe’s companies Inc.	21,251	532,975

Homebuilding — 0.1%

MDC Holdings Inc.	929	26,727

Homefurnishing Retail — 0.2%

Bed Bath & Beyond Inc.	1,680	82,572	(a	)

Hotels, Resorts & Cruise Lines — 0.6%

Carnival Corp.	4,684	215,979

Household Products — 1.9%

Clorox Co.	3,080	194,902
The Procter & Gamble Co.	8,246	530,465
		725,367

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	3,593	47,931	(a	)
The AES Corp.	6,770	82,459	(a	)
		130,390

Industrial Gases — 1.1%

Praxair Inc.	4,570	436,298

	Number of Shares	Fair Value

Industrial Machinery — 0.1%

Eaton Corp.	299	$30,351

Integrated Oil & Gas — 5.8%

Chevron Corp.	4,849	442,471
Exxon Mobil Corp.	10,657	779,240	(d	)
Hess Corp.	1,732	132,567
Marathon Oil Corp.	3,086	114,275
Occidental Petroleum Corp.	1,422	139,498
Suncor Energy Inc.	15,828	606,054
		2,214,105

Integrated Telecommunication Services — 1.3%

AT&T Inc.	9,540	280,285
Verizon Communications Inc.	5,561	198,973
		479,258

Internet Retail — 0.1%

Amazon.com Inc.	214	38,520	(a	)

Internet Software & Services — 2.6%

Baidu Inc. ADR	4,771	460,545	(a	)
Equinix Inc.	2,256	183,323	(a	)
Google Inc.	628	373,013	(a	)
		1,016,881

Investment Banking & Brokerage — 2.4%

Morgan Stanley	4,706	128,050
The Goldman Sachs Group Inc.	4,622	777,236
		905,286

IT Consulting & Other Services — 1.6%

International Business Machines Corp.	4,212	618,153

Life & Health Insurance — 2.3%

Aflac Inc.	3,580	202,019
MetLife Inc.	3,037	134,964
Principal Financial Group Inc.	5,133	167,130
Prudential Financial Inc.	6,156	361,419
		865,532

Life Sciences Tools & Services — 1.1%

Life Technologies Corp.	2,360	130,980	(a	)
PerkinElmer Inc.	1,672	43,171
Thermo Fisher Scientific Inc.	4,789	265,119	(a	)
		439,270

Movies & Entertainment — 2.1%

News Corp.	13,176	191,843
The Walt Disney Co.	4,919	184,512
Time Warner Inc.	13,262	426,639
		802,994

See Notes to Schedule of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Multi-Line Insurance — 0.1%

Hartford Financial Services Group Inc.	822	$21,775

Multi-Utilities — 0.5%

Dominion Resources Inc.	4,278	182,756

Oil & Gas Equipment & Services — 3.3%

Halliburton Co.	1,283	52,385
National Oilwell Varco Inc.	1,102	74,110
Schlumberger Ltd.	12,866	1,074,311
Weatherford International Ltd.	3,129	71,341	(a	)
		1,272,147

Oil & Gas Exploration & Production — 1.6%

Apache Corp.	3,805	453,670
Devon Energy Corp.	1,198	94,055
Southwestern Energy Co.	1,518	56,819	(a	)
		604,544

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	14,858	204,446
Spectra Energy Corp.	2,781	69,497
		273,943

Packaged Foods & Meats — 1.2%

Kraft Foods Inc.	11,131	350,738
McCormick & Company Inc.	925	43,040
Nestle S.A. ADR	881	51,820
		445,598

Pharmaceuticals — 2.6%

Bristol-Myers Squibb Co.	8,002	211,893
Hospira Inc.	3,421	190,516	(a	)
Johnson & Johnson	5,561	343,948
Novartis AG ADR	1,843	108,645
Pfizer Inc.	8,952	156,750
		1,011,752

Property & Casualty Insurance — 0.5%

ACE Ltd.	2,822	175,670

Railroads — 0.9%

Union Pacific Corp.	3,795	351,645

Real Estate Services — 0.4%

CB Richard Ellis Group Inc. (REIT)	6,935	142,029	(a	)

Regional Banks — 0.1%

Regions Financial Corp.	4,909	34,363

Reinsurance — 0.4%

PartnerRe Ltd.	1,713	137,640

	Number of Shares	Fair Value

Security & Alarm Services — 0.4%

Corrections Corporation of America	6,545	$164,018	(a	)

Semiconductor Equipment — 0.3%

KLA-Tencor Corp.	2,792	107,883

Semiconductors — 2.5%

Intel Corp.	27,211	572,247
Microchip Technology Inc.	1,969	67,359
Texas Instruments Inc.	9,303	302,347
		941,953

Soft Drinks — 2.5%

PepsiCo Inc.	14,620	955,125

Specialized Finance — 1.9%

CME Group Inc.	2,328	749,034

Steel — 1.8%

Allegheny Technologies Inc.	12,804	706,525

Systems Software — 4.6%

Microsoft Corp.	45,498	1,270,304	(d	)
Oracle Corp.	15,907	497,889
		1,768,193

Wireless Telecommunication Services — 2.1%

American Tower Corp.	3,079	159,000	(a	)
NII Holdings Inc.	14,543	649,490	(a	)
		808,490

Total Common Stock (Cost $31,153,082)		36,954,003
Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	7,758	123,740	(f	)
Industrial Select Sector SPDR Fund	13,918	485,738	(f	)

Total Exchange Traded Funds (Cost $598,484)		609,478
Other Investments — 0.0%*
GEI Investment Fund (Cost $8,988)		8,539	(e	)

Total Investments in Securities (Cost $31,760,554)		37,572,020

See Notes to Schedule of Investments and Notes to Financial Statements.

8

U.S. Equity Fund

Schedule of Investments	December 31, 2010

	Fair Value
Short-Term Investments — 2.2%
GE Money Market Fund Institutional Class 0.00% (Cost $852,619)	$852,619	(b,e	)

Total Investments (Cost $32,613,173)	38,424,639

Liabilities in Excess Of Other Assets, net — (0.3)%	(109,921)

NET ASSETS — 100.0%	$38,314,718

Other Information

The GEI U.S. Equity Fund had the following long futures contracts open at December 31, 2010

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 EMini Index Futures	March 2011	6	$375,900	$4,812

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt
SPDR	Standard & Poors Depository Receipts

10

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	1/3/95			—		5/1/08
Net asset value, beginning of period	$29.23		$22.44		$36.41		$39.02	$34.06	$29.25		$22.47		$35.32
Income/(loss) from investment operations:
Net investment income (loss)	0.28	**	0.30		0.37		0.45	0.53	0.16	**	0.03		0.15	**
Net realized and unrealized gains/(losses) on invest ments	2.72		6.80		(13.52)		2.70	4.96	2.71		6.95		(12.26)
Total income/(loss) from investment operations	3.00		7.10		(13.15)		3.15	5.49	2.87		6.98		(12.11)
Less distributions from:
Net investment income	0.31		0.31		0.36		0.44	0.53	0.18		0.20		0.28
Net realized gains	—		—		0.46		5.32	—	—		—		0.46
Total distributions	0.31		0.31		0.82		5.76	0.53	0.18		0.20		0.74
Net asset value, end of period	$31.92		$29.23		$22.44		$36.41	$39.02	$31.94		$29.25		$22.47
TOTAL RETURN(a)	10.26%		31.63%		(36.05)%		8.01%	16.12%	9.81%		31.05%		(34.25)%

RATIOS/ SUPPLE MENTAL DATA:
Net assets, end of period (in thousands)	$38,305		$41,792		$37,917		$77,777	$101,885	$9		$9		$7
Ratios to average net assets:
Net invest ment income	0.96%		1.11%		1.03%		0.94%	1.43%	0.56%		0.68%		0.74	%*
Net Expenses	0.69	%(b)	0.86	%(b)	0.72	%(b)	0.66%	0.63%	1.09	%(b)	1.31	%(b)	1.17	%(b)*
Gross expenses	0.69%		0.86%		0.72%		0.66%	0.63%	1.09%		1.31%		1.17%
Portfolio turnover rate	42%		46%		56%		55%	45%	42%		46%		56%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $31,751,566)	$37,563,481
Investments in affiliated securities, at Fair Value (cost $8,988)	8,539
Short-term affiliated investments (at amortized cost)	852,619
Foreign cash (cost $591)	595
Receivable for investments sold	435
Income receivables	24,938
Receivable for fund shares sold	2,644
Total Assets	38,453,251

LIABILITIES
Payable for Fund shares redeemed	4,220
Payable to GEAM	17,728
Accrued other expenses	116,135
Variation margin payable	450
Total Liabilities	138,533
NET ASSETS	$38,314,718

NET ASSETS CONSIST OF :
Capital paid in	43,301,979
Undistributed (distribution in excess of) net investment income	902
Accumulated net realized gain (loss)	(10,804,445)
Net unrealized appreciation/(depreciation) on:
Investments	5,811,466
Futures and other	4,816
NET ASSETS	$38,314,718

Class 1:

NET ASSETS	38,305,258
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,200,182
Net asset value per share	31.92

Class 4:

NET ASSETS	9,460
Shares outstanding ($0.01 par value; unlimited shares authorized)	296
Net asset value per share	31.94

The accompanying Notes are an integral part of these financial statements.

12

Statement of Operations For the year ending December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$609,314
Interest	23,374
Interest from affiliated investments	225
Less: Foreign taxes withheld	(2,916)
Total Income	629,997

Expenses:
Advisory and administrative fees	211,600
Transfer agent fees	13,037
Directors’ fees	1,395
Custody and accounting expenses	14,805
Professional fees	15,371
Other expenses	9,005
Total expenses before waiver and reimbursement	265,213
Less: Expenses reimbursed by the adviser	(2,200)
Net expenses	263,013
Net investment income (loss)	366,984

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	354,541
Futures and other	143,564

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	2,777,037
Futures and other	4,354
Net realized and unrealized gain (loss) on investments	3,279,496
Net increase (decrease) in net assets resulting from operations	$3,646,480

The accompanying Notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$ 366,984	$ 423,730
Net realized gain (loss) on investments, futures and foreign currency transactions	498,105	(6,358,263)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transaction	2,781,391	16,408,296
Net increase (decrease) from operations	3,646,480	10,473,763
Distributions to shareholders from :
Net investment income
Class 1	(369,247)	(439,224)
Class 4	(53)	(58)
Total distributions	(369,300)	(439,282)
Increase (decrease) in net assets from operations and distributions	3,277,180	10,034,481
Share transactions :
Proceeds from sale of shares
Class 1	353,286	798,549
Class 4	—	—
Value of distributions reinvested
Class 1	369,247	439,224
Class 4	53	58
Cost of shares redeemed
Class 1	(7,485,265)	(7,396,085)
Class 4	—	—
Net increase (decrease) from share transactions	(6,762,679)	(6,158,254)
Total increase (decrease) in net assets	(3,485,499)	3,876,227

NET ASSETS
Beginning of period	41,800,217	37,923,990
End of period	$38,314,718	$41,800,217
Undistributed (distribution in excess of) net investment income, end of period	$ 902	$ 3,181

CHANGES IN FUND SHARES

Class 1
Shares sold	11,976	30,844
Issued for distributions reinvested	11,546	14,889
Shares redeemed	(253,018)	(305,851)
Net increase (decrease) in fund shares	(229,496)	(260,118)

Class 4
Shares sold	—	—
Issued for distributions reinvested	2	2
Shares redeemed	—	—
Net increase (decrease) in fund shares	2	2

The accompanying Notes are an integral part of these financial statements.

14

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, (the “Fund”) S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income is recorded on the accrual basis.

15

Notes to Financial Statements	December 31, 2010

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Fund’s share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund use to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

16

Notes to Financial Statements	December 31, 2010

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$36,954,003	$—	$—	$36,954,003
Exchanged Traded Funds	609,478	—	—	609,478
Other Investments	—	8,539	—	8,539
Short-Term Investments	852,619	—	—	852,619

Total Investments in Securities	$38,416,100	$8,539	—	$38,424,639

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$4,812	$—	$—	$4,812

† See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
	Location	Fair Value($)		Location	Fair Value($)
Equity Futures	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	4,812	*

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold)($)	Realized Gain or (Loss)($)	Change in Unrealized Appreciation/(Depreciation)($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	8,598,685/(8,315,245)	143,646	4,350

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

17

Notes to Financial Statements	December 31, 2010

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds—GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010 were as follows:

Non U.S. Government Securities
Purchases	Sales
$15,762,135	$22,469,061

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

18

Notes to Financial Statements	December 31, 2010

At December 31, 2010, information on the tax components of capital is as follows:

Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accumulated Capital Loss	Post October Losses
$35,461,993	$6,399,030	$(3,436,384)	$2,962,646	$—	$1,579	$(7,951,481)	$(5)

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$ 26,864	12/31/2016
7,924,617	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $778,743 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$—	$5

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$369,300	$—	$369,300
2009	439,282	—	439,282

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures investments organized as partnerships for tax purposes and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)
$37	$(37)

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

20

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

21

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style and recent relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

22

Advisory and Administrative Agreement Renewal	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

23

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

24

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director 41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director 41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director 41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. Since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

26

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January, 2011.

27

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010

The information on the following performance pages relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation. The Fund is managed by a team of portfolio managers composed of the following members: Karl Schneider and John Tucker.

Karl Schneider is the lead portfolio manager for the Fund, and is a Vice President of State Street Global Advisors (“SSgA”) and a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm’s Global Structured

Products Team. Karl manages a variety of the firm’s domestic and international passive funds. Karl holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

John F. Tucker, CFA, is a Vice President of SSgA and a Principal of SSgA FM. John joined the firm in 1988 and is the Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark for the twelve-months ended December 31, 2010?

A.

For the twelve-month period ended December 31, 2010, Class 1 shares of the S&P 500 Index Fund returned 14.84%. The S&P 500 Index, the Fund’s benchmark returned 15.06% and the Fund’s Morningstar peer group of 454 US Insurance Large Blend funds returned on average of 14.31% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	Despite headwinds during the second quarter, US equities posted a solid 2010, with the S&P 500 up 15.06%. The final quarter had lingering debt concerns in Europe looming as a threat to investor sentiment, but global financial markets instead focused on a brightening economic outlook. A formal announcement of renewed quantitative easing sparked a burst of giddiness among buyers and with a deal between President Obama and congressional Republicans to keep taxes low, the S&P 500 proceeded to march steadily higher through the final month of the year, capping off the second quarter in a row of double digit gains.

Q.	What were the primary drivers of Fund performance?

A.

By utilizing a passive, full replication investment style, the fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31st, 2010, the four largest sectors in the S&P 500 Index were Information Technology (18.6%), Financials (16.1%), Energy (12.0%), and Industrials (10.9%). The highest returning sector for the last twelve months was Consumer Discretionary (+27%) followed by Industrials (+26%). The lowest returning sectors were Health Care (+3%) and Utilities (+5%).

Q.	Were there any significant changes to the Fund during the period?

A.	Over the last twelve months there were 16 index addition/deletion changes announced by Standard & Poor’s that impacted the fund. Not all the additions and deletions were bought and sold in the fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

2

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	1,232.29	1.86
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.28	1.68

*	Expenses are equal to the Fund’s annualized expense ratio of 0.33% (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
**	Actual Fund Return for the six-month period ended December 31, 2010 was: 23.23%. Past performance does not guarantee future results.

3

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500 Composite Stock Index.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	454	397	302
Peer group average annual total return:	14.31%	1.86%	1.14%
Morningstar category in peer group : U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $217,397 (in thousands) on December 31, 2010(b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value)(b)(c)

Exxon Mobil Corp.	3.17%
Apple Inc.	2.54%
Microsoft Corp.	1.80%
General Electric Co.	1.67%
Chevron Corp.	1.58%
International Business Machines Corp.	1.57%
The Procter & Gamble Co.	1.55%
AT&T Inc.	1.49%
Johnson & Johnson	1.46%
JPMorgan Chase & Co.	1.43%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date 4/15/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
S&P 500 Index Fund	14.84%	1.95%	1.06%	$11,108
S&P 500 Index	15.06%	2.29%	1.41%	$11,508

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*Less	than 0.01%

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 98.3%†

Advertising — 0.2%

Omnicom Group Inc.	5,680	$260,144
The Interpublic Group of companies Inc.	9,830	104,395	(a)
		364,539

Aerospace & Defense — 2.6%

General Dynamics Corp.	7,067	501,474
Goodrich Corp.	2,384	209,959
Honeywell International Inc.	14,543	773,106
ITT Corp.	3,426	178,529
L-3 Communications Holdings Inc.	2,100	148,029
Lockheed Martin Corp.	5,552	388,140
Northrop Grumman Corp.	5,422	351,237
Precision Castparts Corp.	2,700	375,867
Raytheon Co.	6,769	313,675
Rockwell Collins Inc.	2,868	167,090
The Boeing Co.	13,686	893,148	(d)
United Technologies Corp.	17,172	1,351,780	(d)
		5,652,034

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	12,186	366,555

Air Freight & Logistics — 1.1%

CH Robinson Worldwide Inc.	3,000	240,570
Expeditors International of Washington Inc.	4,000	218,400
FedEx Corp.	5,911	549,782
United Parcel Service Inc.	18,396	1,335,182
		2,343,934

Airlines — 0.1%

Southwest Airlines Co.	14,249	184,952

Aluminum — 0.1%

Alcoa Inc.	19,040	293,026	(d)

Apparel Retail — 0.4%

Abercrombie & Fitch Co.	1,600	92,208
Ltd Brands Inc.	4,888	150,208
Ross Stores Inc.	2,200	139,150
The Gap Inc.	8,379	185,511
TJX companies Inc.	7,280	323,159
Urban Outfitters Inc.	2,400	85,944	(a)
		976,180

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	5,600	309,736
Polo Ralph Lauren Corp.	1,200	133,104

	Number of Shares	Fair Value

VF Corp.	1,602	$138,060
		580,900

Application Software — 0.6%

Adobe Systems Inc.	9,384	288,840	(a,d)
Autodesk Inc.	4,248	162,274	(a)
Citrix Systems Inc.	3,600	246,276	(a)
Compuware Corp.	4,100	47,847	(a)
Intuit Inc.	5,300	261,290	(a)
Salesforce.com Inc.	2,200	290,400	(a)
		1,296,927

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	4,704	270,715
Federated Investors Inc.	1,500	39,255
Franklin Resources Inc.	2,700	300,267
Invesco Ltd.	8,600	206,916
Janus Capital Group Inc.	3,400	44,098
Legg Mason Inc.	2,900	105,183
Northern Trust Corp.	4,500	249,345
State Street Corp.	9,400	435,596	(c)
T Rowe Price Group Inc.	4,900	316,246
The Bank of New York Mellon Corp.	22,603	682,611
		2,650,232

Auto Parts & Equipment — 0.2%

Johnson Controls Inc.	12,446	475,437

Automobile Manufacturers — 0.6%

Ford Motor Co.	70,427	1,182,469	(a)
O’Reilly Automotive Inc.	2,700	163,134
		1,345,603

Automotive Retail — 0.1%

AutoNation Inc.	1,286	36,265	(a)
AutoZone Inc.	494	134,659	(a)
CarMax Inc.	4,300	137,084	(a)
		308,008

Biotechnology — 1.3%

Amgen Inc.	17,622	967,448	(a,d)
Biogen Idec Inc.	4,500	301,725	(a)
Celgene Corp.	8,763	518,244	(a)
Cephalon Inc.	1,500	92,580	(a)
Genzyme Corp.	4,800	341,760	(a)
Gilead Sciences Inc.	15,149	549,000	(a)
		2,770,757

Brewers — 0.1%

Molson Coors Brewing Co.	2,998	150,470

Broadcasting — 0.2%

CBS Corp.	12,509	238,296
Discovery Communications Inc.	5,400	225,180	(a)
Scripps Networks Interactive Inc.	1,600	82,800
		546,276

See Notes to Schedule of Investments and Notes to Financial Statements.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	7,090	$89,759

Cable & Satellite — 1.1%

Cablevision Systems Corp.	4,400	148,896
Comcast Corp.	51,958	1,141,517
DIRECTV	15,500	618,915	(a)
Time Warner Cable Inc.	6,596	435,534
		2,344,862

Casinos & Gaming — 0.1%

International Game Technology	5,500	97,295
Wynn Resorts Ltd.	1,300	134,992
		232,287

Coal & Consumable Fuels — 0.3%

Consol Energy Inc.	4,200	204,708
Massey Energy Co.	1,800	96,570
Peabody Energy Corp.	4,979	318,556
		619,834

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	3,599	62,875

Communications Equipment — 2.2%

Cisco Systems Inc.	103,764	2,099,146	(a,d)
F5 Networks Inc.	1,500	195,240	(a)
Harris Corp.	2,500	113,250
JDS Uniphase Corp.	4,450	64,436	(a)
Juniper Networks Inc.	9,900	365,508	(a)
Motorola Inc.	44,350	402,254	(a)
QUALCOMM Inc.	29,929	1,481,186
Tellabs Inc.	7,652	51,881
		4,772,901

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	6,100	209,169
GameStop Corp.	2,900	66,352	(a)
RadioShack Corp.	2,256	41,713
		317,234

Computer Hardware - 3.6%

Apple Inc.	17,139	5,528,356	(a)
Dell Inc.	31,628	428,559	(a,d)
Hewlett-Packard Co.	42,249	1,778,683
		7,735,598

Computer Storage & Peripherals — 0.8%

EMC Corp.	38,514	881,971	(a)
Lexmark International Inc.	1,400	48,748	(a)
NetApp Inc.	6,600	362,736	(a)
QLogic Corp.	2,200	37,444	(a)
SanDisk Corp.	4,300	214,398	(a)
Western Digital Corp.	4,400	149,160	(a)
		1,694,457

	Number of Shares	Fair Value

Construction & Engineering — 0.2%

Fluor Corp.	3,278	$217,200
Jacobs Engineering Group Inc.	2,300	105,455	(a)
Quanta Services Inc.	4,000	79,680	(a)
		402,335

Construction & Farm Machinery & Heavy Trucks — 1.2%

Caterpillar Inc.	11,832	1,108,185
Cummins Inc.	3,756	413,198
Deere & Co.	7,940	659,417
PACCAR Inc.	6,903	396,370
		2,577,170

Construction Materials — 0.0%*

Vulcan Materials Co.	2,400	106,464

Consumer Electronics — 0.0%*

Harman International Industries Inc.	1,200	55,560	(a)

Consumer Finance — 0.7%

American Express Co.	19,591	840,846	(d)
Capital One Financial Corp.	8,525	362,824
Discover Financial Services	10,298	190,822
SLM Corp.	9,100	114,569	(a)
		1,509,061

Data Processing & Outsourced Services — 1.1%

Automatic Data Processing Inc.	9,280	429,478
Computer Sciences Corp.	2,882	142,947
Fidelity National Information Services Inc.	5,200	142,428
Fiserv Inc.	2,778	162,680	(a)
Mastercard Inc.	1,800	403,398
Paychex Inc.	6,225	192,415
The Western Union Co.	12,324	228,857
Total System Services Inc.	2,902	44,633
Visa Inc.	9,100	640,458
		2,387,294

Department Stores — 0.4%

JC Penney Company Inc.	4,387	141,744
Kohl’s Corp.	5,700	309,738	(a)
Macy’s Inc.	7,830	198,099
Nordstrom Inc.	3,292	139,515
Sears Holdings Corp.	819	60,401	(a)
		849,497

Distillers & Vintners — 0.1%

Brown-Forman Corp.	1,947	135,550
Constellation Brands Inc.	3,500	77,525	(a)
		213,075

Distributors — 0.1%

Genuine Parts Co.	2,896	148,681

See Notes to Schedule of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Diversified Chemicals — 1.0%

Eastman Chemical Co.	1,359	$114,265
EI du Pont de Nemours & Co.	16,961	846,015
FMC Corp.	1,400	111,846
PPG Industries Inc.	3,137	263,728
The Dow Chemical Co.	21,894	747,461
		2,083,315

Diversified Financial Services — 5.7%

Bank of America Corp.	187,129	2,496,301
Citigroup Inc.	540,406	2,556,120	(a,d)
Comerica Inc.	3,356	141,757
JPMorgan Chase & Co.	73,150	3,103,023	(d)
US BanCorp	36,109	973,860
Wells Fargo & Co.	97,602	3,024,686
		12,295,747

Diversified Metals & Mining — 0.5%

Freeport-McMoRan Copper & Gold Inc.	8,855	1,063,397
Titanium Metals Corp.	1,600	27,488	(a)
		1,090,885

Diversified REITs — 0.1%

Vornado Realty Trust	3,047	253,906

Diversified Support Services — 0.1%

Cintas Corp.	2,500	69,900
Iron Mountain Inc.	3,500	87,535
		157,435

Drug Retail — 0.7%

CVS Caremark Corp.	25,527	887,574
Walgreen Co.	17,213	670,618
		1,558,192

Education Services — 0.1%

Apollo Group Inc.	2,400	94,776	(a)
DeVry Inc.	1,200	57,576
		152,352

Electric Utilities — 1.7%

Allegheny Energy Inc.	3,200	77,568
American Electric Power Company Inc.	9,125	328,317	(d)
Duke Energy Corp.	24,409	434,724
Edison International	6,242	240,941
Entergy Corp.	3,285	232,677
Exelon Corp.	12,252	510,173
FirstEnergy Corp.	5,620	208,052
NextEra Energy Inc.	7,662	398,347
Northeast Utilities	3,500	111,580
Pepco Holdings Inc.	4,000	73,000
Pinnacle West Capital Corp.	2,200	91,190

	Number of Shares	Fair Value

PPL Corp.	9,244	$243,302
Progress Energy Inc.	5,356	232,879
Southern Co.	15,558	594,782
		3,777,532

Electrical Components & Equipment — 0.5%

Emerson Electric Co.	13,938	796,835
Rockwell Automation Inc.	2,668	191,322
Roper Industries Inc.	1,800	137,574
		1,125,731

Electronic Components — 0.3%

Amphenol Corp.	3,300	174,174
Corning Inc.	29,039	561,033
		735,207

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	3,200	95,200	(a)

Electronic Manufacturing Services — 0.1%

Jabil Circuit Inc.	3,900	78,351
Molex Inc.	2,650	60,208
		138,559

Environmental & Facilities Services — 0.3%

Republic Services Inc.	5,950	177,667
Stericycle Inc.	1,600	129,472	(a)
Waste Management Inc.	8,803	324,567
		631,706

Fertilizers & Agricultural Chemicals — 0.4%

CF Industries Holdings Inc.	1,370	185,155
Monsanto Co.	10,123	704,966	(d)
		890,121

Food Distributors — 0.1%

Sysco Corp.	11,144	327,634

Food Retail — 0.3%

Safeway Inc.	7,100	159,679
SUPERVALU Inc.	4,613	44,423
The Kroger Co.	12,066	269,796
Whole Foods Market Inc.	2,700	136,593	(a)
		610,491

Footwear — 0.3%

NIKE Inc.	7,110	607,336

Gas Utilities — 0.1%

Nicor Inc.	843	42,083
Oneok Inc.	1,900	105,393
		147,476

See Notes to Schedule of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

General Merchandise Stores — 0.4%

Big Lots Inc.	1,400	$42,644	(a)
Family Dollar Stores Inc.	2,300	114,333
Target Corp.	13,249	796,662
		953,639

Gold — 0.3%

Newmont Mining Corp.	9,228	566,876

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	5,161	176,093
Cardinal Health Inc.	6,651	254,800
McKesson Corp.	4,702	330,927
Patterson companies Inc.	1,700	52,071
		813,891

Healthcare Equipment — 1.5%

Baxter International Inc.	11,029	558,288	(d)
Becton Dickinson and Co.	4,388	370,874
Boston Scientific Corp.	27,943	211,528	(a)
CareFusion Corp.	3,375	86,738	(a)
CR Bard Inc.	1,702	156,193
Intuitive Surgical Inc.	720	185,580	(a)
Medtronic Inc.	20,332	754,114
St Jude Medical Inc.	6,292	268,983	(a)
Stryker Corp.	6,452	346,472
Varian Medical Systems Inc.	2,200	152,416	(a)
Zimmer Holdings Inc.	3,700	198,616	(a)
		3,289,802

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	7,895	52,818	(a)

Healthcare Services — 0.7%

DaVita Inc.	1,900	132,031	(a)
Express Scripts Inc.	9,800	529,690	(a)
Laboratory Corporation of America Holdings	1,900	167,048	(a)
Medco Health Solutions Inc.	7,866	481,950	(a)
Quest Diagnostics Inc.	2,600	140,322
		1,451,041

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	2,500	85,425

Healthcare Technology — 0.1%

Cerner Corp.	1,400	132,636	(a)

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	6,100	99,918	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	2,700	61,452

	Number of Shares	Fair Value

Home Improvement Retail — 0.8%

Home Depot Inc.	30,633	$1,073,993
Lowe’s companies Inc.	25,602	642,098
		1,716,091

Homebuilding — 0.1%

DR Horton Inc.	5,600	66,808
Lennar Corp.	3,200	60,000
Pulte Group Inc.	6,435	48,391	(a)
		175,199

Homefurnishing Retail — 0.1%

Bed Bath & Beyond Inc.	4,800	235,920	(a)

Hotels, Resorts & Cruise Lines — 0.4%

Carnival Corp.	8,200	378,102
Marriott International Inc.	5,514	229,052
Starwood Hotels & Resorts Worldwide Inc.	3,600	218,808
Wyndham Worldwide Corp.	3,349	100,336
		926,298

Household Appliances — 0.2%

Stanley Black & Decker Inc.	3,192	213,449
Whirlpool Corp.	1,443	128,182
		341,631

Household Products — 2.2%

Clorox Co.	2,584	163,516
Colgate-Palmolive Co.	8,972	721,080
Kimberly-Clark Corp.	7,636	481,373	(d)
The Procter & Gamble Co.	52,273	3,362,722
		4,728,691

Housewares & Specialties — 0.1%

Fortune Brands Inc.	2,841	171,170
Newell Rubbermaid Inc.	5,156	93,736
		264,906

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	2,600	79,560

Hypermarkets & Super Centers — 1.2%

Costco Wholesale Corp.	8,017	578,908
Wal-Mart Stores Inc.	36,687	1,978,530
		2,557,438

Independent Power Producers & Energy Traders — 0.2%

Constellation Energy Group Inc.	3,803	116,486
NRG Energy Inc.	4,400	85,976	(a)
The AES Corp.	12,300	149,814	(a)
		352,276

See Notes to Schedule of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Industrial Conglomerates — 2.4%

General Electric Co.	198,862	$3,637,186	(f)
Textron Inc.	5,025	118,791
3M Co.	13,280	1,146,064
Tyco International Ltd.	9,300	385,392
		5,287,433

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	4,032	366,710	(d)
Airgas Inc.	1,400	87,444
Praxair Inc.	5,765	550,385
		1,004,539

Industrial Machinery — 1.1%

Danaher Corp.	10,100	476,417
Dover Corp.	3,558	207,965
Eaton Corp.	3,100	314,681
Flowserve Corp.	1,100	131,142
Illinois Tool Works Inc.	9,227	492,722
Ingersoll-Rand PLC	6,100	287,249
Pall Corp.	2,178	107,985
Parker Hannifin Corp.	3,072	265,114
Snap-On Inc.	1,009	57,089
		2,340,364

Industrial REITs — 0.1%

ProLogis	10,400	150,176

Insurance Brokers — 0.3%

AON Corp.	6,236	286,918
Marsh & McLennan companies Inc.	10,153	277,583
		564,501

Integrated Oil & Gas — 6.8%

Chevron Corp.	37,558	3,427,167
ConocoPhillips	27,519	1,874,044
Exxon Mobil Corp.	94,193	6,887,392	(d)
Hess Corp.	5,570	426,328	(d)
Marathon Oil Corp.	13,442	497,757
Murphy Oil Corp.	3,600	268,380
Occidental Petroleum Corp.	15,179	1,489,060
		14,870,128

Integrated Telecommunication Services — 2.7%

AT&T Inc.	110,280	3,240,026
CenturyLink Inc.	5,600	258,552
Frontier Communications Corp.	18,974	184,617
Qwest Communications International Inc.	31,848	242,363
Verizon Communications Inc.	52,667	1,884,425
Windstream Corp.	8,843	123,271
		5,933,254

	Number of Shares	Fair Value

Internet Retail — 0.8%

Amazon.com Inc.	6,600	$1,188,000	(a)
Expedia Inc.	3,600	90,324
NetFlix Inc.	800	140,560	(a)
priceline.com Inc.	870	347,609	(a)
		1,766,493

Internet Software & Services — 1.9%

Akamai Technologies Inc.	3,400	159,970	(a)
eBay Inc.	21,400	595,562	(a)
Google Inc.	4,664	2,770,276	(a)
Monster Worldwide Inc.	2,700	63,801	(a)
VeriSign Inc.	3,162	103,303
Yahoo! Inc.	24,189	402,263	(a)
		4,095,175

Investment Banking & Brokerage — 1.3%

E*Trade Financial Corp.	3,440	55,040	(a)
Morgan Stanley	28,496	775,376
The Charles Schwab Corp.	18,211	311,590
The Goldman Sachs Group Inc.	9,499	1,597,352
		2,739,358

IT Consulting & Other Services — 1.9%

Cognizant Technology Solutions Corp.	5,700	417,753	(a)
International Business Machines Corp.	23,230	3,409,235
SAIC Inc.	5,200	82,472	(a)
Teradata Corp.	3,300	135,828	(a)
		4,045,288

Leisure Products — 0.1%

Hasbro Inc.	2,596	122,479
Mattel Inc.	6,651	169,135
		291,614

Life & Health Insurance — 1.1%

Aflac Inc.	8,700	490,941
Lincoln National Corp.	6,142	170,809
MetLife Inc.	16,973	754,280
Principal Financial Group Inc.	5,900	192,104
Prudential Financial Inc.	8,800	516,648
Torchmark Corp.	1,572	93,911
Unum Group	6,089	147,476
		2,366,169

Life Sciences Tools & Services — 0.5%

Agilent Technologies Inc.	6,385	264,531	(a)
Life Technologies Corp.	3,503	194,416	(a)
PerkinElmer Inc.	2,310	59,644
Thermo Fisher Scientific Inc.	7,328	405,678	(a)
Waters Corp.	1,700	132,107	(a)
		1,056,376

See Notes to Schedule of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Managed Healthcare — 0.8%

Aetna Inc.	7,408	$226,018
CIGNA Corp.	5,189	190,229
Coventry Healthcare Inc.	2,800	73,920	(a)
Humana Inc.	3,127	171,172	(a)
UnitedHealth Group Inc.	20,476	739,388
WellPoint Inc.	7,300	415,078	(a)
		1,815,805

Metal & Glass Containers — 0.1%

Ball Corp.	1,716	116,774
Owens-Illinois Inc.	3,100	95,170	(a)
		211,944

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	4,300	149,081

Movies & Entertainment — 1.4%

News Corp.	42,400	617,344
The Walt Disney Co.	35,420	1,328,604
Time Warner Inc.	20,638	663,924
Viacom Inc.	11,213	444,147
		3,054,019

Multi-Line Insurance — 0.4%

American International Group Inc.	2,625	151,253	(a)
Assurant Inc.	2,100	80,892
Genworth Financial Inc.	9,600	126,144	(a)
Hartford Financial Services Group Inc.	8,304	219,973
Loews Corp.	5,866	228,246
		806,508

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	3,700	107,966

Multi-Utilities — 1.3%

Ameren Corp.	4,542	128,039
CenterPoint Energy Inc.	7,618	119,755
CMS Energy Corp.	4,700	87,420
Consolidated Edison Inc.	5,307	263,068
Dominion Resources Inc.	11,000	469,920
DTE Energy Co.	3,066	138,951
Integrys Energy Group Inc.	1,531	74,269
NiSource Inc.	5,115	90,126
PG&E Corp.	7,354	351,815
Public Service Enterprise Group Inc.	9,592	305,122
SCANA Corp.	2,100	85,260
Sempra Energy	4,375	229,600
TECO Energy Inc.	4,400	78,320
Wisconsin Energy Corp.	2,200	129,492
Xcel Energy Inc.	8,480	199,704
		2,750,861

	Number of Shares	Fair Value

Office Electronics — 0.1%

Xerox Corp.	26,347	$303,517

Office REITs — 0.1%

Boston Properties Inc.	2,700	232,470

Office Services & Supplies — 0.1%

Avery Dennison Corp.	2,055	87,009
Pitney Bowes Inc.	3,632	87,822
		174,831

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	1,300	86,931
Helmerich & Payne Inc.	1,900	92,112
Nabors Industries Ltd.	5,300	124,338	(a)
Rowan companies Inc.	2,177	75,999	(a)
		379,380

Oil & Gas Equipment & Services — 2.0%

Baker Hughes Inc.	8,132	464,906
Cameron International Corp.	4,600	233,358	(a)
FMC Technologies Inc.	2,243	199,425	(a)
Halliburton Co.	17,091	697,826
National Oilwell Varco Inc.	7,800	524,550
Schlumberger Ltd.	25,446	2,124,741
		4,244,806

Oil & Gas Exploration & Production — 2.0%

Anadarko Petroleum Corp.	9,256	704,937
Apache Corp.	7,148	852,256
Cabot Oil & Gas Corp.	1,900	71,915
Chesapeake Energy Corp.	12,400	321,284
Denbury Resources Inc.	7,600	145,084	(a)
Devon Energy Corp.	8,092	635,303
EOG Resources Inc.	4,800	438,768
EQT Corp.	2,914	130,664
Newfield Exploration Company	2,500	180,275	(a)
Noble Energy Inc.	3,300	284,064
Pioneer Natural Resources Co.	2,200	191,004
QEP Resources Inc.	3,400	123,454
Range Resources Corp.	2,900	130,442
Southwestern Energy Co.	6,500	243,295	(a)
		4,452,745

Oil & Gas Refining & Marketing — 0.2%

Sunoco Inc.	2,376	95,777
Tesoro Corp.	2,300	42,642
Valero Energy Corp.	10,500	242,760
		381,179

Oil & Gas Storage & Transportation — 0.3%

El Paso Corp.	13,382	184,136
Spectra Energy Corp.	12,277	306,802
The Williams companies Inc.	10,886	269,102
		760,040

See Notes to Schedule of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Packaged Foods & Meats — 1.5%

Campbell Soup Co.	3,715	$129,096
ConAgra Foods Inc.	8,168	184,433
Dean Foods Co.	3,700	32,708	(a)
General Mills Inc.	12,062	429,287
HJ Heinz Co.	5,997	296,612
Hormel Foods Corp.	1,400	71,764
Kellogg Co.	4,890	249,781
Kraft Foods Inc.	32,590	1,026,911
McCormick & Company Inc.	2,600	120,978
Mead Johnson Nutrition Co.	3,850	239,662
Sara Lee Corp.	11,757	205,865
The Hershey Co.	2,884	135,981
The JM Smucker Co.	2,217	145,546
Tyson Foods Inc.	5,400	92,988
		3,361,612

Paper Packaging — 0.1%

Bemis Company Inc.	1,962	64,079
Sealed Air Corp.	2,814	71,616
		135,695

Paper Products — 0.1%

International Paper Co.	8,075	219,963
MeadWestvaco Corp.	3,300	86,328
		306,291

Personal Products — 0.2%

Avon Products Inc.	7,928	230,388
The Estee Lauder companies Inc.	2,100	169,470
		399,858

Pharmaceuticals — 5.4%

Abbott Laboratories	28,904	1,384,791	(d)
Allergan Inc.	5,755	395,196
Bristol-Myers Squibb Co.	32,018	847,837	(d)
Eli Lilly & Co.	19,143	670,771
Forest Laboratories Inc.	5,500	175,890	(a)
Hospira Inc.	3,239	180,380	(a)
Johnson & Johnson	51,386	3,178,224
Merck & Company Inc.	57,645	2,077,526
Mylan Inc.	8,465	178,865	(a)
Pfizer Inc.	149,914	2,624,994
Watson Pharmaceuticals Inc.	2,000	103,300	(a)
		11,817,774

Property & Casualty Insurance — 2.1%

ACE Ltd.	6,300	392,175
Berkshire Hathaway Inc.	32,269	2,585,070	(a)
Chubb Corp.	5,694	339,590
CIncinnati Financial Corp.	3,192	101,154
The Allstate Corp.	10,286	327,918	(d)
The Progressive Corp.	12,273	243,865
The Travelers companies Inc.	8,499	473,479
XL Group Plc	5,900	128,738
		4,591,989

	Number of Shares	Fair Value

Publishing — 0.2%

Gannett Company Inc.	4,808	$72,553
Meredith Corp.	598	20,721
The McGraw-Hill companies Inc.	5,821	211,943
The Washington Post Co.	90	39,555
		344,772

Railroads — 0.8%

CSX Corp.	6,939	448,329
Norfolk Southern Corp.	6,718	422,025
Union Pacific Corp.	9,237	855,900
		1,726,254

Real Estate Services — 0.1%

CB Richard Ellis Group Inc. (REIT)	5,500	112,640	(a)

Regional Banks — 1.0%

BB&T Corp.	13,100	344,399
Fifth Third Bancorp	14,616	214,563
First Horizon National Corp.	4,055	47,770	(a)
Huntington Bancshares Inc.	13,934	95,727
KeyCorp	17,128	151,583
M&T Bank Corp.	2,200	191,510
Marshall & Ilsley Corp.	10,298	71,262
PNC Financial Services Group Inc.	9,904	601,371
Regions Financial Corp.	23,768	166,376
SunTrust Banks Inc.	9,229	272,348
Zions Bancorp.	2,500	60,575
		2,217,484

Research & Consulting Services — 0.1%

Dun & Bradstreet Corp.	900	73,881
Equifax Inc.	2,400	85,440
		159,321

Residential REITs — 0.2%

Apartment Investment & Management Co. (REIT)	2,431	62,817
AvalonBay Communities Inc. (REIT)	1,601	180,193
Equity Residential (REIT)	5,300	275,335
		518,345

Restaurants — 1.1%

Darden Restaurants Inc.	2,729	126,735
McDonald’s Corp.	19,790	1,519,080
Starbucks Corp.	13,698	440,117
Yum! Brands Inc.	8,629	423,252
		2,509,184

Retail REITs — 0.3%

Kimco Realty Corp. (REIT)	7,600	137,104
Simon Property Group Inc. (REIT)	5,537	550,876
		687,980

See Notes to Schedule of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Semiconductor Equipment — 0.3%

Applied Materials Inc.	25,400	$356,870	(d)
KLA-Tencor Corp.	3,200	123,648
MEMC Electronic Materials Inc.	4,500	50,670	(a)
Novellus Systems Inc.	1,700	54,944	(a)
Teradyne Inc.	3,600	50,544	(a)
		636,676

Semiconductors — 2.2%

Advanced Micro Devices Inc.	10,074	82,405	(a,d)
Altera Corp.	5,700	202,806
Analog Devices Inc.	5,700	214,719
Broadcom Corp.	8,250	359,287
First Solar Inc.	1,010	131,441	(a)
Intel Corp.	103,865	2,184,281	(d)
Linear Technology Corp.	4,300	148,737
LSI Corp.	12,292	73,629	(a)
Microchip Technology Inc.	3,500	119,735
Micron Technology Inc.	16,654	133,565	(a)
National Semiconductor Corp.	4,566	62,828
NVIDIA Corp.	10,500	161,700	(a)
Texas Instruments Inc.	21,851	710,157
Xilinx Inc.	4,787	138,727
		4,724,017

Soft Drinks — 2.4%

Coca-Cola Enterprises Inc.	6,518	163,146
Dr Pepper Snapple Group Inc.	4,400	154,704
PepsiCo Inc.	29,549	1,930,436	(d)
The Coca-Cola Co.	43,502	2,861,127	(d)
		5,109,413

Specialized Consumer Services — 0.0%*

H&R Block Inc.	6,292	74,938

Specialized Finance — 0.4%

CME Group Inc.	1,261	405,727
IntercontinentalExchange Inc.	1,400	166,810	(a)
Moody’s Corp.	4,084	108,389
NYSE Euronext	4,800	143,904
The NASDAQ OMX Group Inc.	2,600	61,646	(a)
		886,476

Specialized REITs — 0.6%

HCP Inc.	6,000	220,740
Healthcare Inc.	2,300	109,572
Host Hotels & Resorts Inc.	12,717	227,253
Plum Creek Timber Company Inc.	3,200	119,840
Public Storage	2,600	263,692
Ventas Inc.	3,000	157,440
Weyerhaeuser Co.	10,167	192,461
		1,290,998

Specialty Chemicals — 0.3%

Ecolab Inc.	4,352	219,428

	Number of Shares	Fair Value

International Flavors & Fragrances Inc.	1,547	$85,998
Sigma-Aldrich Corp.	2,182	145,234
The Sherwin-Williams Co.	1,763	147,651
		598,311

Specialty Stores — 0.2%

Staples Inc.	13,450	306,256
Tiffany & Co.	2,400	149,448
		455,704

Steel — 0.4%

AK Steel Holding Corp.	2,300	37,651
Allegheny Technologies Inc.	1,951	107,656
Cliffs Natural Resources Inc.	2,600	202,826
Nucor Corp.	6,036	264,498
United States Steel Corp.	2,665	155,689
		768,320

Systems Software — 3.3%

BMC Software Inc.	3,300	155,562	(a)
CA Inc.	7,200	175,968
McAfee Inc.	3,000	138,930	(a)
Microsoft Corp.	140,539	3,923,849	(d)
Novell Inc.	7,666	45,383	(a)
Oracle Corp.	72,152	2,258,358	(d)
Red Hat Inc.	3,600	164,340	(a)
Symantec Corp.	14,785	247,501	(a)
		7,109,891

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	9,600	122,304
People’s United Financial Inc.	6,700	93,867
		216,171

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	4,519	53,550	(a)

Tobacco — 1.6%

Altria Group Inc.	39,253	966,409
Lorillard Inc.	2,711	222,465
Philip Morris International Inc.	33,979	1,988,791
Reynolds American Inc.	6,400	208,768
		3,386,433

Trading Companies & Distributors — 0.1%

Fastenal Co.	2,600	155,766
WW Grainger Inc.	1,082	149,435
		305,201

Trucking — 0.0%*

Ryder System Inc.	931	49,008

Wireless Telecommunication Services — 0.3%

American Tower Corp.	7,600	392,464	(a)
MetroPCS Communications Inc.	4,600	58,098	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Sprint Nextel Corp.	54,600	$230,958	(a)
		681,520

Total Common Stock (Cost $185,492,248)		213,560,953
Other Investments — 0.0%*
GEI Investment Fund (Cost $80,391)		76,371	(e)

Total Investments in Securities (Cost $185,572,639)		213,637,324
Short-Term Investments — 1.7%

Short-Term Investments — 1.6%
GE Money Market Fund Institutional Class 0.00%		3,459,247	(b,e)

	Principal Amount

U.S. Government — 0.1%
U.S. Treasury Bill 0.02% 01/20/11	$300,000	299,996	(b)

Total Short-Term Investments (Cost $3,759,228)		3,759,243

Total Investments (Cost $189,331.867)		217,396,567

Liabilities in Excess of Other Assets, net — (0.0)%*		(52,999)

NET ASSETS — 100.0%		$217,343,568

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2011	60	$3,759,000	$74,867

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent. Also affiliated with SSgA Management, Inc., the sub-adviser.

(d)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

(f)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010.

Abbreviations:

REIT	Real Estate Investment Trust

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—	4/15/85
Net asset value, beginning of period	$19.82		$15.99		$26.52		$26.06	$22.94
Income/(loss) from investment operations:
Net investment income	0.40		0.38		0.52		0.47	0.42
Net realized and unrealized gains/(losses) on investments	2.54		3.84		(10.46)		0.86	3.12
Total income/(loss) from investment operations	2.94		4.22		(9.94)		1.33	3.54
Less distributions from:
Net investment income	0.39		0.39		0.50		0.47	0.42
Net realized gains	—		—		0.09		0.40	—
Total distributions	0.39		0.39		0.59		0.87	0.42
Net asset value, end of period	$22.37		$19.82		$15.99		$26.52	$26.06
TOTAL RETURN (a)	14.84%		26.30%		(37.40)%		5.10%	15.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$217,344		$224,165		$209,176		$447,426	$497,105
Ratios to average net assets:
Net investment income (loss)	1.79%		2.05%		1.91%		1.62%	1.58%
Net Expenses	0.33%	(b)(c)	0.43%	(b)	0.41%	(b)	0.39%	0.40%
Gross Expenses	0.38%		0.43%		0.41%		0.39%	0.40%
Portfolio turnover rate	4%		5%		4%		6%	4%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)	Effective January 1, 2010, GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund. Unless terminated or amended, this agreement will continue in effect until April 30, 2011. The agreement may be changed or terminated with the approval of the Company’s Board of Directors and GEAM.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at fair value (cost $185,492,248)	$213,560,953
Investments in affiliated securities, at fair value (cost $80,391)	76,371
Short-term Investments at fair value (cost $299,981)	299,996
Short-term affiliated investments (at amortized cost)	3,459,247
Income receivables	252,133
Receivable for fund shares sold	1,899
Total Assets	217,650,599

LIABILITIES
Payable for Fund shares redeemed	120,420
Payable to GEAM	134,650
Accrued other expenses	47,461
Variation margin payable	4,500
Total Liabilities	307,031
NET ASSETS	$217,343,568

NET ASSETS CONSIST OF:
Capital paid in	245,222,819
Undistributed (distribution in excess of) net investment income	19,127
Accumulated net realized gain (loss)	(56,037,945)
Net unrealized appreciation/ (depreciation) on:
Investments	28,064,700
Futures	74,867
NET ASSETS	$217,343,568

NET ASSETS	217,343,568
Shares outstanding ($0.01 par value; unlimited shares authorized)	9,716,270
Net asset value per share	22.37

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations Year Ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$4,324,932
Interest	144,510
Interest from affiliated investments	489
Total Income	4,469,931

Expenses:
Advisory and administrative fees	744,143
Transfer agent fees	40
Directors’ fees	7,320
Custody and accounting expenses	958
Professional fees	40,919
Other expenses	9,200
Total expenses before waiver and reimbursement	802,580
Less: Expenses waived or borne by the adviser	(6,325)
Less: Expenses reimbursed by the adviser	(105,778)
Net expenses	690,477
Net investment income (loss)	3,779,454

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	(3,819,425)
Futures	473,046

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	28,636,947
Futures	19,706
Net realized and unrealized gain (loss) on investments	25,310,274
Net increase (decrease) in net assets resulting from operations	$29,089,728

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income (loss)	$3,779,454	$4,156,927
Net realized gain (loss) on investments and futures	(3,346,379)	(18,244,107)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and futures	28,656,653	61,943,292
Net increase (decrease) from operations	29,089,728	47,856,112

Distributions to shareholders from:
Net investment income	(3,730,010)	(4,356,429)
Total distributions	(3,730,010)	(4,356,429)
Increase (decrease) in net assets from operations and distributions	25,359,718	43,499,683
Share transactions:
Proceeds from sale of shares	2,496,222	3,626,812
Value of distributions reinvested	3,730,010	4,356,429
Cost of shares redeemed	(38,407,507)	(36,493,594)
Net increase (decrease) from share transactions	(32,181,275)	(28,510,353)
Total increase (decrease) in net assets	(6,821,557)	14,989,330

NET ASSETS
Beginning of period	224,165,125	209,175,795
End of period	$217,343,568	$224,165,125
Undistributed (distribution in excess of) net investment income, end of period	$19,127	$1,556

CHANGES IN FUND SHARES

Shares sold	119,058	230,073
Issued for distributions reinvested	166,444	217,713
Shares redeemed	(1,880,228)	(2,212,725)
Net increase (decrease) in fund shares	(1,594,726)	(1,764,939)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2010

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All

19

Notes to Financial Statements	December 31, 2010

expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require

20

Notes to Financial Statements	December 31, 2010

that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stock	$213,560,953	$—	$—	$213,560,953
Other Investments	—	76,371	—	76,371
Short-Term Investments	3,459,247	299,996	—	3,759,243

Total Investments in Securities	$217,020,200	$376,367	$—	$217,396,567

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$74,867	$—	$—	$74,867

†  Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives		Liability Derivatives
	Location	Fair Value ($)	Location	Fair Value ($)
Equity Futures	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	74,867*

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) ($)	Change in Unrealized Appreciation/(Depreciation) ($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	18,181,890/(19,469,788)	473,046	19,706

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is updated within the Assets/or Liabilities sections of the Statement of Assets and Liabilities.

21

Notes to Financial Statements	December 31, 2010

5.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

Effective January 1, 2010, GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund. Unless terminated or amended, this agreement will continue in effect until April 30, 2011. The agreement may be changed or terminated with the approval of the Company’s Board of Directors and GEAM.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2010, $3,697 was charged to the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. (“SSgA”) is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2009 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$7,967,470	$39,233,256

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows:

Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
	Appreciation	Depreciation	Investments	Derivatives/Currency
$200,620,997	$58,349,009	$(41,573,439)	$16,775,570	$(283)	$25,111	$(44,679,649)	$—

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$21,852,323	12/31/16
19,954,605	12/31/17
2,872,721	12/31/18

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund

22

Notes to Financial Statements	December 31, 2010

will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$3,730,010	$—	$3,730,010
2009	4,356,429	—	4,356,429

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(31,873)	$31,508	$365

23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the S&P 500 Index Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

24

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSgA Funds Management, Inc. (“SSgA”), at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSgA. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSgA were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSgA a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSgA. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and SSgA, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSgA. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSgA, taking into account their extensive past experiences with GEAM and SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

25

Advisory and Administrative Agreement Renewal	(unaudited)

In connection with their consideration of the services provided by SSgA, the Board members focused on SSgA’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSgA continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSgA about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the passive investment style and approach employed, the likely market cycles for the investment style and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSgA by GEAM, and the cost of the services provided by GEAM and SSgA to the Fund. The Board members reviewed the information they had requested from GEAM and SSgA concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2011, at which time GEAM intends to continue to extend the waiver for an additional one year period. The

Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by SSgA in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and SSgA for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to SSgA. The Board members previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM and SSgA should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSgA from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits

26

Advisory and Administrative Agreement Renewal	(unaudited)

to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and SSgA, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by SSgA. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSgA may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

27

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

28

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

29

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

30

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January, 2011.

31

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(unaudited)

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the Premier Growth Equity Fund and has served in that capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989.

Q.	How did the Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the Premier Growth Equity Fund returned 11.61% for Class 1 shares and 11.10% for Class 4 shares. The S&P 500 Index and Russell 1000 Growth Index, the Fund’s benchmarks, returned 15.06% and 16.71% respectively, and the Fund’s Morningstar peer group of 414 U.S. Insurance Large Growth funds returned on average of 16.46% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second-half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy sectors each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large cap, high quality investors. Small and mid-cap companies led — typical in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%. We generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies can make the best long-term investments, and a diversified portfolio of high quality large caps has the potential to outperform over a full market cycle.

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet the stock lagged. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

Q.	What were the primary drivers of Fund performance?

A.

After outperforming the benchmarks in 2009, the portfolio lagged in 2010 due primarily to stock selections in materials, health care, energy and technology. Weakness in Monsanto (-13%) resulted from a flood of cheap Chinese herbicide generics driving prices down for Round-Up, Monsanto’s herbicide product. We continued to own Monsanto at year end for its higher-growth genetically modified seeds and traits business which has historically been a more significant earnings driver.

2

(unaudited)

Health care was a difficult sector in the past year, as many consumers cut back on their health care spending. For example, VCA Antech
(-7%) and Medtronic (-16%) weighed on returns as they performed fewer animal health and cardiac procedures, respectively. Amgen (-3%) and Gilead (16%) both underperformed smaller biotech companies that enjoyed takeout premiums. We maintained our conviction in both stocks, and believed there is potential for Amgen’s new bone-building therapy expected to be launched within the next six months.

Transocean (-13%) drove most of the weakness in energy following the Gulf oil spill; we eliminated the holding in light of the change in risk profile. Within technology, Research in Motion (-14%) struggled with share losses in the U.S. although we held it primarily for its global handset growth potential. An overhang of financial reform legislation pressured Visa (-19%) as debit transaction fees came under scrutiny. We believed that Visa’s profitability wouldn’t be as heavily impacted as the selloff indicated. Therefore we added modestly to Visa on weakness. Finally, Western Union (-.05%) weighed on returns, although the stock was acting much better by the end of the year on a management change and pick-up in fundamentals.

During a tough year, a number of our individual holdings performed well, including Baidu which more than doubled as it gained share and ad spending accelerated in China. Software maker Intuit (+60%) was another winner in the technology sector. The Fund’s overweight in consumer discretionary also bolstered returns, and our media holdings, including DirecTV (+20%) and Liberty Global (+55%) added to performance. Within industrials, Dover (+51%) rose as the economic recovery took hold. This diversified industrial is the parent to more than 30 companies that make products from hearing-aid parts to gasoline nozzles. Other companies that outperformed in the early innings of the recovery included CB Richard Ellis (+51%), Schlumberger (+30%) and cruising company, Carnival (+47%).

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes during the year. The Fund remained positioned for a slow-economic growth environment, as we continued to employ our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth. We ended the period with 34 stocks in the Fund, consistent with our history. The largest sector weighting remained technology at approximately 34% of the Fund — as we continued to like the financial conditions, global business models and valuations of many leading tech companies. The largest sector weightings after technology remained consumer discretionary, health care and financials.

In terms of portfolio activity, we initiated a switch within technology, beginning a position in Apple and eliminating Molex and Corning. We also eliminated our position in Transocean before absorbing the full extent of the deepwater driller’s fall following the BP accident. Although we do not believe Transocean was responsible for the disaster, they leased the rig to BP. At year-end oil services company, Schlumberger (+30%) was the Fund’s largest holding. Within health care, we eliminated Medtronic and initiated a position in Covidien, a health care equipment and supplies company that we believe may be facing fewer headwinds. We maintained our underweight in pharmaceutical companies and our overweight in biotech companies, preferring biotech’s innovative pipelines.

On the margin, we modestly decreased our exposure to energy (with the eliminations of Transocean and Southwestern Energy) and consumer discretionary (taking profits in Bed Bath & Beyond and Liberty Global), and added to our holdings within healthcare, financials and technology, driven by what we believe were compelling valuations (e.g., adding to positions in Express Scripts, Goldman Sachs, CME, Microsoft, Visa, Western Union and Research in Motion). The Fund continues to focus on high-quality companies, with above-average earnings growth, trading at attractive valuations.

3

Premier Growth Equity Fund

(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,222.53	4.26
Class 4	1,000.00	1,219.74	6.66
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.15	3.87
Class 4	1,000.00	1,019.03	6.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class 1 shares and 1.19% for Class 4 shares (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 22.25% for Class 1 shares, and 21.97% for Class 4 shares. Past performance does not guarantee future returns.

4

Premier Growth Equity Fund	(unaudited)

Investment Profile

A Mutual Fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in common and preferred stocks and other types of Equity Securities. The Fund invests primarily in a limited number large-and medium-sized companies (market capitalization of $1 billion or more) that the portfolio manager believes have above-average growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year		Five Year	Ten Year
Number of Funds in peer group:	414		361	288
Peer group average annual total return:	16.4	6%	2.63%	0.20%
Morningstar category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $45,408 (in thousands) on December 31, 2010 (b) (c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value) (b) (c)

Schlumberger Ltd.	4.73%
QUALCOMM Inc.	4.54%
Express Scripts Inc.	4.29%
The Western Union Co.	4.21%
CME Group Inc.	4.16%
PepsiCo Inc.	3.85%
DIRECTV	3.68%
Apple Inc.	3.58%
American Tower Corp.	3.57%
Amgen Inc.	3.42%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 12/12/97)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Premier Growth Equity Fund	11.61%	2.42%	1.23%	$11,303
S&P 500 Index	15.06%	2.29%	1.41%	$11,508
Russell 1000 Growth Index	16.71%	3.76%	0.02%	$10,024

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment (a)
Premier Growth Equity Fund	11.10%	-0.96%	$9,746
S&P 500 Index	15.06%	-1.31%	$9,654
Russell 1000 Growth Index	16.71%	1.58%	$10,427

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*	Less than 0.1%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2010

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.4% †

Application Software — 1.4%

Intuit Inc.	13,383	$659,782	(a,d)

Asset Management & Custody Banks — 3.1%

State Street Corp.	30,368	1,407,253	(c)

Biotechnology — 4.9%

Amgen Inc.	28,309	1,554,164	(a)
Gilead Sciences Inc.	18,529	671,491	(a)
		2,225,655

Cable & Satellite — 8.4%

Comcast Corp.	28,824	599,827
DIRECTV	41,897	1,672,947	(a)
Liberty Global Inc.	44,779	1,517,560	(a)
		3,790,334

Communications Equipment — 8.1%

Cisco Systems Inc.	53,015	1,072,493	(a,d)
QUALCOMM Inc.	41,691	2,063,288
Research In Motion Ltd.	9,058	526,542	(a)
		3,662,323

Computer Hardware — 3.6%

Apple Inc.	5,039	1,625,380	(a)

Data Processing & Outsourced Services — 9.6%

Paychex Inc.	31,912	986,400
The Western Union Co.	102,941	1,911,614
Visa Inc.	20,794	1,463,482
		4,361,496

Diversified Support Services — 2.3%

Iron Mountain Inc.	41,691	1,042,692

Fertilizers & Agricultural Chemicals — 2.7%

Monsanto Co.	17,294	1,204,354

Healthcare Equipment — 2.9%

Covidien PLC	28,834	1,316,560

Healthcare Facilities — 1.1%

VCA Antech Inc.	21,618	503,483	(a)

Healthcare Services — 5.8%

Express Scripts Inc.	36,029	1,947,367	(a)
Lincare Holdings Inc.	25,735	690,470
		2,637,837

	Number of Shares	Fair Value

Home Improvement Retail — 2.9%

Lowe’s companies Inc.	51,471	$1,290,893

Home Furnishing Retail — 3.3%

Bed Bath & Beyond Inc.	30,882	1,517,850	(a)

Hotels, Resorts & Cruise Lines — 2.3%

Carnival Corp.	22,132	1,020,507

Industrial Machinery — 3.2%

Dover Corp.	24,706	1,444,066

Internet Software & Services — 5.5%

Baidu Inc. ADR	12,090	1,167,048	(a)
eBay Inc.	47,353	1,317,834	(a)
		2,484,882

Investment Banking & Brokerage — 3.3%

The Goldman Sachs Group Inc.	8,956	1,506,041

Life & Health Insurance — 1.4%

Aflac Inc.	11,118	627,389

Oil & Gas Equipment & Services — 4.7%

Schlumberger Ltd.	25,735	2,148,873

Real Estate Services — 2.1%

CB Richard Ellis Group Inc. (REIT)	47,044	963,461	(a)

Soft Drinks — 3.9%

PepsiCo Inc.	26,765	1,748,557

Specialized Finance — 4.2%

CME Group Inc.	5,868	1,888,029

Systems Software — 3.1%

Microsoft Corp.	49,927	1,393,962	(d)

Wireless Telecommunication Services — 3.6%

American Tower Corp.	31,397	1,621,341	(a)

Total Common Stock (Cost $37,046,468)		44,093,000
Other Investments — 0.0%*
GEI Investment Fund (Cost $3,072)		2,918	(e)

Total Investments in Securities (Cost $37,049,540)		44,095,918

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2010

	Fair Value
Short-Term Investments — 2.9%
GE Money Market Fund Institutional Class 0.00% (Cost $1,312,499)	$1,312,499	(b,e)

Total Investments (Cost $38,362,039)	45,408,417

Liabilities in Excess of Other Assets, net — (0.3)%	(119,159)

NET ASSETS — 100.0%	$45,289,258

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(d)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	12/12/97	—		—		5/1/08
Net asset value, beginning of period	$64.30		$46.49		$78.95		$82.17	$75.65	$64.30		$46.55		$78.52
Income/(loss) from investment operations:
Net investment income (loss)	0.14	**	0.20		0.30		0.23	0.35	(0.14	)**	(0.16)		0.02	**
Net realized and unrealized gains/(losses) on investments	7.32		17.81		(29.32)		4.19	6.51	7.28		17.91		(28.75)
Total income/(loss) from investment operations	7.46		18.01		(29.02)		4.42	6.86	7.14		17.75		(28.73)
Less distributions from:
Net investment income	0.16		0.20		0.26		0.23	0.34	—		—		0.06
Return of Capital	—		—		0.01		—	—	—		—		0.01
Net realized gains	—		—		3.17		7.41	—	—		—		3.17
Total distributions	0.16		0.20		3.44		7.64	0.34	—		—		3.24
Net asset value, end of period	$71.60		$64.30		$46.49		$78.95	$82.17	$71.44		$64.30		$46.55
TOTAL RETURN(a)	11.61%		38.74%		(36.66)%		5.34%	9.07%	11.10%		38.13%		(36.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$45,280		$48,620		$43,308		$94,720	$110,538	$10		$9		$6
Ratios to average net assets:
Net investment income (loss)	0.22%		0.33%		0.36%		0.24%	0.41%	(0.22)%		(0.12)%		0.05%	*
Net expenses	0.76%	(b)	0.90%	(b)	0.76%	(b)	0.72%	0.71%	1.19%	(b)	1.35%	(b)	1.21%	(b)*
Gross expenses	0.76%		0.90%		0.76%		0.72%	0.71%	1.20%		1.35%		1.21%
Portfolio turnover rate	19%		18%		23%		29%	27%	19%		18%		23%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $37,046,468)	$44,093,000
Investments in affiliated securities, at Fair Value (cost $3,072)	2,918
Short-term affiliated investments (at amortized cost)	1,312,499
Income receivables	26,372
Receivable for fund shares sold	2,065
Total Assets	45,436,854

LIABILITIES
Payable for fund shares redeemed	22,686
Payable to GEAM	24,866
Accrued other expenses	100,044
Total Liabilities	147,596
NET ASSETS	$45,289,258

NET ASSETS CONSIST OF :
Capital paid in	45,671,431
Undistributed (distribution in excess of) net investment income	(230)
Accumulated net realized gain (loss)	(7,428,321)
Net unrealized appreciation/(depreciation) on:
Investments	7,046,378
NET ASSETS	$45,289,258

Class 1:

NET ASSETS	45,279,511
Shares outstanding ($0.01 par value; unlimited shares authorized)	632,384
Net asset value per share	$71.60

Class 4:

NET ASSETS	9,747
Shares outstanding ($0.01 par value; unlimited shares authorized)	136
Net asset value per share	$71.44

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$420,456
Interest	20,873
Interest from affiliated investments	300
Total Income	441,629

Expenses:
Advisory and administrative fees	295,961
Transfer agent	8,077
Directors’ fees	1,665
Custody and accounting expenses	12,257
Professional fees	10,965
Other expenses	17,526
Total expenses before waiver and reimbursement	346,451
Less: Expenses reimbursed by the adviser	(3,045)
Net expenses	343,406
Net investment income (loss)	98,223

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	(964,104)
Futures	149,721

Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	5,586,470
Futures	8,798
Net realized and unrealized gain (loss) on investments	4,780,885
Net increase (decrease) in net assets resulting from operations	$4,879,108

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$98,223	$149,572
Net realized gain (loss) on investments and futures	(814,383)	(4,666,781)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	5,595,268	19,092,472
Net increase (decrease) from operations	4,879,108	14,575,263
Distributions to shareholders from :
Net investment income
Class 1	(102,983)	(153,151)
Class 4	—	—
Total distributions	(102,983)	(153,151)
Increase (decrease) in net assets from operations and distributions	4,776,125	14,422,112
Share transactions :
Proceeds from sale of shares
Class 1	403,902	713,200
Class 4	—	—
Value of distributions reinvested
Class 1	102,983	153,151
Class 4	—	—
Cost of shares redeemed
Class 1	(8,622,493)	(9,973,949)
Class 4	—	—
Net increase (decrease) from share transactions	(8,115,608)	(9,107,598)
Total increase (decrease) in net assets	(3,339,483)	5,314,514

NET ASSETS
Beginning of period	48,628,741	43,314,227
End of period	$45,289,258	$48,628,741
Undistributed (distribution in excess of) net investment income, end of period	$(230)	$—

CHANGES IN FUND SHARES

Class 1
Shares sold	6,304	13,169
Issued for distributions reinvested	1,434	2,361
Shares redeemed	(131,514)	(190,965)
Net increase (decrease) in fund shares	(123,776)	(175,435)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net increase (decrease) in fund shares	—	—

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation sof financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of

13

Notes to Financial Statements	December 31, 2010

applicable withholding taxes. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

14

Notes to Financial Statements	December 31, 2010

A Fund’s written or purchased options are valued at the last sale price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$44,093,000	$—	$—	$44,093,000
Other Investments	—	2,918	—	2,918
Short-term Investments	1,312,499	—	—	1,312,499
Total Investments in Securities	$45,405,499	$2,918	$—	$45,408,417

4.	Derivatives Transactions

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under FASB Accounting ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) ($)	Change in Unrealized Appreciation/(Depreciation) ($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	9,246,594/ (10,127,066)	$149,721	$8,798
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of the Fund’s total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund’s Management Fee in the amount equal to the management fee earned by GEAM with respect to the Funds Investment in the GE Funds-GE Money Market Fund.

Distribution and Service (12b-1) Fee The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may

15

Notes to Financial Statements	December 31, 2010

compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$8,182,451	$15,357,739

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows:

Cost for Tax Purposes	Gross Tax Unrealized Apprec.	Gross Tax Unrealized Deprec.	Net Tax Apprec/ (Deprec) on Investments	Undistributed Income	Undistributed Accumulated Capital Loss	Post October Losses
$40,846,637	$7,874,769	$(3,312,989)	$4,561,780	$—	$(4,943,953)	$—

As of December 31, 2010, the Fund has capital loss carryovers as indicated below.

Amount	Expires
$3,967,110	12/31/17
976,843	12/31/18

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is

16

Notes to Financial Statements	December 31, 2010

probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long- Term Capital Gains	Return of Capital	Total
2010	$102,983	$—	$—	$102,983
2009	153,151	—	—	153,151
Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$4,530	$(6)	$(4,524)

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Premier Growth Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

18

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

19

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

20

Advisory and Administrative Agreement Renewal	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary — less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 — 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager — Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

24

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer — Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer — Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer — Public Equity Investments (since July 2009)

Maureen B. Mitchell, President — Institutional Sales and Marketing (since July 2009)

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President — Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer — Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

* As	of November 4, 2010, Mr. Lucas no longer served as a director of the Company.
** As	of February 18, 2011, Ms. Begun no longer served as an officer of the Company.
***	Effective January, 2011.

25

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(unaudited)

Stephen V. Gelhaus

Paul C. Reinhardt

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul Reinhardt is a Senior Vice President of GE Asset Management and lead portfolio manager of the Core Value Equity Fund. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Core Value Equity Fund in August 1999.

Q.	How did the Core Value Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.

For the twelve-month period ended December 31, 2010, the Core Value Equity Fund returned 11.57% for Class 1 shares and 11.12% for Class 4 shares. The S&P 500 Index, the Fund’s benchmark, returned 15.06% and the Fund’s Morningstar peer group of 454 US Insurance Large Blend funds returned on average of 14.31% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second-half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy sectors each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large-cap, high quality investors. Small and mid-cap companies led—typical in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%. We generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies can make the best long-term investments, and a diversified portfolio of high quality large-caps has the potential to outperform over a full market cycle.

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet the stock lagged. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

2

(unaudited)

Q.	What were the primary drivers of Fund performance?

A.	The Fund lagged the S&P 500 in the market environment favoring smaller-cap, low quality companies in 2010. However, the Fund’s investments in materials and industrials helped both absolute and relative returns, as these sectors were up 41% and 35% respectively. For example, the Fund benefited from investments in Deere & Co. and Potash Corp. of Saskatchewan, as both stocks soared on strong agricultural commodity demand. Potash had a takeover bid from BHP Billiton but remained an independent global fertilizer provider at year-end. Deere benefited from robust overseas demand and strengthening U.S. orders as sales picked up for its industrial and agricultural machinery. As metals prices increased, so did the stocks of some of our metals and mining holdings, including Barrick Gold (+36%), Freeport McMoran Copper & Gold (+53%) and Allegheny Technologies (+25%). Another key holding that bolstered returns was Honeywell, up 39%. Honeywell has generated strong free cash flow and earnings growth as its aerospace and material segments continue to build momentum. Amid signs of firming demand in the U.S., the railroad stocks skyrocketed, and Union Pacific (+48%) contributed significantly to returns.

In terms of portfolio detractors, the technology sector saw a divergence in performance between the larger-cap, less cyclical companies and firms more leveraged to key trends like smart phones and cloud computing. For instance, not owning Apple (+53%) was the Fund’s greatest single performance detractor. Other stocks that dragged on performance included Hewlett-Packard (-18%) which pulled back after CEO Mark Hurd departed. We trimmed our position in HP as our thesis regarding management had changed. Western Union (-.05%) was another detractor, which underperformed on concerns about U.S. money transfer pricing. At year-end we continued to believe that the global brand name companies in technology that we hold, including Western Union and others like IBM and Texas Instruments, were attractively valued based on both earnings and free cash flow.

Stock selection in consumer discretionary and health care stocks also detracted from returns. Within consumer discretionary, we remained underweighted in autos, gaming, lodging, retail and restaurants as we felt some of these stocks were overvalued. Instead, we had larger positions in media companies, which returned only 16% compared to the sector overall at over 27%. The Fund’s health care selections further weighed on returns, as illustrated by Baxter International (-27%) and Covidien (-3%). Baxter was eliminated on deteriorating fundamentals while we added to Covidien as the company’s improving business mix and low valuation made the stock attractive to us.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in all economic environments. The biggest changes in positioning included new holdings added in energy and increased exposure in financials. In fact, at year end financials and energy represented the portfolio’s largest overweights. We built our energy overweight taking advantage of valuations in the sector, and anticipating long-term supply-demand imbalances in both the E&P and energy service industries. We initiated positions in Suncor and Weatherford International, while adding to our Apache, Chevron and El Paso Energy positions. Within consumer staples, the valuation of large-cap, multinational consumer companies became even more compelling. Thus, we increased our exposure to consumer staples, adding to Archer Daniels Midland, Clorox and Kraft.

We funded these purchases with proceeds from some financials sales, including eliminations of Goldman Sachs, Aon and MetLife post the announcement of the firm’s purchase of AIG’s life insurance business. We also sold Baxter International, Boston Scientific, CVS Caremark and Alliant Techsystems due to fundamental concerns. We also lightened our exposure to industrials, taking profits in names like Deere, Eaton, Union Pacific and Rockwell Collins as they rallied. By the end of the year, industrials joined consumer discretionary and information technology as the largest underweighted sectors in the portfolio.

3

Core Value Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,222.12	5.43
Class 4	1,000.00	1,218.78	7.77
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.12	4.94
Class 4	1,000.00	1,018.04	7.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% for Class 1 shares and 1.39% for Class 4 shares (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 22.21% for Class 1 shares, and 21.88% for Class 4 shares. Past performance does not guarantee future results.

4

Core Value Equity Fund	(unaudited)

Investment Profile

A Mutual Fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity common and preferred stocks and other types of equity securities. The Fund primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	454	397	302
Peer group average annual total return:	14.31%	1.86%	1.14%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value (c) of $19,859 (in thousands) on December 31, 2010 (b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value) (b)(c)

Chevron Corp.	2.86%
JPMorgan Chase & Co.	2.86%
Microsoft Corp.	2.78%
International Business Machines Corp.	2.72%
Time Warner Inc.	2.33%
The Procter & Gamble Co.	2.32%
Johnson & Johnson	2.23%
Intel Corp.	2.21%
Exxon Mobil Corp.	2.09%
Wells Fargo & Co.	1.99%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	11.57%	4.01%	2.62%	12,953
S&P 500 Index	15.06%	2.29%	1.41%	11,508

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	11.12%	-1.53%	9,596
S&P 500 Index	15.06%	-1.31%	9,654

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2010

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.7%†

Advertising — 2.0%

Omnicom Group Inc.	8,611	$394,384

Aerospace & Defense — 2.3%

Honeywell International Inc.	7,148	379,988
Rockwell Collins Inc.	1,381	80,457
		460,445

Agricultural Products — 1.0%

Archer-Daniels-Midland Co.	6,346	190,888

Air Freight & Logistics — 0.8%

FedEx Corp.	1,700	158,117

Asset Management & Custody Banks — 5.3%

Ameriprise Financial Inc.	6,233	358,709
Invesco Ltd.	6,518	156,823
State Street Corp.	5,326	246,807	(c)
The Bank of New York Mellon Corp.	9,237	278,957
		1,041,296

Biotechnology — 1.9%

Amgen Inc.	2,832	155,477	(a)
Gilead Sciences Inc.	5,951	215,664	(a)
		371,141

Coal & Consumable Fuels — 0.5%

Peabody Energy Corp.	1,564	100,065

Communications Equipment — 1.1%

Cisco Systems Inc.	11,048	223,501	(a)

Computer Hardware — 0.8%

Hewlett-Packard Co.	3,849	162,043

Construction & Farm Machinery & Heavy Trucks — 1.4%

Deere & Co.	3,244	269,414

Consumer Finance — 0.7%

American Express Co.	3,401	145,971

Data Processing & Outsourced Services — 1.6%

The Western Union Co.	17,374	322,635

Department Stores — 0.5%

Macy’s Inc.	4,233	107,095

	Number of Shares	Fair Value

Diversified Financial Services — 7.4%

Bank of America Corp.	18,143	$242,028
Citigroup Inc.	34,871	164,940	(a)
JPMorgan Chase & Co.	13,373	567,283
US BanCorp	3,299	88,974
Wells Fargo & Co.	12,749	395,092
		1,458,317

Diversified Metals & Mining — 1.1%

Freeport-McMoRan Copper & Gold Inc.	1,749	210,037

Drug Retail — 0.4%

CVS Caremark Corp.	2,551	88,698

Electric Utilities — 2.0%

Edison International	2,153	83,106
Entergy Corp.	1,416	100,295
NextEra Energy Inc.	2,639	137,202
Northeast Utilities	2,584	82,378
		402,981

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	1,700	99,093

Electronic Components — 0.7%

Corning Inc.	7,147	138,080

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.	1,045	161,797

General Merchandise Stores — 0.6%

Target Corp.	1,925	115,750

Gold — 0.6%

Barrick Gold Corp.	2,266	120,506

Healthcare Distributors — 0.5%

Cardinal Health Inc.	2,550	97,691

Healthcare Equipment — 2.2%

Becton Dickinson and Co.	737	62,291
Covidien PLC	8,241	376,284
		438,575

Healthcare Services — 1.4%

Medco Health Solutions Inc.	1,304	79,896	(a)
Omnicare Inc.	7,422	188,445
		268,341

Home Improvement Retail — 0.8%

Lowe’s companies Inc.	6,488	162,719

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Home Furnishing Retail — 0.3%

Bed Bath & Beyond Inc.	1,245	$61,192	(a)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	825	38,041

Household Products — 3.6%

Clorox Co.	3,959	250,526
The Procter & Gamble Co.	7,147	459,767
		710,293

Independent Power Producers & Energy Traders — 0.6%

Calpine Corp.	4,618	61,604	(a)
The AES Corp.	4,991	60,790	(a)
		122,394

Industrial Machinery — 0.2%

Eaton Corp.	385	39,081

Integrated Oil & Gas — 6.7%

Chevron Corp.	6,233	568,761
Exxon Mobil Corp.	5,665	414,225	(d)
Marathon Oil Corp.	3,965	146,824
Suncor Energy Inc.	4,987	190,952
		1,320,762

Integrated Telecommunication Services — 3.1%

AT&T Inc.	12,261	360,228
Verizon Communications Inc.	7,148	255,755
		615,983

Investment Banking & Brokerage — 0.8%

Morgan Stanley	6,048	164,566

IT Consulting & Other Services — 2.7%

International Business Machines Corp.	3,682	540,370

Life & Health Insurance — 3.6%

MetLife Inc.	3,904	173,494
Principal Financial Group Inc.	6,598	214,831
Prudential Financial Inc.	5,498	322,788
		711,113

Life Sciences Tools & Services — 1.0%

Thermo Fisher Scientific Inc.	3,464	191,767	(a)

Movies & Entertainment — 4.8%

News Corp.	16,934	246,559
The Walt Disney Co.	6,323	237,176
Time Warner Inc.	14,405	463,409
		947,144

	Number of Shares	Fair Value

Multi-Utilities — 1.2%

Dominion Resources Inc.	5,498	$234,875

Oil & Gas Equipment & Services — 2.3%

Halliburton Co.	1,649	67,329
National Oilwell Varco Inc.	1,416	95,226
Schlumberger Ltd.	2,347	195,974
Weatherford International Ltd.	4,021	91,679	(a)
		450,208

Oil & Gas Exploration & Production — 2.5%

Apache Corp.	3,079	367,109
Devon Energy Corp.	1,539	120,827
		487,936

Oil & Gas Storage & Transportation — 1.4%

El Paso Corp.	13,600	187,136
Spectra Energy Corp.	3,574	89,314
		276,450

Packaged Foods & Meats — 2.3%

Kraft Foods Inc.	10,281	323,954
McCormick & Company Inc.	1,189	55,324
Nestle S.A. ADR	1,132	66,584
		445,862

Pharmaceuticals — 4.7%

Bristol-Myers Squibb Co.	5,666	150,036
Johnson & Johnson	7,147	442,042
Novartis AG ADR	2,370	139,711
Pfizer Inc.	11,505	201,453
		933,242

Property & Casualty Insurance — 1.1%

ACE Ltd.	3,625	225,656

Railroads — 1.3%

Union Pacific Corp.	2,694	249,626

Reinsurance — 0.9%

PartnerRe Ltd.	2,086	167,610

Semiconductor Equipment — 0.7%

KLA-Tencor Corp.	3,341	129,096

Semiconductors — 4.0%

Intel Corp.	20,907	439,674
Microchip Technology Inc.	2,531	86,586
Texas Instruments Inc.	8,082	262,665
		788,925

Soft Drinks — 1.9%

PepsiCo Inc.	5,828	380,743

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Core Value Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Steel — 1.3%

Allegheny Technologies Inc.	4,563	$251,786

Systems Software — 4.4%

Microsoft Corp.	19,793	552,620	(d)
Oracle Corp.	10,171	318,352
		870,972

Wireless Telecommunication Services — 0.2%

American Tower Corp.	907	46,837	(a)

Total Common Stock (Cost $16,116,250)		19,112,110
Exchange Traded Funds — 1.6%

Financial Select Sector SPDR Fund	4,042	64,470	(f)
Industrial Select Sector SPDR Fund	7,313	255,224	(d,f)

Total Exchange Traded Funds (Cost $342,887)		319,694
Other Investments — 0.1%

GEI Investment Fund (Cost $8,991)		8,541	(e)

Total Investments in Securities (Cost $16,468,128)		19,440,345
Short-Term Investments — 2.1%
GE Money Market Fund Institutional Class 0.00% (Cost $418,802)		418,802	(b,e)

Total Investments (Cost $16,886,930)		19,859,147

Liabilities in Excess of Other Assets, net — (0.5)%		(93,919)

NET ASSETS — 100.0%		$19,765,228

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2011	2	$125,300	$1,604

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At December 31, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt

SPDR	Standard & Poors Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	4/28/00	—		—		5/1/08
Net asset value, beginning of period	$8.04		$6.48		$10.16		$10.70	$10.01	$8.04		$6.49		$9.82
Income/(loss) from investment operations:
Net investment income	0.11	**	0.08		0.11		0.12	0.17	0.07	**	0.01		0.05	**
Net realized and unrealized gains/(losses) on investments	0.82		1.57		(3.46)		0.97	1.62	0.82		1.60		(3.08)
Total income/(loss) from investment operations	0.93		1.65		(3.35)		1.09	1.79	0.89		1.61		(3.03)
Less distributions from:
Net investment income	0.12		0.09		0.12		0.12	0.17	0.08		0.06		0.09
Net realized gains	—		—		0.21		1.51	0.93	—		—		0.21
Total distributions	0.12		0.09		0.33		1.63	1.10	0.08		0.06		0.30
Net asset value, end of period	$8.85		$8.04		$6.48		$10.16	$10.70	$8.85		$8.04		$6.49
TOTAL RETURN (a)	11.57%		25.40%		(32.94)%		10.10%	17.85%	11.12%		24.74%		(30.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$19,756		$21,847		$20,361		$37,765	$39,683	$10		$9		$7
Ratios to average net assets:
Net investment income (loss)	1.32%		1.16%		1.18%		0.96%	1.55%	0.91%		0.72%		0.95%	*
Net expenses	0.97%	(b)	1.24%	(b)	0.95%	(b)	0.81%	0.81%	1.39%	(b)	1.69%	(b)	1.40%	(b)*
Gross expenses	0.97%		1.24%		0.95%		0.81%	0.81%	1.39%		1.69%		1.40%
Portfolio turnover rate	45%		61%		68%		45%	42%	45%		61%		68%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $16,459,137)	$19,431,804
Investments in affiliated securities, at Fair Value (cost $8,991)	8,541
Short-term affiliated investments (at amortized cost)	418,802
Income receivables	16,707
Receivable for fund shares sold	1,217
Total Assets	19,877,071

LIABILITIES
Payable to GEAM	10,784
Accrued other expenses	100,909
Variation margin payable	150
Total Liabilities	111,843
NET ASSETS	$19,765,228

NET ASSETS CONSIST OF:
Capital paid in	20,194,726
Undistributed (distribution in excess of) net investment income	(671)
Accumulated net realized gain (loss)	(3,402,648)
Net unrealized appreciation/(depreciation) on:
Investments	2,972,217
Futures	1,604
NET ASSETS	$19,765,228

Class 1:

NET ASSETS	19,755,630
Shares outstanding ($0.01 par value; unlimited shares authorized)	2,233,032
Net asset value per share	$8.85

Class 4:

NET ASSETS	9,598
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,084
Net asset value per share	$8.85

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividend	$454,896
Interest	3,710
Interest from affiliated investments	91
Less: Foreign taxes withheld	(2,513)
Total Income	456,184

Expenses:
Advisory and administrative fees	130,155
Transfer agent fees	13,014
Directors’ fees	715
Custody and accounting expenses	19,600
Professional fees	14,026
Other expenses	16,484
Total expenses before waiver and reimbursement	193,994
Less: Expenses reimbursed by the adviser	(1,036)
Net expenses	192,958
Net investment income (loss)	263,226

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	851,019
Futures and other	34,847

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	919,429
Futures	3,263
Net realized and unrealized gain (loss) on investments	1,808,558
Net increase (decrease) in net assets resulting from operations	$2,071,784

The accompanying Notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$263,226	$229,050
Net realized gain (loss) on investments, futures and foreign currency transactions	885,866	(2,785,679)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions	922,692	7,048,101
Net increase (decrease) from operations	2,071,784	4,491,472
Distributions to shareholders from:
Net investment income
Class 1	(265,366)	(233,609)
Class 4	(90)	(60)
Total distributions	(265,456)	(233,669)
Increase (decrease) in net assets from operations and distributions	1,806,328	4,257,803
Share transactions:
Proceeds from sale of shares
Class 1	451,257	615,077
Class 4	—	—
Value of distributions reinvested
Class 1	265,366	233,609
Class 4	90	60
Cost of shares redeemed
Class 1	(4,613,196)	(3,618,774)
Class 4	—	—
Net increase (decrease) from share transactions	(3,896,483)	(2,770,028)
Total increase (decrease) in net assets	(2,090,155)	1,487,775

NET ASSETS
Beginning of period	21,855,383	20,367,608
End of period	$19,765,228	$21,855,383
Undistributed (distribution in excess of) net investment income, end of period	$(671)	$—

CHANGES IN FUND SHARES

Class 1
Shares sold	54,320	91,344
Issued for distributions reinvested	29,951	28,806
Shares redeemed	(569,397)	(545,161)
Net increase (decrease) in fund shares	(485,126)	(425,011)

Class 4
Shares sold	—	—
Issued for distributions reinvested	10	7
Shares redeemed	—	—
Net increase (decrease) in fund shares	10	7

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of

14

Notes to Financial Statements	December 31, 2010

applicable withholding taxes. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

15

Notes to Financial Statements	December 31, 2010

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$19,112,110	$—	$—	$19,112,110
Exchanged Traded Funds	319,694	—	—	319,694
Other Investments	—	8,541	—	8,541
Short-Term Investments	418,802	—	—	418,802

Total Investments in Securities	$19,850,606	$8,541	$—	$19,859,147

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$1,604	$—	$—	$1,604

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
	Location	Fair Value($)		Location	Fair Value($)
Equity Futures	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	1,604	*

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Future Contracts Purchased/(Sold)($)		Realized Gain or (Loss)($)	Change in Unrealized Appreciation/(Depreciation)($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	4,490,080/	(4,736,086)	34,833	3,263

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly.

The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its

16

Notes to Financial Statements	December 31, 2010

total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds — GE Money Market Fund.

Distribution and Service (12b-1) Fee The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2010 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$8,744,094	$12,441,966

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital as follows:

Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency
$17,627,227	$3,203,815	$(971,895)	$2,231,920	$—	$—	$(2,661,418)	$—

17

Notes to Financial Statements	December 31, 2010

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$2,661,418	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $927,651 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$265,456	$—	$265,456
2009	233,669	—	233,669

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,559	$(14)	$(1,545)

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Core Value Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Value Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

19

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

20

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and recent relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

21

Advisory and Administrative Agreement Renewal	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

23

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

25

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.
**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.
***	Effective January, 2011.

26

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Mid-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Mid-Cap Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

Russell Mid-Cap Index is an unmanaged market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Mid-Cap Equity Fund	(unaudited)

Diane M. Wehner

The Mid-Cap Equity Fund is managed by Diane M. Wehner. Ms. Wehner is a Senior Vice President of GE Asset Management and portfolio manager of the Mid-Cap Equity Fund. She has served in this capacity since September 2004. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Q.	How did the Mid-Cap Equity Fund perform compared to its benchmark for the twelve- month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the Mid-Cap Equity Fund returned 26.18% for Class 1 shares and 25.66% for Class 4 shares. The Russell Mid-Cap Index, the Fund’s benchmark, returned 25.47% and the Fund’s Morningstar peer group of 180 US Insurance Mid-Cap Growth funds returned on average of 26.39% for the same period.

Q.	What market conditions impacted Fund performance?

A.	The year 2010 began on a positive note for the equity markets. Optimism about the nascent recovery in the U.S. economy fueled procyclical sectors like consumer discretionary, industrials, and materials. Within the financial sector, regional bank stocks rallied 40% by the middle of April fueled by expectations for continued improvement in credit quality and an outlook for renewed loan growth. In fact, midcap stocks overall rallied through April 23d with the Russell Midcap Index appreciating 15%. Given our concerns about the fragility of the recovery in the domestic economy, the midcap portfolio was defensively positioned entering the year with underweights in these sectors. Our skew towards higher quality, secular growth companies was a headwind for performance during this period.
While an economic recovery in the U.S. was underway, it became evident that expectations were too optimistic. In addition, signs of slower growth in the global economy and concerns about the sovereign debt crisis in Europe resulted in a retreat for the equity markets overall and a correction in midcap stocks which completely erased the earlier gains. Though unemployment in the U.S. remained stubbornly high and the housing market remained fragile, industrial America was showing signs of recovery, consumer confidence was improving and issues in Europe were being addressed. With this backdrop and more attractive valuations, the correction provided an opportunity to invest in higher quality industrial and basic material companies with both secular growth in earnings and leverage to an economic recovery. The portfolio therefore was better positioned for the yearend rally ignited by the Federal Reserve’s more accommodative monetary policy (additional quantitative easing), a more pro-business Congress after the November elections (as evidenced for example by a new payroll tax cut), the extension of the Bush tax cuts, and continued evidence of a U.S. economic recovery.

In general, correlations of performance among midcap stocks reached historically high levels in 2010. It was difficult for active managers to differentiate as top-down factors moved the markets, with fundamentals largely ignored. An offset to this lack of differentiation was increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. The Fund benefited from consolidation with several companies being acquired in the latter part of the year. Growth stocks outperformed Value by a small margin during the year which helped performance given our skew towards companies with growth-at-a-reasonable-price. From a sector perspective, information technology, though it underperformed the overall market was the most additive to

2

(unaudited)

performance due to good stock selection. Meanwhile, though new investments in the industrial and basic materials sectors participated in the yearend rally, performance was dominated by lower quality, higher beta, more cyclical companies. Finally, within the financial sector our underweight in regional banks/thrifts detracted from performance along with underperformance in individual stocks within the insurance and exchanges industries.

Q.	What were the primary drivers of Fund Performance?

A.	The Fund outperformed during the twelve-month period, due to solid stock selection within the information technology, utilities, and consumer staples sectors. Within information technology, several software names meaningfully outperformed the overall market. Specifically, Rovi Corporation (+95%) benefited as investors continue to recognize its strong technology position and view the company as a play on the future of digital entertainment and connected devices. Citrix Systems (+65%) performed well as the company benefited from the trend towards desktop virtualization. Arcsight Inc. (+65%) a developer of security software was acquired by Hewlett Packard. Also, within information technology, the Fund was positively impacted by Baidu (+135%), a Chinese internet search engine company which benefited from its dominant position within the fast-growing Chinese internet industry. The Fund’s underweight in the utility sector along with good stock selection added to Fund performance with investments such as Northeast Utilities (+28%). Consumer staple stocks were also strong contributors. For example, Mead Johnson Nutrition (+45%), a global leader in the pediatric-nutrition market, outperformed in part due to its large exposure to emerging markets and its attractiveness as a takeout candidate.

Detracting from performance were some of our more defensive investments within the industrial, materials, and financial sectors. Within the industrial sector, Alliant Techsystems (-16%) detracted from performance amid ongoing concerns about its NASA contract and its exposure to defense budgets. In the financial sector, diversified insurance company HCC (+6%) lagged, as overall pricing in the property and casualty industry remains under pressure. Among banks, People’s United Financial (-12%) is considered one of the highest quality thrifts in the industry having avoided the missteps of its competition in the residential real estate debacle. With an increased appetite for risk, investors favored lower quality regional banks with more leverage to an economic recovery. Meanwhile, basic materials company Monsanto (-13%) corrected as the company restructured its chemical business in response to overcapacity and competitive pricing resulting in a near-term hit to earnings.

Q.	Were there any significant changes to the Fund over the period?

A.	During the period we increased the Fund’s weighting in the industrial, materials, financial and energy sectors. We reduced our exposure to utilities, telecom services and consumer staples. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of the Fund’s holdings.

3

Mid-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,312.31	4.14
Class 4	1,000.00	1,309.64	6.58
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.40	3.62
Class 4	1,000.00	1,019.33	5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71% for Class 1 shares and 1.13% for Class 4 shares (for the period July 1, 2010 – December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 31.23% for Class 1 shares, and 30.96% for Class 4 shares. Past performance does not guarantee future results.

4

Mid-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in common and preferred stocks and other types of equity securities of mid-cap companies. The Fund invests primarily in mid-cap companies the portfolio believes are undervalued by the market and have above-average growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	180	167	126
Peer group average annual total return:	26.39%	4.47%	1.93%
Morningstar category in peer group: U.S. Insurance Mid-Cap Growth

Sector Allocation

as a % of Fair Value(c) of $97,442 (in thousands) on December 31, 2010(b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value)(b)(c)

Rovi Corp.	3.80%
HCC Insurance Holdings Inc.	2.26%
ITC Holdings Corp.	2.12%
CB Richard Ellis Group Inc. (REIT)	2.08%
Harsco Corp.	2.00%
Affiliated Managers Group Inc.	1.96%
Coach Inc.	1.90%
Illumina Inc.	1.82%
Corrections Corporation of America	1.79%
Catalyst Health Solutions Inc.	1.76%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 5/1//97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment(a)
Mid-Cap Equity Fund	26.18%	6.26%	7.28%	20,200
Russell Midcap Index	25.47%	4.67%	6.54%	18,846

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending Value of a $10,000 investment(a)
Mid-Cap Equity Fund	25.66%	4.57%	11,269
Russell Midcap Index	25.47%	2.70%	10,736

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2010

Mid-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 98.2%†

Advertising — 1.5%

Omnicom Group Inc.	31,356	$1,436,105

Aerospace & Defense — 2.1%

Alliant Techsystems Inc.	16,495	1,227,723	(a,c)
Hexcel Corp.	43,204	781,560	(a)
		2,009,283

Air Freight & Logistics — 0.5%

UTi Worldwide Inc.	22,905	485,586

Apparel Retail — 1.0%

Urban Outfitters Inc.	28,285	1,012,886	(a)

Apparel, Accessories & Luxury Goods — 1.9%

Coach Inc.	33,422	1,848,571

Application Software — 3.1%

Blackboard Inc.	20,666	853,506	(a)
Citrix Systems Inc.	23,726	1,623,096	(a)
Longtop Financial Technologies Ltd. ADR	16,322	590,530	(a)
		3,067,132

Asset Management & Custody Banks — 3.2%

Affiliated Managers Group Inc.	19,205	1,905,520	(a)
Invesco Ltd.	51,532	1,239,860
		3,145,380

Automobile Manufacturers — 1.5%

O’Reilly Automotive Inc.	24,978	1,509,171

Biotechnology — 3.2%

Alexion Pharmaceuticals Inc.	12,718	1,024,435	(a)
Human Genome Sciences Inc.	26,375	630,099	(a)
Incyte Corp Ltd.	36,618	606,394	(a)
Vertex Pharmaceuticals Inc.	25,643	898,274	(a)
		3,159,202

Broadcasting — 1.0%

Discovery Communications Inc.	9,375	390,938	(a)
Discovery Communications Inc.	15,716	576,620	(a)
		967,558

Cable & Satellite — 1.6%

DIRECTV	16,988	678,331	(a)
Liberty Global Inc.	26,733	905,981	(a)
		1,584,312

	Number of Shares	Fair Value

Casinos & Gaming — 1.3%

Penn National Gaming Inc.	36,922	$1,297,808	(a)

Coal & Consumable Fuels — 0.8%

Peabody Energy Corp.	12,183	779,468

Communications Equipment — 1.7%

Juniper Networks Inc.	44,697	1,650,213	(a)

Computer Storage & Peripherals — 1.4%

Synaptics Inc.	48,250	1,417,585	(a)

Construction & Engineering — 0.6%

Quanta Services Inc.	30,222	602,022	(a)

Construction & Farm Machinery & Heavy Trucks — 0.9%

Cummins Inc.	8,071	887,891

Electric Utilities — 3.0%

ITC Holdings Corp.	33,338	2,066,289	(c)
Northeast Utilities	27,765	885,148
		2,951,437

Electrical Components & Equipment — 1.1%

Cooper Industries PLC	18,940	1,104,013

Environmental & Facilities Services — 0.5%

Stericycle Inc.	5,906	477,914	(a)

Fertilizers & Agricultural Chemicals — 1.8%

Intrepid Potash Inc.	28,876	1,076,786	(a)
Monsanto Co.	10,300	717,292	(c)
		1,794,078

General Merchandise Stores — 0.8%

Dollar General Corp.	26,665	817,816	(a)

Healthcare Equipment — 2.5%

Gen-Probe Inc.	15,869	925,956	(a)
Masimo Corp.	51,523	1,497,774	(c)
		2,423,730

Healthcare Services — 1.8%

Catalyst Health Solutions Inc.	36,967	1,718,596	(a)

Healthcare Technology — 1.1%

MedAssets Inc.	52,009	1,050,062	(a)

Home Entertainment Software — 1.6%

Activision Blizzard Inc.	123,558	1,537,062

Home Building — 0.4%

MDC Holdings Inc.	14,535	418,172

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Home Furnishing Retail — 1.6%

Bed Bath & Beyond Inc.	32,067	$1,576,093	(a)

Hotels, Resorts & Cruise Lines — 0.4%

Marriott International Inc.	9,150	380,091

Industrial Gases — 1.2%

Praxair Inc.	12,350	1,179,055	(c)

Industrial Machinery — 2.0%

Harsco Corp.	68,878	1,950,625

Internet Retail — 0.1%

E-Commerce China Dangdang Inc. ADR	1,938	52,462	(a)

Internet Software & Services — 3.4%

Baidu Inc. ADR	16,460	1,588,884	(a)
Equinix Inc.	9,209	748,323	(a)
MercadoLibre Inc.	14,875	991,419	(a)
		3,328,626

IT Consulting & Other Services — 0.5%

Telvent GIT S.A.	19,504	515,296

Life Sciences Tools & Services — 6.3%

Covance Inc.	23,614	1,213,996	(a)
Illumina Inc.	28,041	1,776,117	(a)
Mettler-Toledo International Inc.	10,078	1,523,894	(a,c)
Thermo Fisher Scientific Inc.	29,154	1,613,965	(a,c)
		6,127,972

Movies & Entertainment — 0.5%

Regal Entertainment Group	42,589	499,995	(c)

Multi-Line Insurance — 2.3%

HCC Insurance Holdings Inc.	76,210	2,205,517	(c)

Office REITs — 1.4%

Douglas Emmett Inc.	45,673	758,172
SL Green Realty Corp.	9,538	643,910
		1,402,082

Oil & Gas Drilling — 0.8%

Noble Corp.	23,165	828,612

Oil & Gas Equipment & Services — 3.2%

Dresser-Rand Group Inc.	29,694	1,264,667	(a)
McDermott International Inc.	32,525	672,942	(a)
Weatherford International Ltd.	52,689	1,201,309	(a)
		3,138,918

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 4.3%

EQT Corp.	22,451	$1,006,703
Petrohawk Energy Corp.	59,627	1,088,193	(a)
Pioneer Natural Resources Co.	13,626	1,183,009
Range Resources Corp.	19,995	899,375
		4,177,280

Packaged Foods & Meats — 1.9%

McCormick & Company Inc.	20,755	965,730	(c)
Mead Johnson Nutrition Co.	14,513	903,434
		1,869,164

Personal Products — 0.5%

Avon Products Inc.	15,897	461,967

Property & Casualty Insurance — 1.3%

ACE Ltd.	19,941	1,241,327

Real Estate Services — 2.1%

CB Richard Ellis Group Inc. (REIT)	98,801	2,023,445	(a,c)

Regional Banks — 1.4%

Regions Financial Corp.	86,671	606,697
Zions Bancorp.	31,980	774,875
		1,381,572

Research & Consulting Services — 1.6%

IHS Inc.	18,885	1,518,165	(a)

Security & Alarm Services — 1.8%

Corrections Corporation of America	69,701	1,746,707	(a)

Semiconductors — 3.8%

Cree Inc.	8,670	571,266	(a)
Hittite Microwave Corp.	26,229	1,601,018	(a)
Marvell Technology Group Ltd.	80,980	1,502,179	(a)
		3,674,463

Soft Drinks — 1.0%

Coca-Cola Enterprises Inc.	38,608	966,358

Specialized Finance — 1.5%

CBOE Holdings Inc.	29,594	676,519
MSCI Inc.	19,782	770,707	(a)
		1,447,226

Specialty Chemicals — 0.3%

Cytec Industries Inc.	5,999	318,307

Steel — 2.2%

Allegheny Technologies Inc.	20,486	1,130,417
Steel Dynamics Inc.	57,958	1,060,631
		2,191,048

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Systems Software — 3.8%

Rovi Corp.	59,637	$3,698,090	(a,c)

Thrifts & Mortgage Finance — 1.7%

People’s United Financial Inc.	115,863	1,623,241

Trading Companies & Distributors — 1.0%

MSC Industrial Direct Co.	15,566	1,006,965

Wireless Telecommunication Services — 2.4%

American Tower Corp.	31,325	1,617,623	(a)
NII Holdings Inc.	16,328	729,208	(a)
		2,346,831

Total Common Stock (Cost $70,906,035)		96,030,553
Other Investments — 0.0%*
GEI Investment Fund (Cost $23,010)		21,860	(d)

Total Investments in Securities (Cost $70,929,045)		96,052,413
Short-Term Investments — 1.4%
GE Money Market Fund Institutional Class 0.00% (Cost $1,389,787)		1,389,787	(b,d)

Total Investments (Cost $72,318,832)		97,442,200

Other Assets and Liabilities, net — 0.4%		397,615

NET ASSETS — 100.0%		$97,839,815

Other Information

The Fund had the following short futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P Midcap 400 Emini Index Futures	March 2011	6	$(543,180)	$3,092

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the fund bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1										CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07		12/31/06		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		5/1/97		—		—		5/1/08
Net asset value, beginning of period	$14.82		$10.50		$17.30		$18.19		$19.22		$14.81		$10.51		$16.85
Income/(loss) from investment operations:
Net investment income	0.06	**	0.09		0.10		0.08		0.23		(0.01)	**	(0.05)		(0.01)	**
Net realized and unrealized gains/(losses) on investments	3.82		4.26		(6.65)		2.23		1.40		3.81		4.35		(6.12)
Total income/(loss) from investment operations	3.88		4.35		(6.55)		2.31		1.63		3.80		4.30		(6.13)
Less distributions from:
Net investment income	0.06		0.03		0.05		0.07		0.22		—		—		0.01
Net realized gains	—		—		0.20		3.13		2.44		—		—		0.20
Total distributions	0.06		0.03		0.25		3.20		2.66		—		—		0.21
Net asset value, end of period	$18.64		$14.82		$10.50		$17.30		$18.19		$18.61		$14.81		$10.51
TOTAL RETURN (a)	26.18%		41.45%		(37.82)%		12.60%		8.40%		25.66%		40.91%		(36.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$97,829		$92,374		$81,791		$191,339		$199,311		$11		$9		$6
Ratios to average net assets:
Net investment income	0.35%		0.19%		0.29%		0.35%		1.01%		(0.06)%		(0.22)%		(0.05)%	*
Net expenses	0.71%	(b)	0.80%	(b)	0.73%	(b)	0.70%	(b)	0.69%	(b)	1.13%	(b)	1.25%	(b)	1.18%	(b)*
Gross expenses	0.71%		0.80%		0.73%		0.70%		0.69%		1.13%		1.25%		1.18%
Portfolio turnover rate	31%		24%		49%		65%		29%		31%		24%		49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $70,906,035)	$96,030,553
Investments in affiliated securities, at Fair Value (cost $23,010)	21,860
Short-term affiliated investments (at amortized cost)	1,389,787
Receivable for investments sold	188,315
Income receivables	55,316
Receivable for fund shares sold	403,366
Variation margin receivable	3,647
Total Assets	98,092,844

LIABILITIES
Payable for investments purchased	96,116
Payable for fund shares redeemed	2,126
Payable to GEAM	53,460
Accrued other expenses	101,327
Total Liabilities	253,029
NET ASSETS	$97,839,815

NET ASSETS CONSIST OF :
Capital paid in	80,289,361
Undistributed (distribution in excess of) net investment income	8,976
Accumulated net realized gain (loss)	(7,584,982)
Net unrealized appreciation/(depreciation) on:
Investments	25,123,368
Futures	3,092
NET ASSETS	$97,839,815

Class 1:

NET ASSETS	97,828,545
Shares outstanding ($0.01 par value; unlimited shares authorized)	5,248,502
Net asset value per share	$18.64

Class 4:

NET ASSETS	11,270
Shares outstanding ($0.01 par value; unlimited shares authorized)	606
Net asset value per share	$18.61

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ending December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$932,674
Interest	31,862
Interest from affiliated investments	348
Total Income	964,884

Expenses:
Advisory and administrative fees	593,045
Transfer agent	8,033
Directors’ fees	3,050
Custody and accounting expenses	6,222
Professional fees	14,117
Other expenses	22,551
Total expenses before waiver and reimbursement	647,018
Less Expenses reimbursed by the adviser	(4,347)
Net expenses	642,671
Net investment income (loss)	322,213

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	6,800,630
Futures and other	129,170

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	14,154,403
Futures	(7,015)
Net realized and unrealized gain (loss) on investments	21,077,188
Net increase (decrease) in net assets resulting from operations	$21,399,401

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$322,213	$139,604
Net realized gain (loss) on investments, futures and foreign currency transactions	6,929,800	(7,860,484)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and futures	14,147,388	36,731,845
Net increase (decrease) from operations	21,399,401	29,010,965
Distributions to shareholders from :
Net investment income
Class 1	(316,553)	(200,960)
Class 4	—	—
Total distributions	(316,553)	(200,960)
Increase (decrease) in net assets from operations and distributions	21,082,848	28,810,005
Share transactions :
Proceeds from sale of shares
Class 1	5,577,989	1,178,747
Class 4	—	—
Value of distributions reinvested
Class 1	316,553	200,960
Class 4	—	—
Cost of shares redeemed
Class 1	(21,520,293)	(19,604,175)
Class 4	—	—
Net increase (decrease) from share transactions	(15,625,751)	(18,224,468)
Total increase (decrease) in net assets	5,457,097	10,585,537

NET ASSETS
Beginning of period	92,382,718	81,797,181
End of period	$97,839,815	$92,382,718
Undistributed (distribution in excess of) net investment income, end of period	$8,976	$5,029

CHANGES IN FUND SHARES

Class 1
Shares sold	358,871	100,537
Issued for distributions reinvested	16,937	13,432
Shares redeemed	(1,361,438)	(1,671,328)
Net increase (decrease) in fund shares	(985,630)	(1,557,359)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net increase (decrease) in fund shares	—	—

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2010

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the “Fund”), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”), is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income is recorded on the accrual basis.

14

Notes to Financial Statements	December 31, 2010

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

15

Notes to Financial Statements	December 31, 2010

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$96,030,553	$—	$—	$96,030,553
Other Investments	—	21,860	—	21,860
Short-Term Investments	1,389,787	—	—	1,389,787

Total Investments in Securities	$97,420,340	$21,860	$—	$97,442,200

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$3,092	$—	$—	$3,092

† See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives		Liability Derivatives
	Location	Fair Value ($)	Location	Fair Value ($)
Equity Futures	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	3,092*

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures/Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) ($)	Change in Unrealized Appreciation/(Depreciation) ($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	22,444,442/(22,312,383)	129,170	(7,015)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

16

Notes to Financial Statements	December 31, 2010

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds — GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010 were as follows:

Non U.S. Government Securities
Purchases	Sales
$27,720,120	$44,747,747

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

17

Notes to Financial Statements	December 31, 2010

At December 31, 2010, information on the tax components of capital is as follows:

Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency
$75,774,933	$27,541,996	$(5,874,729)	$21,667,267	$—	$10,687	$(4,127,500)	$—

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$4,127,500	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $7,105,929 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$316,553	$—	$316,553
2009	200,960	—	200,960

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(1,713)	$2	$1,711

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

19

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). GEAM does not manage any other mutual funds or investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

20

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

21

Advisory and Administrative Agreement Renewal	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

23

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief compliance officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

25

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (Since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.
**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.
***	Effective January, 2011.

26

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000®

Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(unaudited)

David Wiederecht

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. David Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

Q.	How did the GE Investments Funds Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 30, 2010, the GE Investments Funds Small-Cap Equity Fund returned 27.47% for Class 1 shares and 26.95% for Class 4 shares. The Russell 2000 Index, the Fund’s benchmark, returned 26.86% and the Fund’s Morningstar peer group of 148 Small Blend Funds returned an average of 25.76% for the same period.

Q.	What market conditions impacted Fund performance?

A.	During 2010, smaller capitalization stocks outperformed, as is typically the case in the early innings of an economic recovery.

Equities improved steadily over the year underpinned by strong corporate earnings growth. The tone of the markets improved after Federal Reserve Chairman Ben Bernanke announced more quantitative easing (or “QE2”) in late August, igniting a rally for equities through year-end.

Q.	What were the primary drivers of Fund performance?

A.	The Fund outperformed the Russell 2000 Index over the twelve-month period ending December 31, 2010. The outperformance, spread across eight sectors, was most pronounced in the Industrials and Consumer Staples sectors. Strong stock selection in both sectors, along with a slight overweight in Industrials, produced outperformance relative to the Index sectors. Information Technology and Consumer Discretionary sectors also benefited from strong stock selection, as well as an underweight position within the Financials sector. Healthcare and Materials sectors detracted to Fund performance over the twelve-month period.

Q.	Were there any significant changes to the Fund during the period?

A.	On September 10, 2010, the Board of Trustees approved the addition of Kennedy Capital Management, Inc. as sub-adviser to the Fund. Kennedy will serve as one of five sub-advisers to the Fund, and will manage a portion of the Fund’s assets allocated to it by the Adviser. Additionally, effective September 10, 2010, David Wiederecht assumed overall portfolio management responsibilities for the Fund.

Finally, Judy Studer, GEAM’s Chief Market Strategist and portfolio manager responsible for the asset allocation of the Fund, retired from GE Asset Management as of December 31, 2010.

We remain confident in both the sub-adviser’s abilities and the investment approaches which have brought them success in the past.

2

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or changes associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,287.85	6.46
Class 4	1,000.00	1,285.27	8.87
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,019.37	5.70
Class 4	1,000.00	1,017.30	7.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% for Class 1 shares and 1.54% for Class 4 shares (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 28.79% for Class 1 shares, and 28.53% for Class 4 shares. Past performance does not guarantee future results.

3

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	148	131	101
Peer group average annual total return:	25.76%	3.59%	6.21%
Morningstar category in peer group: U.S. Insurance Small Blend Funds.

Sector Allocation

as a % of Fair Value of $55,812 (in thousands) on December 31, 2010(b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value)(b)(c)

Sensient Technologies Corp.	1.41%
Oil States International Inc.	1.18%
Del Monte Foods Co.	1.15%
SM Energy Co.	0.99%
Bio-Reference Laboratories Inc.	0.99%
LKQ Corp.	0.94%
Genesee & Wyoming Inc.	0.93%
HCC Insurance Holdings Inc.	0.88%
John Wiley & Sons Inc.	0.88%
Raymond James Financial Inc.	0.87%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	27.47%	3.84%	6.00%	17,906
Russell 2000 Index	26.86%	4.47%	6.34%	18,497

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	26.95%	1.44%	10,389
Russell 2000 Index	26.86%	4.96%	11,378

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.9% †

Advertising — 0.8%

Arbitron Inc.	11,110	$461,287

Aerospace & Defense — 0.8%

Esterline Technologies Corp.	863	59,194	(a)
Herley Industries Inc.	295	5,109	(a)
Moog Inc.	555	22,089	(a)
Teledyne Technologies Inc.	8,500	373,745	(a)
		460,137

Agricultural Products — 0.6%

Darling International Inc.	24,500	325,360	(a)
Fresh Del Monte Produce Inc.	1,010	25,199
		350,559

Air Freight & Logistics — 0.2%

UTi Worldwide Inc.	6,050	128,260

Apparel Retail — 1.4%

Aeropostale Inc.	12,000	295,680	(a)
American Eagle Outfitters Inc.	6,400	93,632
Brown Shoe Company Inc.	1,000	13,930
DSW Inc.	500	19,550	(a)
Genesco Inc.	847	31,754	(a)
The Buckle Inc.	7,900	298,383
The Finish Line Inc.	1,300	22,347
		775,276

Apparel, Accessories & Luxury Goods — 0.9%

Columbia Sportswear Co.	5,085	306,626
Fossil Inc.	400	28,192	(a)
Maidenform Brands Inc.	6,400	152,128	(a)
Movado Group Inc.	975	15,736	(a)
The Warnaco Group Inc.	100	5,507	(a)
		508,189

Application Software — 4.6%

ACI Worldwide Inc.	4,900	131,663	(a)
Actuate Corp.	3,200	18,240	(a)
Blackbaud Inc.	15,710	406,889
Blackboard Inc.	6,000	247,800	(a)
Bottomline Technologies Inc.	10,100	219,271	(a)
Concur Technologies Inc.	3,000	155,790	(a)
Ebix Inc.	6,800	160,956	(a)
Interactive Intelligence Inc.	1,566	40,967	(a)
Mentor Graphics Corp.	540	6,480	(a)
Monotype Imaging Holdings Inc.	1,700	18,870	(a)
Parametric Technology Corp.	17,800	401,034	(a)
Quest Software Inc.	1,285	35,646	(a)
SolarWinds Inc.	13,100	252,175	(a)

	Number of Shares	Fair Value

Solera Holdings Inc.	2,300	$118,036
SS&C Technologies Holdings Inc.	1,490	30,560	(a)
TeleNav Inc.	2,400	17,472	(a)
TIBCO Software Inc.	700	13,797	(a)
Ultimate Software Group Inc.	6,000	291,780	(a)
		2,567,426

Asset Management & Custody Banks — 1.0%

Affiliated Managers Group Inc.	3,225	319,984	(a)
Financial Engines Inc.	8,400	166,572	(a)
Waddell & Reed Financial Inc.	2,000	70,580
		557,136

Auto Parts & Equipment — 0.3%

China Automotive Systems Inc.	600	8,160	(a)
Dana Holding Corp.	2,297	39,531	(a)
Federal-Mogul Corp.	800	16,520	(a)
Modine Manufacturing Co.	1,550	24,025	(a)
Spartan Motors Inc.	1,025	6,242
Stoneridge Inc.	1,624	25,643	(a)
Tenneco Inc.	500	20,580	(a)
Wonder Auto Technology Inc.	3,065	23,110	(a)
		163,811

Automobile Manufacturers — 0.0%*

Thor Industries Inc.	250	8,490

Automotive Retail — 0.1%

America’s Car-Mart Inc.	895	24,237	(a)

Biotechnology — 1.2%

Cubist Pharmaceuticals Inc.	3,900	83,460	(a)
Genomic Health Inc.	6,000	128,340	(a)
Martek Biosciences Corp.	6,727	210,555	(a)
Myriad Genetics Inc.	9,000	205,560	(a)
Nabi Biopharmaceuticals	3,500	20,265	(a)
PDL BioPharma Inc.	2,220	13,831
Sciclone Pharmaceuticals Inc.	4,800	20,064	(a)
		682,075

Building Products — 0.2%

AAON Inc.	736	20,763
AO Smith Corp.	450	17,136
Apogee Enterprises Inc.	915	12,325
Universal Forest Products Inc.	755	29,369
		79,593

Coal & Consumable Fuels — 0.6%

Cloud Peak Energy Inc.	800	18,584	(a)
James River Coal Co.	11,375	288,129	(a)
		306,713

Commercial Printing — 0.0%*

Multi-Color Corp.	1,200	23,352

See Notes to Schedule of Investments and Notes to Financial Statements.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Commodity Chemicals — 0.7%

Calgon Carbon Corp.	800	$12,096	(a)
Koppers Holdings Inc.	9,625	344,383
		356,479

Communications Equipment — 0.7%

Acme Packet Inc.	550	29,238	(a)
Arris Group Inc.	2,105	23,618	(a)
Blue Coat Systems Inc.	7,000	209,090	(a)
Comtech Telecommunications Corp.	449	12,451
DG FastChannel Inc.	600	17,328	(a)
Loral Space & Communications Inc.	300	22,950	(a)
Netgear Inc.	766	25,799	(a)
Plantronics Inc.	550	20,471
Sierra Wireless Inc.	984	14,681	(a)
		375,626

Computer & Electronics Retail — 0.0%*

Systemax Inc.	920	12,972	(a)

Construction & Engineering — 1.6%

Chicago Bridge & Iron Company N.V.	9,875	324,887	(a)
Great Lakes Dredge & Dock Corp.	2,349	17,312
Primoris Services Corp.	2,000	19,080
Quanta Services Inc.	10,300	205,176	(a)
URS Corp.	7,775	323,518	(a)
		889,973

Construction & Farm Machinery & Heavy Trucks — 2.1%

AGCO Corp.	5,890	298,387	(a)
Astec Industries Inc.	1,262	40,901	(a)
Cascade Corp.	4,600	217,488
Greenbrier companies Inc.	708	14,861	(a)
NACCO Industries Inc.	100	10,837
The Toro Co.	232	14,301
Trinity Industries Inc.	12,500	332,625
WABCO Holdings Inc.	600	36,558	(a)
Wabtec Corp.	4,000	211,560
		1,177,518

Consumer Electronics — 0.1%

Harman International Industries Inc.	715	33,104	(a)

Consumer Finance — 0.1%

Ezcorp Inc.	950	25,774	(a)
First Cash Financial Services Inc.	650	20,144	(a)
Nelnet Inc.	950	22,505
		68,423

Data Processing & Outsourced Services — 1.6%

ExlService Holdings Inc.	650	13,962	(a)
Global Cash Access Holdings Inc.	23,570	75,188	(a)
Jack Henry & Associates Inc.	6,000	174,900
NeuStar Inc.	4,058	105,711	(a)
TeleTech Holdings Inc.	850	17,502	(a)

	Number of Shares	Fair Value

TNS Inc.	815	$16,952	(a)
VeriFone Systems Inc.	7,300	281,488	(a)
Wright Express Corp.	4,400	202,400	(a)
		888,103

Department Stores — 0.0%*

Retail Ventures Inc.	1,100	17,930	(a)

Distributors — 1.0%

LKQ Corp.	23,200	527,104	(a)

Diversified Chemicals — 0.0%*

Solutia Inc.	800	18,464	(a)

Diversified Metals & Mining — 0.5%

Compass Minerals International Inc.	3,090	275,844

Diversified Real Estate Activities — 0.2%

Coresite Realty Corp. (REIT)	5,400	73,656
Tejon Ranch Co.	700	19,285	(a)
		92,941

Diversified REITs — 0.1%

Cousins Properties Inc.	1,642	13,694
Washington Real Estate Investment Trust	665	20,608
		34,302

Diversified Support Services — 1.2%

Copart Inc.	5,600	209,160	(a)
Healthcare Services Group Inc.	13,500	219,645
Ritchie Bros Auctioneers Inc.	10,000	230,500
Unifirst Corp.	250	13,763
		673,068

Education Services — 1.3%

American Public Education Inc.	4,500	167,580	(a)
Bridgepoint Education Inc.	400	7,600	(a)
Capella Education Co.	2,600	173,108	(a)
K12 Inc.	6,000	171,960	(a)
Lincoln Educational Services Corp.	4,205	65,220
Strayer Education Inc.	1,000	152,220
		737,688

Electric Utilities — 0.7%

Allete Inc.	545	20,307
IDACORP Inc.	9,800	362,404
Westar Energy Inc.	930	23,399
		406,110

Electrical Components & Equipment — 1.5%

Brady Corp.	12,535	408,766
Generac Holdings Inc.	575	9,298	(a)
II-VI Inc.	435	20,167	(a)
LSI Industries Inc.	1,030	8,714

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Preformed Line Products Company	231	$13,519
Regal-Beloit Corp.	440	29,374
Woodward Governor Co.	8,800	330,528
		820,366

Electronic Components — 0.1%

Vishay Intertechnology Inc.	1,600	23,488	(a)

Electronic Equipment & Instruments — 1.5%

Checkpoint Systems Inc.	700	14,385	(a)
Coherent Inc.	400	18,056	(a)
Daktronics Inc.	1,200	19,104
Elster Group SE ADR	3,400	57,460	(a)
FARO Technologies Inc.	6,000	197,040	(a)
National Instruments Corp.	9,000	338,760
Newport Corp.	7,050	122,458	(a)
Rofin-Sinar Technologies Inc.	1,315	46,604	(a)
		813,867

Electronic Manufacturing Services — 0.3%

Benchmark Electronics Inc.	1,542	28,003	(a)
CTS Corp.	1,600	17,696
DDi Corp.	1,267	14,900
Measurement Specialties Inc.	550	16,142	(a)
Methode Electronics Inc.	2,084	27,030
Multi-Fineline Electronix Inc.	995	26,358	(a)
Zygo Corp.	250	3,057	(a)
		133,186

Environmental & Facilities Services — 1.4%

ABM Industries Inc.	15,100	397,130
Waste Connections Inc.	13,650	375,784
		772,914

Food Distributors — 0.2%

Nash Finch Co.	275	11,690
Spartan Stores Inc.	4,400	74,580
		86,270

Food Retail — 0.6%

Ruddick Corp.	9,000	331,560

Footwear — 0.8%

Deckers Outdoor Corp.	4,284	341,606	(a)
K-Swiss Inc.	915	11,410	(a)
The Timberland Co.	850	20,902	(a)
Wolverine World Wide Inc.	1,430	45,588
		419,506

Gas Utilities — 0.1%

South Jersey Industries Inc.	925	48,858

Healthcare Distributors — 0.7%

Owens & Minor Inc.	13,010	382,884

	Number of Shares	Fair Value

Healthcare Equipment — 3.0%

American Medical Systems Holdings Inc.	10,100	$190,486	(a)
Analogic Corp.	300	14,853
Exactech Inc.	490	9,222	(a)
Gen-Probe Inc.	5,000	291,750	(a)
Hill-Rom Holdings Inc.	635	25,000
Integra LifeSciences Holdings Corp.	6,300	297,990	(a)
Masimo Corp.	6,000	174,420
Natus Medical Inc.	950	13,471	(a)
NuVasive Inc.	10,085	258,680	(a)
Orthofix International N.V.	300	8,700	(a)
Sirona Dental Systems Inc.	300	12,534	(a)
SonoSite Inc.	4,000	126,400	(a)
STERIS Corp.	400	14,584
Teleflex Inc.	3,430	184,568
Zoll Medical Corp.	865	32,204	(a)
		1,654,862

Healthcare Facilities — 0.6%

National Healthcare Corp.	250	11,567
Sun Healthcare Group Inc.	3,811	48,248	(a)
The Ensign Group Inc.	645	16,041
VCA Antech Inc.	10,100	235,229	(a)
		311,085

Healthcare Services — 2.6%

Almost Family Inc.	322	12,371	(a)
Bio-Reference Laboratories Inc.	24,800	550,064	(a)
Catalyst Health Solutions Inc.	350	16,272	(a)
Continucare Corp.	4,503	21,074	(a)
Gentiva Health Services Inc.	600	15,960	(a)
HMS Holdings Corp.	5,500	356,235	(a)
Mednax Inc.	7,000	471,030	(a)
RehabCare Group Inc.	550	13,035	(a)
		1,456,041

Healthcare Supplies — 1.2%

Align Technology Inc.	1,300	25,402	(a)
Atrion Corp.	50	8,973
Immucor Inc.	6,075	120,467	(a)
Medical Action Industries Inc.	1,036	9,925	(a)
Meridian Bioscience Inc.	6,000	138,960
Merit Medical Systems Inc.	698	11,049	(a)
West Pharmaceutical Services Inc.	8,500	350,200
		664,976

Healthcare Technology — 1.3%

Allscripts Healthcare Solutions Inc.	861	16,591	(a)
athenahealth Inc.	3,000	122,940	(a)
Computer Programs & Systems Inc.	5,700	266,988
MedAssets Inc.	14,100	284,679	(a)
		691,198

Home Entertainment Software — 0.0%*

Take-Two Interactive Software Inc.	1,200	14,688	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Homefurnishing Retail — 0.7%

Aaron’s Inc.	18,913	$385,636
Pier 1 Imports Inc.	2,142	22,491	(a)
		408,127

Household Products — 0.3%

WD-40 Co.	4,400	177,232

Housewares & Specialties — 1.2%

Jarden Corp.	14,500	447,615
Tupperware Brands Corp.	4,000	190,680
		638,295

Human Resource & Employment Services — 0.0%*

Administaff Inc.	650	19,045

Hypermarkets & Super Centers — 0.0%*

Pricesmart Inc.	500	19,015

Industrial Machinery — 4.2%

Actuant Corp.	915	24,357
Briggs & Stratton Corp.	725	14,275
Chart Industries Inc.	726	24,524	(a)
CLARCOR Inc.	8,400	360,276
Columbus McKinnon Corp.	986	20,036	(a)
Flowserve Corp.	1,475	175,849
Harsco Corp.	4,500	127,440
IDEX Corp.	10,100	395,112
Kaydon Corp.	400	16,288
Kennametal Inc.	515	20,322
Lincoln Electric Holdings Inc.	320	20,886
Middleby Corp.	3,750	316,575	(a)
Mueller Industries Inc.	4,200	137,340
Nordson Corp.	3,000	275,640
Robbins & Myers Inc.	4,800	171,744
Tennant Co.	500	19,205
Timken Co.	4,550	217,172
Valmont Industries Inc.	150	13,309
		2,350,350

Industrial REITs — 0.1%

DuPont Fabros Technology Inc.	610	12,975
First Potomac Realty Trust	890	14,970
		27,945

Insurance Brokers — 0.8%

Arthur J Gallagher & Co.	6,000	174,480
Brown & Brown Inc.	10,100	241,794
		416,274

Internet Software & Services — 1.2%

Art Technology Group Inc.	21,800	130,364	(a)
comScore Inc.	9,100	203,021	(a)
Constant Contact Inc.	7,300	226,227	(a)
Liquidity Services Inc.	1,000	14,050	(a)

	Number of Shares	Fair Value

LogMeIn Inc.	2,000	$88,680	(a)
NIC Inc.	2,100	20,391
		682,733

Investment Banking & Brokerage — 1.2%

GFI Group Inc.	27,000	126,630
Piper Jaffray companies	965	33,785	(a)
Raymond James Financial Inc.	14,800	483,960
Stifel Financial Corp.	295	18,302	(a)
SWS Group Inc.	1,151	5,813
		668,490

IT Consulting & Other Services — 0.3%

CACI International Inc.	300	16,020	(a)
iGate Corp.	2,626	51,758
SRA International Inc.	4,300	87,935	(a)
Unisys Corp.	500	12,945	(a)
		168,658

Leisure Products — 0.6%

Brunswick Corp.	575	10,775
Polaris Industries Inc.	4,165	324,953
		335,728

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	1,330	16,692
Delphi Financial Group Inc.	585	16,871
		33,563

Life Sciences Tools & Services — 2.4%

Bio-Rad Laboratories Inc.	3,000	311,550	(a)
Bruker Corp.	25,085	416,411	(a)
ICON PLC ADR	11,700	256,230	(a)
Luminex Corp.	10,128	185,140	(a)
Techne Corp.	2,600	170,742
		1,340,073

Managed Healthcare — 1.2%

AMERIGROUP Corp.	550	24,156	(a)
Centene Corp.	11,725	297,112	(a)
Metropolitan Health Networks Inc.	747	3,339	(a)
Molina Healthcare Inc.	12,250	341,162	(a)
		665,769

Metal & Glass Containers — 1.3%

AEP Industries Inc.	575	14,921	(a)
Aptargroup Inc.	8,100	385,317
Myers Industries Inc.	900	8,766
Silgan Holdings Inc.	8,000	286,480
		695,484

Movies & Entertainment — 0.0%*

Madison Square Garden Inc.	600	15,468	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Multi-Line Insurance — 0.9%

HCC Insurance Holdings Inc.	17,000	$491,980
Horace Mann Educators Corp.	845	15,244
		507,224

Multi-Sector Holdings — 0.0%*

Compass Diversified Holdings	1,083	19,158

Multi-Utilities — 0.7%

Avista Corp.	1,325	29,839
Black Hills Corp.	780	23,400
OGE Energy Corp.	6,725	306,257
		359,496

Office Electronics — 0.3%

Zebra Technologies Corp.	5,100	193,749	(a)

Office REITs — 1.4%

BioMed Realty Trust Inc.	20,960	390,904
Digital Realty Trust Inc.	7,600	391,704
Highwoods Properties Inc.	265	8,440
Lexington Realty Trust	775	6,161
		797,209

Office Services & Supplies — 0.2%

Herman Miller Inc.	3,480	88,044
Kimball International Inc.	835	5,762
Knoll Inc.	857	14,338
		108,144

Oil & Gas Drilling — 0.4%

Pioneer Drilling Co.	26,400	232,584	(a)

Oil & Gas Equipment & Services — 2.7%

Dawson Geophysical Co.	840	26,796	(a)
Dril-Quip Inc.	3,680	286,010	(a)
Hornbeck Offshore Services Inc.	1,064	22,216	(a)
Oil States International Inc.	10,290	659,486	(a)
RPC Inc.	600	10,872
Superior Energy Services Inc.	10,000	349,900	(a)
Tetra Technologies Inc.	14,100	167,367	(a)
		1,522,647

Oil & Gas Exploration & Production — 2.8%

Brigham Exploration Co.	5,950	162,078	(a)
Contango Oil & Gas Co.	530	30,703	(a)
GMX Resources Inc.	1,793	9,897	(a)
Gulfport Energy Corp.	7,000	151,550	(a)
Oasis Petroleum Inc.	6,000	162,720	(a)
Petroleum Development Corp.	577	24,355	(a)
Resolute Energy Corp.	11,100	163,836	(a)
Rosetta Resources Inc.	4,000	150,560	(a)
SandRidge Energy Inc.	20,200	147,864	(a)
SM Energy Co.	9,390	553,353
Vaalco Energy Inc.	905	6,480	(a)

	Number of Shares	Fair Value

Venoco Inc.	800	$14,760	(a)
		1,578,156

Oil & Gas Refining & Marketing — 0.0%*

Holly Corp.	400	16,308

Oil & Gas Storage & Transportation — 0.0%*

Knightsbridge Tankers Ltd.	330	7,349

Packaged Foods & Meats — 4.5%

Del Monte Foods Co.	34,150	642,020
Flowers Foods Inc.	14,100	379,431
Lancaster Colony Corp.	6,100	348,920
Sanderson Farms Inc.	385	15,073
Smart Balance Inc.	18,200	78,806	(a)
Smithfield Foods Inc.	18,575	383,202	(a)
Snyders-Lance Inc.	10,100	236,744
The Hain Celestial Group Inc.	9,000	243,540	(a)
TreeHouse Foods Inc.	3,000	153,270	(a)
		2,481,006

Paper Packaging — 0.8%

Packaging Corporation of America	16,900	436,696
Rock-Tenn Co.	350	18,883
		455,579

Paper Products — 0.0%*

Clearwater Paper Corp.	200	15,660	(a)
Neenah Paper Inc.	313	6,160
		21,820

Personal Products — 0.3%

Alberto-Culver Co.	4,000	148,160
Revlon Inc.	900	8,856	(a)
		157,016

Pharmaceuticals — 0.1%

Hi-Tech Pharmacal Company Inc.	232	5,788	(a)
Par Pharmaceutical Companies Inc.	389	14,980	(a)
Questcor Pharmaceuticals Inc.	1,245	18,339	(a)
The Medicines Co.	1,150	16,249	(a)
		55,356

Photographic Products — 0.0%*

Eastman Kodak Co.	3,400	18,224	(a)

Property & Casualty Insurance — 2.5%

Alleghany Corp.	420	128,675	(a)
Allied World Assurance Company Holdings Ltd.	6,000	356,640
American Safety Insurance Holdings Ltd.	1,010	21,594	(a)
Argo Group International Holdings Ltd.	4,345	162,720
Aspen Insurance Holdings Ltd.	10,100	289,062

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

CNA Surety Corp.	450	$10,656	(a)
First American Financial Corp.	1,200	17,928
First Mercury Financial Corp.	560	9,184
National Interstate Corp.	3,200	68,480
The Navigators Group Inc.	6,000	302,100	(a)
Tower Group Inc.	730	18,673
		1,385,712

Publishing — 1.5%

John Wiley & Sons Inc.	10,800	488,592
Morningstar Inc.	6,000	318,480
Valassis Communications Inc.	400	12,940	(a)
		820,012

Railroads — 0.9%

Genesee & Wyoming Inc.	9,760	516,792	(a)

Regional Banks - 3.4%

BancorpSouth Inc.	885	14,116
Bank of the Ozarks Inc.	473	20,505
Banner Corp.	4,145	9,616
Camden National Corp.	200	7,246
Cardinal Financial Corp.	550	6,397
CoBiz Financial Inc.	865	5,259
Cullen Frost Bankers Inc.	5,240	320,269
East West Bancorp Inc.	1,385	27,077
First Horizon National Corp.	1,045	12,313	(a)
Fulton Financial Corp.	9,500	98,230
Glacier Bancorp Inc.	435	6,573
Great Southern Bancorp Inc.	243	5,732
Iberiabank Corp.	515	30,452
Lakeland Financial Corp.	520	11,159
Old National Bancorp	894	10,630
PacWest BanCorp.	955	20,418
Peoples Bancorp Inc.	370	5,791
Prosperity Bancshares Inc.	8,230	323,274
Sandy Spring Bancorp Inc.	540	9,952
Southwest Bancorp Inc.	1,125	13,950
Susquehanna Bancshares Inc.	1,515	14,665
SVB Financial Group	6,000	318,300	(a)
UMB Financial Corp.	8,100	335,502
Umpqua Holdings Corp.	1,925	23,446
Westamerica Bancorp.	3,800	210,786
Whitney Holding Corp.	972	13,754
Wintrust Financial Corp.	433	14,302
		1,889,714

Reinsurance — 0.0%*

Maiden Holdings Ltd.	1,490	11,711

Research & Consulting Services — 0.5%

CoStar Group Inc.	5,000	287,800	(a)
Resources Connection Inc.	550	10,224
		298,024

	Number of Shares	Fair Value

Residential REITs — 0.0%*

Mid-America Apartment Communities Inc.	335	$21,269

Restaurants — 1.0%

Bob Evans Farms Inc.	100	3,296
Cracker Barrel Old Country Store Inc.	8,300	454,591
Domino’s Pizza Inc.	850	13,557	(a)
Einstein Noah Restaurant Group Inc.	1,050	14,753	(a)
Wendy’s Arby’s Group Inc.	19,500	90,090
		576,287

Retail REITs — 0.1%

Getty Realty Corp.	600	18,768
Saul Centers Inc.	400	18,940
		37,708

Security & Alarm Services — 0.2%

The Brink’s Company	3,800	102,144

Semiconductor Equipment — 0.9%

GT Solar International Inc.	2,250	20,520	(a)
MKS Instruments Inc.	1,105	27,062	(a)
Rudolph Technologies Inc.	33,000	271,590	(a)
Varian Semiconductor Equipment Associates Inc.	4,550	168,214	(a)
		487,386

Semiconductors — 1.5%

Ceva Inc.	921	18,881	(a)
Diodes Inc.	1,400	37,786	(a)
Fairchild Semiconductor International Inc.	1,696	26,475	(a)
Integrated Device Technology Inc.	4,050	26,973	(a)
IXYS Corp.	1,359	15,792	(a)
Lattice Semiconductor Corp.	3,109	18,841	(a)
Microsemi Corp.	13,400	306,860	(a)
Pericom Semiconductor Corp.	1,090	11,968	(a)
RF Micro Devices Inc.	5,635	41,417	(a)
Semtech Corp.	10,230	231,607	(a)
Standard Microsystems Corp.	1,560	44,975	(a)
TriQuint Semiconductor Inc.	1,850	21,627	(a)
		803,202

Soft Drinks — 0.0%*

National Beverage Corp.	1,000	13,140

Specialized Consumer Services — 0.3%

Matthews International Corp.	4,900	171,402
Sotheby’s	400	18,000
		189,402

Specialized Finance — 0.0%*

NewStar Financial Inc.	1,985	20,982	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Specialized REITs — 1.5%

DiamondRock Hospitality Co.	1,735	$20,820	(a)
Healthcare Realty Trust Inc.	16,100	340,837
Hersha Hospitality Trust	2,175	14,355
National Health Investors Inc.	319	14,361
Omega Healthcare Investors Inc.	16,500	370,260
Sabra Healthcare REIT Inc.	3,366	61,934
Universal Health Realty Income Trust	500	18,265
		840,832

Specialty Chemicals — 2.2%

Arch Chemicals Inc.	8,475	321,457
Ferro Corp.	1,200	17,568	(a)
HB Fuller Co.	1,110	22,777
Minerals Technologies Inc.	300	19,623
Omnova Solutions Inc.	1,912	15,984	(a)
PolyOne Corp.	1,450	18,111	(a)
Quaker Chemical Corp.	479	19,960
Sensient Technologies Corp.	21,425	786,940
Stepan Co.	63	4,805
WR Grace & Co.	400	14,052	(a)
		1,241,277

Specialty Stores — 1.3%

Jo-Ann Stores Inc.	6,525	392,935	(a)
Tractor Supply Co.	6,175	299,426
Ulta Salon Cosmetics & Fragrance Inc.	750	25,500	(a)
		717,861

Steel — 0.7%

Carpenter Technology Corp.	1,365	54,928
Commercial Metals Co.	19,830	328,980
		383,908

Systems Software — 2.0%

Ariba Inc.	12,100	284,229	(a)
MICROS Systems Inc.	10,100	442,986	(a)
Progress Software Corp.	6,140	259,845	(a)
Sourcefire Inc.	4,100	106,313	(a)
		1,093,373

Technology Distributors — 0.1%

Insight Enterprises Inc.	1,050	13,818	(a)
Scansource Inc.	621	19,810	(a)
Tech Data Corp.	595	26,192	(a)
		59,820

Thrifts & Mortgage Finance — 0.1%

Northwest Bancshares Inc.	1,786	21,003
Washington Federal Inc.	1,294	21,895
		42,898

Tires & Rubber — 0.1%

Cooper Tire & Rubber Co.	1,550	36,549

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.7%

Applied Industrial Technologies Inc.	11,100	$360,528
DXP Enterprises Inc.	691	16,584	(a)
TAL International Group Inc.	600	18,522
		395,634

Trucking — 1.2%

Landstar System Inc.	7,000	286,580
Marten Transport Ltd.	705	15,073
Old Dominion Freight Line Inc.	12,150	388,678	(a)
		690,331

Total Common Stock (Cost $42,566,190)		52,177,181

Other Investments — 0.0%*
GEI Investment Fund (Cost $11)		11	(c)

Total Investments in Securities (Cost $42,566,201)		52,177,192

Short-Term Investments — 6.6%
GE Money Market Fund Institutional Class 0.00% (Cost $3,635,058)		3,635,058	(b,c)

Total Investments (Cost $406,201,259)		55,812,250

Liabilities in Excess of Other Assets, net — (0.5)%		(274,809)

NET ASSETS — 100.0%		$55,537,441

Other Information

The Fund had the following long future contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Russell 2000 Mini Index Futures	March 2011	15	$1,173,450	$(9,340)

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

12

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08(c)		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08(c)
Inception date	—		—		—		—	4/28/00	—		—		5/1/08
Net asset value, beginning of period	$ 9.79		$7.48		$12.17		$14.39	$14.44	$ 9.76		$7.49		$12.06
Income/(loss) from investment operations:
Net investment income	0.02	**	0.04		0.09		0.06	0.05	(0.02	)**	(0.05)		0.02	**
Net realized and unrealized gains/(losses) on investments	2.67		2.27		(4.67)		0.31	1.87	2.65		2.32		(4.51)
Total income/(loss) from investment operations	2.69		2.31		(4.58)		0.37	1.92	2.63		2.27		(4.49)
Less distributions from:
Net investment income	0.02		—		0.05		0.06	0.04	—		—		0.02
Net realized gains	—		—		0.06		2.53	1.93	—		—		0.06
Total distributions	0.02		0.00		0.11		2.59	1.97	0.00		0.00		0.08
Net asset value, end of period	$12.46		$9.79		$7.48		$12.17	$14.39	$12.39		$9.76		$ 7.49
TOTAL RETURN (a)	27.47%		30.88%		(37.59)%		2.39%	13.27%	26.95%		30.31%		(37.20)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$55,527		$54,114		$50,210		$104,010	$127,381	$10		$8		$6
Ratios to average net assets:
Net investment income (loss)	0.18%		(0.04)%		0.46%		0.31%	0.31%	(0.23)%		(0.51)%		(0.01)%	*
Net Expenses	1.12%	(b)	1.52%	(b)	0.94%	(b)	0.87%	0.86%	1.54%	(b)	1.97%	(b)	1.39%	(b)*
Gross Expenses	1.13%		1.52%		0.94%		0.87%	0.86%	1.55%		1.97%		1.39%
Portfolio turnover rate	47%		40%		85%		25%	52%	47%		40%		85%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)	Less than $0.01 per share of the distribution paid was from Return of Capital.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

13

Statements of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $42,566,190)	$52,177,181
Investments in affiliated securities, at Fair Value (cost $11)	11
Short-term affiliated investments (at amortized cost)	3,635,058
Receivable for investments sold	87,560
Income receivables	35,871
Receivable for fund shares sold	21,399
Other assets	90,000
Total Assets	56,047,080

LIABILITIES
Payable for investments purchased	289,838
Payable to GEAM	15,395
Accrued other expenses	196,683
Variation margin payable	7,723
Total Liabilities	509,639
NET ASSETS	$55,537,441

NET ASSETS CONSIST OF :
Capital paid in	54,527,476
Undistributed (distribution in excess of) net investment income	6,950
Accumulated net realized gain (loss)	(8,598,636)
Net unrealized appreciation/ (depreciation) on:
Investments	9,610,991
Futures	(9,340)
NET ASSETS	$55,537,441

Class 1:

NET ASSETS	55,527,053
Shares outstanding ($0.01 par value; unlimited shares authorized)	4,455,353
Net asset value per share	$12.46

Class 4:

NET ASSETS	10,388
Shares outstanding ($0.01 par value; unlimited shares authorized)	838
Net asset value per share	$12.39

The accompanying Notes are an integral part of these financial statements.

14

Statements of Operations For the year ending December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$653,366
Interest	9,667
Interest from affiliated investments	459
Less: Foreign taxes withheld	(510)
Total Income	662,982

Expenses:
Advisory and administrative fees	487,797
Transfer agent fees	13,015
Directors’ fees	1,815
Custody and accounting expenses	42,280
Professional fees	16,316
Other expenses	16,938
Total expenses before waiver and reimbursement	578,161
Less: Expenses waived or borne by the adviser	(6,702)
Net expenses	571,459
Net investment income (loss)	91,523

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	3,296,817
Futures	295,797

Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	8,865,463
Futures	(36,479)
Net realized and unrealized gain (loss) on investments	12,421,598
Net increase (decrease) in net assets resulting from operations	$12,513,121

The accompanying Notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income (loss)	$91,523	$(46,080)
Net realized gain (loss) on investments and futures	3,592,614	(7,175,502)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	8,828,984	20,714,743
Net increase (decrease) from operations	12,513,121	13,493,161
Distributions to shareholders from :
Net investment income
Class 1	(86,511)	—
Class 4	—	—
Total distributions	(86,511)	—
Increase (decrease) in net assets from operations and distributions	12,426,610	13,493,161
Share transactions :
Proceeds from sale of shares
Class 1	1,611,974	2,405,061
Class 4	—	—
Value of distributions reinvested
Class 1	86,511	—
Class 4	—	—
Cost of shares redeemed
Class 1	(12,710,116)	(11,991,743)
Class 4	—	—
Net increase (decrease) from share transactions	(11,011,631)	(9,586,682)
Total increase (decrease) in net assets	1,414,979	3,906,479

NET ASSETS
Beginning of period	54,122,462	50,215,983
End of period	$55,537,441	$54,122,462
Undistributed (distribution in excess of) net investment income, end of period	$6,950	$5,498

CHANGES IN FUND SHARES

Class 1
Shares sold	134,720	309,191
Issued for distributions reinvested	6,893	—
Shares redeemed	(1,211,910)	(1,499,252)
Net increase (decrease) in fund shares	(1,070,297)	(1,190,061)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net increase (decrease) in fund shares	—	—

The accompanying Notes are an integral part of these financial statements.

16

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the “Fund”), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

17

Notes to Financial Statements	December 31, 2010

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund‘s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values

18

Notes to Financial Statements	December 31, 2010

provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$52,177,181	$—	$—	$52,177,181
Other Investments	—	11	—	11
Short-Term Investments	3,635,058	—	—	3,635,058
Total Investments in Securities	$55,812,239	$11	$—	$55,812,250
Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(9,340)	$—	$—	$(9,340)

†  See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives		Liability Derivatives
	Location	Fair Value ($)	Location	Fair Value ($)
Equity Futures	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(9,340	)*

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures/Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) ($)	Change in Unrealized Appreciation/(Depreciation) ($)
Equity Futures	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	12,710,653/(12,857,151)	295,797	(36,479)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

19

Notes to Financial Statements	December 31, 2010

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds — GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$22,537,241	$32,365,913

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance

20

Notes to Financial Statements	December 31, 2010

regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows:

Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency
$46,795,026	$11,121,985	$(2,104,761)	$9,017,224	$—	$6,950	$(8,014,209)	$—

As of December 31, 2010, the Fund has capital loss carryovers as indicated below.

Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$8,014,209	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $3,538,221 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2010	$86,511	$—	$—	$86,511
2009	—	—	—	—

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(3,560)	$11,728	$(8,168)

21

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

22

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”) and GlobeFlex Partners, LP (“GlobeFlex”), at meetings held on December 3 and December 10, 2010.

The Board also was not asked to consider for renewal the Investment Sub-Advisory Agreements with SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management, Inc. (“Kennedy”) at this time since they were approved by the Board on July 30, 2010 and September 10, 2010, respectively (descriptions of these approval processes are set forth below), and each has an initial term of two years. They are expected to be reviewed during next year’s contract renewal process.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory and sub-advisory agreements the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers at the meeting or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM and

23

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

Palisade. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The

Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board

24

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, although at the higher end of the ranges. The Board members reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and each sub-advisory agreement was in the best interests of the Fund and its shareholders.

*  *  *  *  *

At a special meeting held on July 30, 2010, the Board, including the independent Board members, considered and unanimously approved a proposal by GEAM to approve a sub-advisory agreement with SouthernSun (which, as SouthernSun Asset Management, Inc. (“SouthernSun Inc.”) was a current sub-adviser for the Fund), thereby allowing SouthernSun to continue to provide sub-advisory services with respect to assets allocated to SouthernSun. The parent company of SouthernSun Inc. had reached an agreement to repurchase a portion of SouthernSun Inc.’s shares held by its external shareholders (meaning non-employees) to become majority employee-owned (the “Transaction”).

25

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

GEAM reminded the Board that the Company and GEAM had received an exemptive order from the SEC to permit GEAM and the Company to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to re-appoint SouthernSun as a sub-adviser and enter into a new sub-advisory agreement with SouthernSun, on behalf of the Fund, without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the new sub-advisory agreement, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and SouthernSun. The Board reviewed SouthernSun’s performance history as well as detailed information about SouthernSun and its professional staff, including SouthernSun’s investment philosophy and expertise in small-cap equity investments. The Board noted that SouthernSun (as SouthernSun Inc.) served as sub-adviser to the Fund as well as to other investment companies managed by GEAM that have small-cap investment strategies, namely the GE Funds — GE Small-Cap Equity Fund and the GE Institutional Funds—Small-Cap Equity Fund (together, the “Small-Cap Equity Funds”), and that both GEAM and SouthernSun Inc. had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 4, 2009, and December 11, 2009. As such, the basis for the Board’s December 2009 renewal of the sub-advisory agreements with SouthernSun Inc. with respect to the Fund and the Small-Cap Equity Funds would continue to be relevant for the Board’s consideration of the new sub-advisory agreement.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of SouthernSun. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of the new sub-advisory agreement in detail during a private session with their independent legal counsel at which no representatives of GEAM or SouthernSun were present. In reaching their determination relating to the new sub-advisory agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided.

The Board reviewed the services expected to be provided to the Fund by SouthernSun. The Board noted that as a result of the Transaction there would be no changes in the nature, extent or quality of the sub-advisory services currently provided by SouthernSun Inc., or in the portfolio management of the Fund with respect to the assets it managed. The Board focused on its extensive past experiences with SouthernSun (as SouthernSun Inc.) in connection with its services as a sub-adviser to the Fund and the Small-Cap Equity Funds. The Board considered SouthernSun’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by SouthernSun would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of SouthernSun.

The Board members considered the investment performance of SouthernSun for various periods focusing on SouthernSun’s investment performance with respect to the Fund and the Small-Cap Equity Funds and its history of sub-advising those funds. The Board members reviewed detailed information provided by GEAM and SouthernSun comparing SouthernSun’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and SouthernSun about SouthernSun’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and SouthernSun’s investment style and approach

26

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the re-appointment of SouthernSun would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of SouthernSun to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund.

The Board considered that the proposed fee to be paid to SouthernSun by GEAM was the same as the fee paid under the agreement with SouthernSun Inc. and had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by SouthernSun to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to SouthernSun. The Board also noted that SouthernSun’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for SouthernSun with respect to the Fund.

The Board did not review information regarding the expected impact on GEAM’s profitability in approving the sub-advisory agreement, since the fee was not changing from the fee in effect under the sub-advisory agreement with SouthernSun Inc. so there would be no impact on profitability.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay SouthernSun out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with the annual renewals of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Fund by SouthernSun, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. They also reviewed SouthernSun’s fee rates for the Small-Cap Equity Funds, which were the same at current asset levels and estimated allocation. The Board also considered its favorable experience with SouthernSun (as SouthernSun Inc.) as a sub-adviser to the Fund and to the Small-Cap Equity Funds.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that SouthernSun derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees to SouthernSun.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new sub-advisory agreement was in the best interests of the Fund and its shareholders.

*  *  *  *  *

At a regular meeting held on September 10, 2010, the Board, including the independent Board members, considered and unanimously approved a proposal by GEAM to engage Kennedy to provide sub-advisory services with respect to a portion of the Fund’s assets.

GEAM reminded the Board that the Company and GEAM had received an exemptive order from the SEC to permit GEAM and the Company to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements

27

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to engage Kennedy and enter into a sub-advisory agreement with Kennedy, on behalf of the Fund, without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the sub-advisory agreement with Kennedy, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and Kennedy. The Board reviewed Kennedy’s performance history as well as detailed information about Kennedy and its professional staff, including Kennedy’s investment philosophy and expertise in small-cap equity investments.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of Kennedy. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of Kennedy as a sub-adviser to the Fund in detail during a private session with their independent legal counsel at which no representatives of GEAM or Kennedy were present. In reaching their determination relating to the new sub-advisory agreement with Kennedy, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided.

The Board reviewed the services expected to be provided to the Fund by Kennedy. The Board focused on GEAM’s report of its diligence review of Kennedy, as well as the materials presented by Kennedy at the meeting. The Board considered Kennedy’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by Kennedy would be satisfactory and would have the potential to benefit the Fund.

Complementary Investment Styles.

The Board then considered Kennedy’s investment style as presented by GEAM and Kennedy, and noted that Kennedy would represent a value style approach to small-cap investments. The Board engaged in a discussion with GEAM’s management regarding how Kennedy’s investment style would complement the various investment styles of the existing sub-advisers of the Fund, and GEAM noted that the addition of Kennedy could potentially improve the Fund’s overall performance, especially when one style is out of favor or excessively volatile.

Investment Performance of Kennedy.

The Board members considered the investment performance of Kennedy for various periods. The Board members reviewed detailed information provided by GEAM and Kennedy comparing Kennedy’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and Kennedy about Kennedy’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and Kennedy’s investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the retention of Kennedy would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of Kennedy to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund.

The Board considered that the proposed fees to be paid to Kennedy by GEAM had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by Kennedy to obtain what it regards as the most favorable and

28

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to Kennedy. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for Kennedy with respect to the Fund.

The Board was provided with information regarding the expected impact on GEAM’s profitability in hiring Kennedy, which showed a negligible reduction in profitability. The Board members had reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing profitability data in connection with previous reviews of profitability. The Board members also had previously discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay Kennedy out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with annual contract renewals.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Fund by Kennedy, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that Kennedy derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new sub-advisory agreement with Kennedy was in the best interests of the Fund and its shareholders.

29

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

30

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

31

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

32

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.
**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.
***	Effective January, 2011.

33

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

International Equity Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

International Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010

The information on the following performance pages relates to the GE Investments International Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The MSCI® EAFE® Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

1

International Equity Fund

(unaudited)

Ralph R. Layman

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Ralph R. Layman is President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992, President —International Equities in March 2007 and President — Public Equities since July 2009.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer — International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Q.	How did the GE Investment International Equity Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the International Equity Fund returned 4.85% for Class 1 shares and 4.33% for Class 4 shares. The MSCI EAFE Index, the Fund’s benchmark, returned 7.75% and the Fund’s Morningstar peer group of 140 U.S. Insurance Foreign Large Blend funds returned on average of 8.98% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	Markets were volatile for much of the year as contradictory forces dampened performance early in the year but gave way to strong gains in the second half. The evolving sovereign debt crisis in Europe negatively affected markets concerned about a growing need for austerity but the persistence of low rates, anecdotal evidence of an improving global economy and strong earnings across the globe pushed stocks higher in all major markets. Similarly, doubts regarding much-needed regulatory reform in the financial sector cast a cloud over markets in the first half but increased clarity from bodies such as the Basel 3 Committee regarding bank capitalization, liquidity and leverage provided much-needed transparency to investors later in the year.

2

(unaudited)

Q.	What were the primary drivers of Fund performance?

A.	Positive impact was seen from holdings in materials, energy stocks and telecom services. The steady rise of commodity prices throughout the year was highly beneficial to metals and mining stocks and fertilizer companies leveraged to rising crop prices. A somewhat different result was seen in energy where despite rising oil prices, a combination of the BP crisis and low natural gas prices saw that sector underperform. An underweight in the underperforming telecom sector was also beneficial for performance.

The lion’s share of the negative performance in the portfolio came from holdings in the financial sector, mainly in European banks. Although underweight, the portfolio was hit by the assumption that all European banks would be dragged down by the sovereign debt crisis, although direct exposure to the troubled markets of Greece, Ireland and Portugal was insignificant. Japanese holdings, especially those in the export markets also suffered due to a strong Yen.

Q.	Were there any significant changes to the Fund during the period?

A.	Significant changes occurred during the year, most notably in the information technology and industrial sectors (additions) funded through sales in healthcare, financials, the consumer sectors and utilities. Generally, a growing conviction in a return to economic growth prompted purchases in the more cyclical sectors and disposals in the defensive segment of the portfolio. Stocks in the IT sector appealed for increasing evidence that corporate entities are beginning to spend and industrial companies in Europe gained material advantage from the weakness in the Euro caused by the sovereign debt crisis. While the outlook for the consumer is improving, especially in Emerging Asia, the outlook for consumer staples companies is less robust, as much for valuation reasons than lack of a catalyst. Financials have remained troubled all year with individual stocks in the commercial banking segment paying a steeper price than stocks in insurance for example and particular positions were reduced as a result. Healthcare companies, given the uncertainties surrounding the regulatory environment have offered little appeal and utilities have been challenged by anemic growth and a tough financing environment, despite low rates. The portfolio finished the year overweight IT, materials and industrials, and underweight consumer discretionary, utilities, healthcare, financials and telecom.

3

International Equity Fund

(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,253.11	9.48
Class 4	1,000.00	1,242.02	11.92
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,016.65	8.49
Class 4	1,000.00	1,014.47	10.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Class 1 shares and 2.11% for Class 4 shares (for the period July 1, 2010 – December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect six months period).
**	Actual Fund Returns for six-month period ended December 31, 2010 were as follows: 25.31% for Class 1 shares, and 24.20% for Class 4 shares. Past performance does not guarantee future results.

4

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities primarily in developed and emerging market countries outside the United States. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	140	113	86
Peer group average annual total return:	8.98%	2.24%	2.60%
Morningstar category in peer group: U.S. Insurance Foreign Large Blend.

Sector Allocation

as a % of Fair Value of $15,382 (in thousands) on December 31, 2010 (b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value) (b)(c)

Nestle S.A.	2.87%
Siemens AG	2.57%
HSBC Holdings PLC	2.34%
BHP Billiton PLC	2.26%
Potash Corporation of Saskatchewan Inc.	2.20%
Rio Tinto PLC	2.13%
Linde AG	1.91%
BNP Paribas	1.87%
Prudential PLC	1.85%
Royal Dutch Shell PLC	1.77%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 5/1/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
International Equity fund	4.85%	2.15%	2.38%	12,658
MSCI EAFE Index	7.75%	2.46%	3.48%	14,079

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment (a)
International Equity fund	4.33%	-11.18%	7,285
MSCI EAFE Index	7.75%	-6.45%	8,371

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

International Equity Fund

Schedule of Investments	December 31, 2010

International Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.7% †

Australia — 2.2%

Brambles Ltd.	13,532	$98,761
Lynas Corporation Ltd.	51,826	109,436	(a)
Paladin Energy Ltd.	26,119	131,992	(a)
		340,189

Brazil — 3.1%

Banco Santander Brasil S.A.	12,100	164,370
Petroleo Brasileiro S.A. ADR	4,878	166,681	(c)
Vale S.A. ADR	4,465	134,932	(a)
		465,983

Canada — 4.3%

Kinross Gold Corp.	2,273	43,257
Potash Corporation of Saskatchewan Inc.	2,174	337,920
Research In Motion Ltd.	2,685	156,914	(a)
Suncor Energy Inc.	3,161	121,776
		659,867

Chile — 0.3%

Sociedad Quimica y Minera de Chile S.A. ADR	875	51,117

China — 1.8%

Baidu Inc. ADR	1,093	105,507	(a)
Bank of China Ltd.	136,998	72,432
CSR Corp Ltd.	75,391	99,116
		277,055

Denmark — 0.6%

AP Moller—Maersk A/S	10	90,930

France — 11.2%

AXA S.A.	8,049	134,437	(c)
BNP Paribas	4,495	287,101	(c)
Cap Gemini S.A.	2,401	112,512
Cie Generale d’Optique Essilor International S.A.	3,712	239,904
Credit Agricole S.A.	4,641	59,173
European Aeronautic Defence and Space Company N.V.	5,065	118,504
Safran S.A.	3,677	130,721
Schneider Electric S.A.	1,691	254,079
Total S.A.	3,016	160,429
Veolia Environnement S.A.	3,718	109,085
Vinci S.A.	1,889	103,091
		1,709,036

	Number of Shares	Fair Value

Germany — 11.5%

Adidas AG	1,697	$111,304
Bayer AG	1,762	130,719
Daimler AG	2,681	182,460
Deutsche Boerse AG	2,856	198,470
Linde AG	1,933	294,460
Metro AG	3,029	218,944
SAP AG	2,136	109,178
Siemens AG	3,178	395,222
ThyssenKrupp AG	2,597	107,952
		1,748,709

Hong Kong — 1.7%

AIA Group Ltd.	23,186	65,171	(a)
Esprit Holdings Ltd.	11,661	55,352
Hutchison Whampoa Ltd.	13,468	138,948
		259,471

India — 1.2%

Larsen & Toubro Ltd.	3,175	140,448
Power Grid Corporation of India Ltd.	20,496	45,058
		185,506

Ireland — 0.6%

CRH PLC	4,233	88,873

Italy — 1.3%

ENI S.p.A.	2,584	56,644
UniCredit S.p.A.	67,575	140,334
		196,978

Japan — 14.1%

Daikin Industries Ltd.	3,000	106,529
FANUC Corp.	800	123,001
Mitsubishi Corp.	5,000	135,503
Mitsubishi Estate Company Ltd. (REIT)	4,982	92,508
Mitsubishi UFJ Financial Group Inc.	28,890	156,374
Nomura Holdings Inc.	32,742	207,905
SMC Corp.	700	120,054
Sony Financial Holdings Inc.	45	182,264
Sumitomo Metal Industries Ltd.	71,002	175,087	(c)
Sumitomo Realty & Development Company Ltd. (REIT)	3,000	71,722
Suzuki Motor Corp.	11,000	271,253
Taiyo Nippon Sanso Corp.	7,999	70,714
The Bank of Yokohama Ltd.	21,130	109,682
Toyota Motor Corp.	3,646	144,752
Unicharm Corp.	4,700	187,177
		2,154,525

Mexico — 0.8%

America Movil SAB de C.V. ADR	2,104	120,643

See Notes to Schedule of Investments and Notes to Financial Statements.

6

International Equity Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Netherlands — 2.9%

Koninklijke Ahold N.V.	6,416	$85,007
Koninklijke Philips Electronics N.V.	8,094	248,877
Unilever N.V., CVA	3,389	105,934
		439,818

Russian Federation — 0.5%

Mobile Telesystems OJSC ADR	3,845	80,245

South Africa — 0.9%

MTN Group Ltd.	6,748	137,107

South Korea — 1.6%

Samsung Electronics Company Ltd.	150	125,430
Samsung Electronics Company Ltd. GDR	261	110,116
		235,546

Spain — 2.5%

Banco Santander S.A.	22,457	238,848	(c)
Telefonica S.A.	6,359	144,727
		383,575

Sweden — 0.8%

Telefonaktiebolaget LM Ericsson	10,024	116,524

Switzerland — 8.1%

Credit Suisse Group AG	4,239	171,315
Nestle S.A.	7,518	441,595
Novartis AG	2,883	169,961
Roche Holding AG	1,168	171,673
Syngenta AG	682	200,115
Zurich Financial Services AG	301	78,213
		1,232,872

Taiwan — 2.8%

Delta Electronics Inc.	29,000	141,735
Taiwan Semiconductor Manufacturing Company Ltd.	108,634	264,538
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,218	27,814
		434,087

United Kingdom — 19.9%

Autonomy Corporation PLC	3,816	89,917	(a)
BG Group PLC	9,863	200,129
BHP Billiton PLC	8,720	348,275	(c)
Diageo PLC	3,463	64,249

	Number of Shares	Fair Value

G4S PLC	20,583	$82,047
G4S PLC	5,357	21,988
HSBC Holdings PLC	35,272	359,561
Lloyds Banking Group PLC	175,517	180,543	(a,c)
National Grid PLC	21,202	183,568
Prudential PLC	27,224	284,724	(c)
Reckitt Benckiser Group PLC	3,679	203,041
Rio Tinto PLC	4,657	327,121
Royal Dutch Shell PLC	8,144	272,673
Tesco PLC	29,121	193,772
The Capita Group PLC	8,149	88,863
Vodafone Group PLC	50,482	131,044	(c)
		3,031,515

Total Common Stock (Cost $12,613,868)		14,440,171
Preferred Stock — 2.5%
Fresenius SE	1,537	132,110
Volkswagen AG	1,577	256,837

Total Preferred Stock (Cost $277,348)		388,947
Other Investments — 0.1%
GEI Investment Fund (Cost $11,477)		10,904	(d)

Total Investments in Securities (Cost $12,902,693)		14,840,022
Short-Term Investments — 3.6%
GE Money Market Fund Institutional Class 0.00% (Cost $541,776)		541,776	(b,d)

Total Investments (Cost $13,444,469)		15,381,798

Liabilities in Excess of Other Assets, net — (0.9)%		(134,852)

NET ASSETS — 100.0%		$15,246,946

See Notes to Schedule of Investments and Notes to Financial Statements.

7

International Equity Fund

Schedule of Investments	December 31, 2010

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
DJ Euro Stoxx 50 Index Futures	March 2011	2	$74,966	$(1,159)
FTSE 100 Index Futures	March 2011	1	92,264	872
Topix Index Futures	March 2011	1	110,474	727

				$440

The Fund was invested in the following categories at December 31, 2010:

Industry (unaudited)	Percentage (based on Fair Value)
Diversified Financial Services	10.79%
Integrated Oil & Gas	6.36%
Automobile Manufacturers	5.56%
Diversified Metals & Mining	5.10%
Industrial Conglomerates	5.09%
Fertilizers & Agricultural Chemicals	3.83%
Packaged Foods & Meats	3.56%
Life & Health Insurance	3.46%
Semiconductors	3.43%
Pharmaceuticals	3.07%
Wireless Telecommunication Services	3.05%
Steel	2.72%
Household Products	2.54%
Industrial Gases	2.38%
Multi-Utilities	1.90%
Food Retail	1.81%
Communications Equipment	1.78%
Electrical Components & Equipment	1.65%
Aerospace & Defense	1.62%
Construction & Engineering	1.58%
Industrial Machinery	1.58%
Healthcare Supplies	1.56%
Hypermarkets & Super Centers	1.42%
Multi-Line Insurance	1.38%
Investment Banking & Brokerage	1.35%
Application Software	1.30%
Specialized Finance	1.29%
Diversified Capital Markets	1.11%
Diversified Real Estate Activities	1.07%
Integrated Telecommunication Services	0.94%
Electronic Components	0.92%
Trading Companies & Distributors	0.88%
Coal & Consumable Fuels	0.86%
Healthcare Services	0.86%
IT Consulting & Other Services	0.73%
Apparel, Accessories & Luxury Goods	0.72%

Industry	Percentage (based on Fair Value)
Regional Banks	0.71%
Building Products	0.69%
Internet Software & Services	0.69%
Security & Alarm Services	0.68%
Construction & Farm Machinery & Heavy Trucks	0.65%
Diversified Support Services	0.64%
Marine	0.59%
Construction Materials	0.58%
Human Resource & Employment Services	0.58%
Distillers & Vintners	0.42%
Apparel Retail	0.36%
Electric Utilities	0.29%
Gold	0.28%

96.41%

Short-Term and Other Investments
Short-Term	3.52%
Other Investments	0.07%

3.59%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	5/1/95	—		—		5/1/08
Net asset value, beginning of period	$0.49		$0.39		$14.67		$14.08	$11.42	$0.50		$0.40		$14.36
Income/(loss) from investment operations:
Net investment income (loss)	0.00	†**	0.01		0.51		0.23	0.15	0.00	†**	(0.01)		0.10	**
Net realized and unrealized gains/(losses) on investments	0.02		0.10		(7.04)		2.98	2.67	0.02		0.12		(6.35)
Total income/(loss) from investment operations	0.02		0.11		(6.53)		3.21	2.82	0.02		0.11		(6.25)
Less distributions from:
Net investment income	0.00	†	0.01		0.51		0.23	0.16	0.00	†	0.01		0.47
Net realized gains	—		0.00		7.24		2.39	—	—		0.00		7.24
Total distributions	0.00	†	0.01		7.75		2.62	0.16	0.00	†	0.01		7.71
Net asset value, end of period	$0.51		$0.49		$0.39		$14.67	$14.08	$0.52		$0.50		$0.40
TOTAL RETURN (a)	4.85%		27.68%		(45.83)%		22.98%	24.69%	4.33%		26.47%		(44.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,240		$18,307		$17,920		$84,272	$80,648	$7		$7		$6
Ratios to average net assets:
Net investment income	0.75%		1.28%		2.57%		1.30%	1.16%	0.25%		0.77%		1.63%
Net expenses	1.67	%(b,c)	1.68	%(b,c)	1.18	%(b,c)	1.13%	1.13%	2.11	%(b,c)	2.13	%(b,c)	1.56	%(b,c)*
Gross expenses	1.91%		1.88%		1.29%		1.13%	1.13%	2.35%		2.33%		1.74	%*
Portfolio turnover rate	41%		46%		41%		32%	34%	41%		46%		41%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund.
(c)	Reflects GE Asset Management’s contractual arrangement with GE Investments Funds, Inc. to limit the Fund’s management fee to 0.80% of the average daily net assets of the Fund until April 30, 2011.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Less than 0.005 per share.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $12,891,216)	$14,829,118
Investments in affiliated securities, at Fair Value (cost $11,477)	10,904
Short-term affiliated investments (at amortized cost)	541,776
Foreign cash (cost $4,093)	4,153
Income receivables	41,536
Receivable for fund shares sold	122
Variation margin receivable	38
Other assets	73,582
TOTAL ASSETS	15,501,229

LIABILITIES
Payable for fund shares redeemed	40,319
Payable to GEAM	17,679
Accrued other expenses	191,931
Variation margin payable	4,354
TOTAL LIABILITIES	254,283
NET ASSETS	$15,246,946

NET ASSETS CONSIST OF :
Capital paid in	22,067,084
Undistributed (distribution in excess of) net investment income	694
Accumulated net realized gain (loss)	(8,763,489)
Net unrealized appreciation/(depreciation) on:
Investments	1,937,329
Futures	440
Foreign currency related transactions	4,888
NET ASSETS	$15,246,946

Class 1:

NET ASSETS	15,239,656
Shares outstanding ($0.01 par value; unlimited shares authorized)	30,018,481
Net asset value per share	$0.51

Class 4:

NET ASSETS	7,290
Shares outstanding ($0.01 par value; unlimited shares authorized)	14,009
Net asset value per share	$0.52

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$423,295
Interest	2,112
Interest from affiliated investments	84
Less: Foreign taxes withheld	(43,026)
Total Income	382,465

Expenses:
Advisory and administrative fees	159,019
Transfer agent fees	18,036
Directors’ fees	628
Custody and accounting expenses	87,281
Professional fees	19,457
Other expenses	18,012
Total expenses before waiver and reimbursement	302,433
Less: Expenses Waived or borne by the adviser	(1,018)
Less: Expenses reimbursed by the adviser	(37,181)
Net expenses	264,234
Net investment income (loss)	118,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	(1,101,668)
Futures	(20,908)
Foreign currency transactions	(12,792)

Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	1,516,937
Futures	773
Foreign currency transactions	846
Net realized and unrealized gain (loss) on investments	383,188
Net increase (decrease) in net assets resulting from operations	$501,419

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$118,231	$219,728
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,135,368)	(4,777,508)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures and foreign currency transaction	1,518,556	8,526,741
Net increase (decrease) from operations	501,419	3,968,961
Distributions to shareholders from :
Net investment income
Class 1	(112,991)	(293,918)
Class 4	(23)	(83)
Total distributions	(113,014)	(294,001)
Increase (decrease) in net assets from operations and distributions	388,405	3,674,960
Share transactions :
Proceeds from sale of shares
Class 1	195,676	779,958
Class 4	—	—
Value of distributions reinvested
Class 1	112,991	293,918
Class 4	23	83
Cost of shares redeemed
Class 1	(3,764,231)	(4,360,018)
Class 4	—	—
Net increase (decrease) from share transactions	(3,455,541)	(3,286,059)
Total increase (decrease) in net assets	(3,067,136)	388,901

NET ASSETS
Beginning of period	18,314,082	17,925,181
End of period	$15,246,946	$18,314,082
Undistributed (distribution in excess of) net investment income, end of period	$694	$(18,387)

CHANGES IN FUND SHARES

Class 1
Shares sold	422,267	1,756,212
Issued for distributions reinvested	221,551	599,686
Shares redeemed	(8,009,103)	(10,393,580)
Net increase (decrease) in fund shares	(7,365,285)	(8,037,682)

Class 4
Shares sold	—	—
Issued for distributions reinvested	44	163
Shares redeemed	—	—
Net increase (decrease) in fund shares	44	163

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2010

1. Organization	of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the “Fund”), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share class of the Fund.

2. Summary	of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts to manage its exposure to the stock

14

Notes to Financial Statements	December 31, 2010

markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Forward Foreign Currency Exchange Contracts  The Fund enters into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Certain class specific expenses (Such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

15

Notes to Financial Statements	December 31, 2010

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1  — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund’s have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

16

Notes to Financial Statements	December 31, 2010

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the

Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$14,440,171	$—	$—	$14,440,171
Preferred Stock	388,947	—	—	388,947
Other Investments	—	10,904	—	10,904
Short-Term Investments	541,776	—	—	541,776
Total Investments in Securities	$15,370,894	$10,904	$—	$15,381,798
Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$1,599			$1,599
Futures Contracts — Unrealized Depreciation	(1,159)	—	—	(1,159)
Total Other Financial Instruments	$440	$—	$—	$440

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

4. Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
	Location	Fair Value ($)		Location	Fair Value ($)

Equity Contracts	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	1,599	*	Liabilities, Net Assets — Unrealized Appreciation/(Depreciation) on Futures	(1,159	)*

17

Notes to Financial Statements	December 31 , 2010

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold) $	Realized Gain or (Loss) $	Change in Unrealized Appreciation/(Depreciation) $

Equity Contracts	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	4,319,117/ (3,801,710)	(20,908)	773

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets & Liabilities sections of the Statement of Assets and Liabilities.
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Annualized based on average daily net assets
Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	1.00%
Next $100 million	0.95%
Over $200 million	0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the

“Management Fee Waiver Agreement”). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2011. The fee waiver will terminate automatically if the management agreement terminates. The Management Fee Limitation Agreement can only be changed or terminated with the approval of the Company’s Board of Directors.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s Investment in the GE Funds — GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are

18

Notes to Financial Statements	December 31, 2010

reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010 were as follows:

Non U.S. Government Securities
Purchases	Sales
$6,358,210	$10,139,390
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax cost of investments is as follows:

Cost For Tax Purposes	Gross Tax Unrealized Apprec.	Gross Tax Unrealized Deprec.	Net Tax Apprec/ (Deprec)	Net Tax Apprec/(Deprec) on Derivatives, Currency Assets	Undistributed Income	Undistributed CG/(Accum. Capital Loss)	Post October Losses (see Detail Below)
$15,431,024	$2,304,654	$(2,353,880)	$(49,226)	$4,456	$1,550	$(6,776,918)	$—

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2010, the Fund has capital loss carryovers as follows:

Amount	Expires
$5,547,226	12/31/2017
1,229,692	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-

enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$113,014	$—	$113,014
2009	294,001	—	294,001

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in

19

Notes to Financial Statements	December 31, 2010

excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)	Paid In Capital
$13,864	$(20,317)	$6,453

20

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

21

Tax Information	(unaudited)
For the year ended December 31, 2010

Summary

The following Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended December 31, 2010, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Fund is as follows:

Fund name	Total Foreign Source Income	Total Foreign Taxes Paid
GE Investments Funds, Inc. — International Equity Fund	$423,295	$42,132

22

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

23

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered the management fee waiver agreement between the Fund and GEAM, pursuant to which GEAM has waived 20 basis points of its management fee and that this waiver continues through April 30, 2011, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that

GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The

24

Advisory and Administrative Agreement Renewal	(unaudited)

Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, although at the higher end of the ranges. They also considered the Fund’s relatively small asset size. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

25

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

26

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 — 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager — Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

27

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

28

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer — Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer — Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer — Public Equity Investments

Maureen B. Mitchell, President — Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President — Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer — Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January , 2011.

29

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Income Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown. The performance data quoted represent past performance; past performance does not guarantee future results.

Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted unmanaged index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Income Fund	(unaudited)

Paul M. Colonna

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. As lead portfolio manager for the Income Fund, Mr. Colonna is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of structured products. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE Electric Company (GE) in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of structured products in 2007.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010

A.	For the twelve-month period ended December 31, 2010, the Income Fund returned 7.56% for Class 1 shares and 7.10% for Class 4 shares.

The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 6.54% and the Fund’s Morningstar peer group of 213 US Insurance Intermediate-Term Bond funds returned on average of 7.80% for the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the fiscal period.

A.	The fixed income market benefited from both declining interest rates and spread compression over the last fiscal period, producing positive price returns which added to income generated from coupon interest. U.S. 2-year and 10-year Treasury note yields ended the year at 0.59% and 3.29%, respectively, down 54 basis points each. The U.S. 30-year bond finished the year yielding 4.33%, down 31 basis points. As the U.S. economy recovered in 2010 and growth expectations for 2011 picked up, non-treasury securities outperformed treasury securities during the period due to tightening spreads. The Barclays Capital U.S. Credit Index yield spread narrowed 11 basis points, which contributed to a total return of 8.47% last year. Commercial mortgage-backed securities experienced the largest spread compression and led all sectors with an annual return of 20.4%. Yield spreads on high yield and emerging market debt also narrowed contributing to double digit returns for both (BC High Yield Index returned 15.12% and JPM EMBI-GD Index returned 12.24%).

The largest contributor to the Fund’s performance on an absolute basis and relative to its benchmark was the overweight positions in investment grade credit and commercial mortgage-backed

(unaudited)

securities plus non-index allocations to high yield and emerging market debt. Security selection within the agency and commercial MBS sectors added value as did an overweight in financial versus non-corporate issuers in investment grade credit. Duration positioning had a negative effect on performance, primarily in April and May when the Fund’s duration was shorter than that of the benchmark and U.S. interest rates fell significantly in a flight to quality away from risky assets brought on by the fiscal crises among the European peripheral countries, namely Greece, Ireland, Portugal and Spain. A small position in Greek bonds early in the year impacted performance negatively.

Q.	Were there any significant changes to the Fund during the period

A.	Sector allocations did change throughout the year, primarily adding to non-treasury sectors vis-à-vis treasury securities. The underweight in agency MBS (approximately 10%) was brought back to a neutral weighting mid-year while the overweight in commercial MBS was increased during the first half of 2010 to roughly 7.5% and remained through year end. Allocations to high yield and emerging market debt were increased also after the flight to quality in May and finished the year around 8% each in the Fund. Duration relative to the benchmark remained short during most of the first half of 2010 but was brought back to neutral in the third quarter and tactically traded with a long bias towards the end of the year.

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,034.73	4.26
Class 4	1,000.00	1,032.16	6.45
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.81	4.23
Class 4	1,000.00	1,018.68	6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% for Class 1 shares and 1.26% for Class 4 shares (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 3.47% for Class 1 shares, and 3.22% for Class 4 shares. Past performance does not guarantee future results.

Income Fund	(unaudited)

Investment Profile

A Mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	213	187	158
Peer group average annual total return:	7.80%	5.13%	5.23%
Morningstar category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Fair Value (c) of $57,110 (in thousands) on December 31,

2010(b)(c)

Quality Ratings

as of December 31, 2010 (as a % of Fair Value) (b) (c)

Moody’s / S&P / Fitch Rating *	Percentage of Fair Value
Aaa / AAA	58.29%
Aa / AA	2.59%
A / A	13.22%
Baa / BBB	15.00%
Ba / BB and lower	10.90%
100.00%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Income Fund	7.56%	3.80%	4.51%	15,548
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	17,633

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment (a)
Income Fund	7.10%	3.03%	10,830
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.89%	11,650

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Income Fund

Schedule of Investments	December 31, 2010

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 99.4%†

U.S. Treasuries — 13.6%

U.S. Treasury Bonds
3.88%	08/15/40	$2,697,300	$2,484,467	(f)
U.S. Treasury Notes
2.63%	08/15/20	4,665,100	4,422,734	(f)
3.25%	07/31/16	513,300	540,288	(f)
			7,447,489

Federal Agencies — 0.2%

Federal Home Loan Mortgage Corp.

8.25%	06/01/26	60,000	82,749	(f,h)

Agency Mortgage Backed — 29.9%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	32,865	33,900	(f)
5.00%	07/01/35 - 08/01/40	943,071	991,916	(f)
5.00%	07/01/35	15,529	16,529	(f,k)
5.50%	05/01/20	16,478	17,896	(f,k)
5.50%	05/01/20 - 01/01/38	287,310	311,597	(f)
6.00%	06/01/17 - 11/01/37	620,548	682,608	(f)
6.00%	04/01/17 - 03/01/34	41,883	46,090	(f,k)
6.50%	02/01/29	321	361	(f)
7.00%	06/01/29 - 08/01/36	76,977	87,392	(f)
7.00%	10/01/16 - 07/01/34	8,644	9,739	(f,k)
7.50%	09/01/12 - 09/01/33	16,274	18,537	(f)
8.00%	11/01/30	16,397	19,194	(f)
8.50%	04/01/30 - 05/01/30	21,002	24,804	(f)
5.50%	TBA	180,000	191,813	(b)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	1,321,694	1,322,501	(f)
4.50%	05/01/18 - 11/01/40	3,446,748	3,555,164	(f)
5.00%	03/01/34 - 11/01/40	1,470,715	1,550,307	(f)
5.32%	03/01/37	2,711	2,865	(g)
5.50%	12/01/13 - 01/01/39	2,022,622	2,177,501	(f)
5.53%	04/01/37	4,323	4,579	(g)
6.00%	06/01/14 - 07/01/35	1,283,955	1,417,007	(f)
6.50%	07/01/17 - 08/01/34	179,985	200,924	(f)
7.00%	03/01/15 - 02/01/34	65,558	73,437	(f)
7.50%	08/01/13 - 03/01/34	96,843	110,663	(f)
8.00%	12/01/12 - 11/01/33	71,935	82,912	(f)
8.50%	05/01/31	4,036	4,690	(f)
9.00%	04/01/16 - 12/01/22	8,815	9,749	(f)
4.50%	TBA	1,750,000	1,796,211	(b)
5.00%	TBA	547,000	580,333	(b)
Government National Mortgage Assoc.
3.13%	12/20/24	2,750	2,831	(f,g)
3.38%	02/20/23 - 02/20/26	9,461	9,755	(f,g)
4.50%	08/15/33 - 09/15/34	211,327	220,950	(f)
6.00%	04/15/27 - 09/15/36	293,583	326,655	(f)

		Principal Amount	Fair Value

6.50%	04/15/19 - 08/15/36	$251,266	$285,547	(f)
7.00%	03/15/12 - 10/15/36	160,675	182,822	(f)
7.50%	11/15/31 - 10/15/33	6,627	7,686	(f)
8.00%	12/15/29	2,627	3,110	(f)
8.50%	10/15/17	10,669	12,003	(f)
9.00%	11/15/16 - 12/15/21	29,702	33,484	(f)
			16,426,062

Agency Collateralized Mortgage Obligations — 3.7%

Fannie Mae Whole Loan
0.97%	08/25/43	296,666	9,084	(e,f,l)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,129,726	9,879	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC
5.00%	05/15/38	78,971	80,973
5.50%	04/15/17	30,967	913	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	27,880	1,724	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	8,121	1,774	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	191,431	38,905	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	139,220	10,938	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	22,739	1,615	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	12,821	201	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%	04/15/28	6,240	3	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	14,743	344	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	87,815	7,931	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	75,083	3,864	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	15,918	581	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.25%	09/15/34	16,302	15,327	(c,d)
Federal Home Loan Mortgage Corp. REMIC (Series 2990) (Class TS)
6.49%	05/15/35	145,122	14,298	(e,l)

See Notes to Schedule of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	$153,943	$23,992	(e,l)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	153,943	23,992	(e,l)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	153,943	23,992	(e,l)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	153,943	23,992	(e,l)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	225,262	35,107	(e,l)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	3,948	841	(e,f,l)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	81,195	15,772	(e,f,k,l)
Federal Home Loan Mortgage STRIPS
4.39%	08/01/27	1,034	857	(c,d,f)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	78,869	80,103
5.24%	01/25/37	222,571	26,907	(e,l)
5.74%	07/25/38 - 12/25/40	452,399	63,142	(e,l)
5.79%	11/25/40	294,528	49,072	(e,l)
6.07%	03/25/40	325,827	47,700	(e,l)
6.14%	12/25/36	170,699	20,370	(e,l)
Federal National Mortgage Assoc. REMIC (Class 109J)
7.00%	09/25/20	526	575	(f)
Federal National Mortgage Assoc. REMIC (Class B)
2.52%	12/25/22	246	227	(c,d,f)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	162,870	177,560	(f)
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	31,322	549	(e,f,l)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	75,810	73,664
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
1008.00%	05/25/22	6	135	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	49,276	3,310	(e,f,l)
7.24%	05/25/18	378,428	44,159	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	47,542	3,960	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	125,720	14,360	(e,f,l)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.19%	12/25/42	$70,609	$3,018	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	15,594	551	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.04%	03/25/31	179,861	204,922	(f)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IA)
6.15%	06/25/37	116,735	18,994	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IB)
6.15%	06/25/37	116,735	18,994	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IC)
6.15%	06/25/37	116,735	18,994	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class ID)
6.15%	06/25/37	116,735	18,994	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IE)
6.15%	06/25/37	116,735	18,994	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IF)
6.15%	06/25/37	177,922	28,949	(e,l)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	63,577	64,154
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	56,944	9,735	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	124,307	22,537	(e,f,l)
5.00%	03/25/38	101,354	16,783	(e,f,l)
5.50%	12/01/33	51,047	10,294	(e,f,l)
7.50%	11/01/23	24,308	4,207	(e,f,l)
8.00%	08/01/23 - 07/01/24	8,755	1,982	(e,f,l)
8.50%	07/25/22	224	34	(e,f,l)
8.50%	07/25/22	154	41	(e,f,l)
9.00%	05/25/22	250	49	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.56%	11/01/34	187,410	164,017	(c,d,f)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	225,022	40,797	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	168,185	30,492	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	100,864	15,419	(e,f,l)
Government National Mortgage Assoc.
4.50%	11/20/39	105,464	102,715
5.00%	10/20/37 - 09/20/38	388,881	57,362	(e,f,l)
5.74%	11/20/39	626,004	95,076	(e,l)

See Notes to Schedule of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

5.99%	10/16/39	$233,633	$32,050	(e,l)
6.24%	01/16/39	399,614	62,777	(e,l)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	157,223	27,085	(e,f,l)
Vendee Mortgage Trust
0.38%	04/15/40	312,687	6,848	(e,l)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	183,086	7,286	(e,f,l)
			2,056,842

Asset Backed — 3.1%

Bear Stearns Asset Backed Securities Trust (Class 2A2)
15.92%	02/25/36	446,649	425,364	(c,f)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IB)
5.75%	05/25/32	20,391	11,686	(f,k)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
4.22%	02/25/33	19,166	16,410	(c,f)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	60,000	52,124
Countrywide Asset-Backed Certificates
1.12%	05/25/33	8,766	7,114	(f)
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	676,596	630,936	(f)
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	52,330	47,518
Mid-State Trust (Class A3)
7.54%	07/01/35	1,850	1,871	(f,k)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	50,000	41,663
Residential Asset Mortgage Products Inc. (Class A2)
6.23%	06/25/32	19,766	16,284	(c,f)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
31.64%	07/25/32	3,922	2,147	(c,f)
Saxon Asset Securities Trust
5.23%	08/25/35	465,633	446,579
			1,699,696

Corporate Notes — 35.8%

AES El Salvador Trust
6.75%	02/01/16	100,000	96,741	(a)
AES Panama S.A.
6.35%	12/21/16	40,000	42,896	(a)
Agilent Technologies Inc.
5.00%	07/15/20	66,000	66,999
5.50%	09/14/15	46,000	49,965

		Principal Amount	Fair Value

Alcoa Inc.
6.15%	08/15/20	$66,000	$67,775
Allergan Inc.
3.38%	09/15/20	130,000	122,619
Alliance One International Inc.
10.00%	07/15/16	95,000	97,375
Ameren Illinois Co.
9.75%	11/15/18	98,000	125,708
American International Group Inc.
5.85%	01/16/18	33,000	34,028
American Tower Corp.
4.50%	01/15/18	95,000	94,170
Amsted Industries Inc.
8.13%	03/15/18	109,000	115,676	(a)
Anadarko Petroleum Corp.
6.20%	03/15/40	200,000	195,236
6.38%	09/15/17	33,000	35,947
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	96,000	99,089
5.00%	04/15/20	136,000	143,743
5.38%	11/15/14	89,000	98,056	(a)
ARAMARK Corp.
8.50%	02/01/15	106,000	110,770	(f)
Arizona Public Service Co.
6.25%	08/01/16	165,000	184,412	(f)
AT&T Inc.
6.40%	05/15/38	148,000	157,325	(f)
6.70%	11/15/13	108,000	122,706	(f)
Avis Budget Car Rental LLC
9.63%	03/15/18	52,000	56,030
Ball Corp.
5.75%	05/15/21	91,000	88,043
Banco do Brasil Cayman
8.50%	10/29/49	100,000	115,120	(a,f,g)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	14,000	14,385	(g)
BanColombia S.A.
6.13%	07/26/20	10,000	10,238
Bank of America Corp.
4.50%	04/01/15	180,000	182,940
5.63%	07/01/20	250,000	254,873
5.75%	12/01/17	25,000	26,016
6.50%	08/01/16	130,000	141,062
BE Aerospace Inc.
8.50%	07/01/18	10,000	10,950	(f)
Boise Paper Holdings LLC
8.00%	04/01/20	66,000	70,620
Bombardier Inc.
7.75%	03/15/20	124,000	133,610	(a,f)
BP Capital Markets PLC
3.13%	10/01/15	32,000	31,978
4.50%	10/01/20	32,000	31,923
Calpine Corp.
7.25%	10/15/17	25,000	25,000	(a)
Cantor Fitzgerald LP
7.88%	10/15/19	32,000	32,954	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Cargill Inc.
5.20%	01/22/13	$162,000	$174,778	(a,f)
6.00%	11/27/17	63,000	71,289	(a)
Case New Holland Inc.
7.88%	12/01/17	32,000	34,960	(a)
CBS Corp.
5.75%	04/15/20	61,000	64,822
5.90%	10/15/40	46,000	44,311
CCO Holdings LLC
7.88%	04/30/18	32,000	33,120
8.13%	04/30/20	40,000	42,100
Central American Bank for Economic Integration
5.38%	09/24/14	70,000	74,692	(a)
CFG Investment SAC
9.25%	12/19/13	100,000	104,750	(f)
Chesapeake Energy Corp.
6.63%	08/15/20	70,000	68,950
7.25%	12/15/18	17,000	17,595
Cincinnati Bell Inc.
8.25%	10/15/17	122,000	120,780	(f)
8.75%	03/15/18	80,000	75,000
Citigroup Inc.
5.00%	09/15/14	79,000	81,724
5.13%	05/05/14	102,000	108,228	(f)
5.38%	08/09/20	108,000	112,213
6.13%	11/21/17	33,000	36,164
6.38%	08/12/14	222,000	245,356	(f)
8.50%	05/22/19	51,000	63,313
Clarendon Alumina Production Ltd.
8.50%	11/16/21	155,000	155,000	(a,f)
Community Health Systems Inc.
8.88%	07/15/15	154,000	161,700	(f)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	74,000	88,199
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	45,000	51,699
Corp Nacional del Cobre de Chile
3.75%	11/04/20	100,000	94,754	(a)
5.63%	09/21/35	14,000	14,308	(a)
COX Communications Inc.
6.25%	06/01/18	83,000	92,700	(a)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,375
Crown Castle International Corp.
7.13%	11/01/19	51,000	53,933	(f)
Crown Castle Towers LLC
4.88%	08/15/40	100,000	96,108	(a)
6.11%	01/15/40	66,000	68,859	(a)
CVS Caremark Corp.
3.25%	05/18/15	70,000	71,140
5.75%	06/01/17	38,000	42,281
6.13%	09/15/39	94,000	100,435
Denbury Resources Inc.
8.25%	02/15/20	66,000	71,610

		Principal Amount	Fair Value

DirecTV Holdings LLC
4.75%	10/01/14	$70,000	$74,603
5.88%	10/01/19	76,000	82,600
Drummond Company Inc.
9.00%	10/15/14	67,000	71,523	(a)
El Paso Corp.
8.05%	10/15/30	67,000	67,978
European Investment Bank
4.88%	01/17/17	200,000	222,889	(f)
Exelon Corp.
4.90%	06/15/15	100,000	106,643
Exelon Generation Company LLC
6.25%	10/01/39	47,000	47,302
Expedia Inc.
5.95%	08/15/20	67,000	67,335
Fibria Overseas Finance Ltd.
7.50%	05/04/20	119,000	124,950	(a)
First Horizon National Corp.
5.38%	12/15/15	63,000	63,593
FPL Group Capital Inc.
2.60%	09/01/15	131,000	128,284
France Telecom S.A.
2.13%	09/16/15	65,000	63,273
Frontier Communications Corp.
8.25%	04/15/17	92,000	100,970
Gaz Capital SA for Gazprom
9.25%	04/23/19	100,000	122,880
Georgia-Pacific LLC
5.40%	11/01/20	49,000	48,445	(a)
Globo Comunicacao e Participacoes S.A.
7.25%	04/26/22	100,000	107,500	(a,f)
Goldman Sachs Capital I
6.35%	02/15/34	64,000	60,982
Hanesbrands Inc.
6.38%	12/15/20	49,000	46,550	(a)
Hartford Financial Services Group Inc.
5.50%	03/30/20	122,000	123,759
HCA Inc.
9.25%	11/15/16	148,000	157,898	(f)
Health Management Associates Inc.
6.13%	04/15/16	87,000	87,870
Hess Corp.
5.60%	02/15/41	66,000	65,520
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	81,000	89,910
HSBC Finance Corp.
6.68%	01/15/21	259,000	261,663	(a)
Huntington BancShares Inc.
7.00%	12/15/20	44,000	46,327
IIRSA Norte Finance Ltd.
8.75%	05/30/24	154,162	171,505	(a,f)
Ingles Markets Inc.
8.88%	05/15/17	140,000	149,800
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	69,000	70,898	(f)
Intergas Finance BV
6.38%	05/14/17	100,000	105,000	(a,f)

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Intergen N.V.
9.00%	06/30/17	$288,000	$305,280	(a,f)
International Paper Co.
7.50%	08/15/21	87,000	102,761	(f)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	33,000	34,026	(f)
JPMorgan Chase & Co.
5.13%	09/15/14	40,000	42,563	(f)
JPMorgan Chase Bank NA
5.88%	06/13/16	19,000	20,780	(f)
6.00%	10/01/17	250,000	277,140
Kazakhstan Temir Zholy Finance BV
6.50%	05/11/11	100,000	101,375
Korea Development Bank
3.25%	03/09/16	100,000	97,245
Kraft Foods Inc.
4.13%	02/09/16	64,000	67,182
5.38%	02/10/20	144,000	154,983	(f)
6.50%	02/09/40	66,000	73,962
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	340,000	361,748	(f)
4.13%	10/15/14	132,000	143,523	(f)
4.50%	07/16/18	231,000	251,275	(f)
Levi Strauss & Co.
7.63%	05/15/20	100,000	103,250
Lincoln National Corp.
6.25%	02/15/20	34,000	37,087	(f)
8.75%	07/01/19	79,000	98,817	(f)
Lloyds TSB Bank PLC
6.50%	09/14/20	100,000	92,003	(a)
Majapahit Holding BV
7.25%	10/17/11	100,000	103,500	(a,f)
7.75%	10/17/16 - 01/20/20	200,000	230,750	(a,f)
Merrill Lynch & Company Inc.
6.05%	08/15/12	110,000	116,479	(f)
6.88%	04/25/18	110,000	120,379	(f)
MetroPCS Wireless Inc.
6.63%	11/15/20	60,000	57,150
Midamerican Energy Holdings Co.
6.13%	04/01/36	115,000	124,222	(f)
Morgan Stanley
5.50%	01/26/20	200,000	201,605	(f)
5.63%	09/23/19	125,000	127,460	(f)
6.00%	04/28/15	67,000	72,561	(f)
Morgan Stanley (Series F)
6.63%	04/01/18	100,000	108,477	(f)
Mylan Inc.
7.88%	07/15/20	90,000	96,975	(a,f)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	109,000	(j)
Nalco Company
6.63%	01/15/19	27,000	27,607	(a)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	100,264	(a)
5.00%	09/30/14	58,000	60,934	(a)
National Power Corp.
4.53%	08/23/11	33,000	33,625	(g)

		Principal Amount	Fair Value

NET Servicos de Comunicacao S.A.
7.50%	01/27/20	$100,000	$114,750
News America Inc.
6.65%	11/15/37	96,000	106,329
Nexen Inc.
6.40%	05/15/37	156,000	151,146
Nisource Finance Corp.
6.13%	03/01/22	62,000	66,802
NRG Energy Inc.
7.38%	02/01/16	175,000	179,375	(f)
Oglethorpe Power Corp.
5.38%	11/01/40	64,000	61,284
Pacific Gas & Electric Co.
5.80%	03/01/37	105,000	111,281
6.05%	03/01/34	77,000	84,307
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	112,500	(a)
PacifiCorp
6.25%	10/15/37	2,000	2,267
PAETEC Holding Corp.
8.88%	06/30/17	46,000	49,105
Pemex Finance Ltd.
9.03%	02/15/11	3,250	3,277	(f)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	32,000	32,525
Petroleos Mexicanos
4.88%	03/15/15	100,000	105,250
6.00%	03/05/20	30,000	31,800
8.00%	05/03/19	10,000	12,050
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	95,833	96,073
Petronas Capital Ltd.
5.25%	08/12/19	100,000	107,489	(a)
Pioneer Natural Resources Co.
7.50%	01/15/20	58,000	63,686
Plains All American Pipeline LP Corp.
3.95%	09/15/15	68,000	70,263
4.25%	09/01/12	32,000	33,369
Plains Exploration & Production Co.
7.63%	06/01/18	32,000	33,680
Prudential Financial Inc.
3.63%	09/17/12	31,000	32,172
3.88%	01/14/15	100,000	103,168
6.20%	11/15/40	64,000	67,702
7.38%	06/15/19	66,000	77,817
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	100,000	99,525	(a)
QVC Inc.
7.50%	10/01/19	78,000	82,095	(a)
RailAmerica Inc.
9.25%	07/01/17	76,000	83,505
Republic Services Inc.
5.25%	11/15/21	64,000	67,448
5.50%	09/15/19	44,000	47,984
Reynolds Group Issuer Inc.
7.75%	10/15/16	167,000	176,602	(a)
Roche Holdings Inc.
6.00%	03/01/19	76,000	88,376	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Rockies Express Pipeline LLC
5.63%	04/15/20	$79,000	$76,363	(a)
RR Donnelley & Sons Co.
7.63%	06/15/20	68,000	72,836
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	100,000	100,500	(a)
Solutia Inc.
7.88%	03/15/20	66,000	70,620
Southern Copper Corp.
5.38%	04/16/20	86,000	86,944
6.75%	04/16/40	77,000	79,733
7.50%	07/27/35	100,000	110,980
Spirit Aerosystems Inc.
7.50%	10/01/17	37,000	38,480
Telecom Italia Capital S.A.
6.00%	09/30/34	74,000	61,407
Telefonica Emisiones SAU
3.73%	04/27/15	76,000	75,393
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	132,000	134,307
Textron Inc.
6.20%	03/15/15	97,000	105,833
The AES Corp.
8.00%	10/15/17 - 06/01/20	121,000	128,095
The Goldman Sachs Group Inc.
3.70%	08/01/15	132,000	134,496
5.38%	03/15/20	183,000	189,105
6.75%	10/01/37	32,000	32,717
The Kroger Co.
6.15%	01/15/20	98,000	111,050	(f)
The Potomac Edison Co.
5.35%	11/15/14	95,000	103,582	(f)
Time Warner Cable Inc.
6.75%	07/01/18	58,000	67,609
7.50%	04/01/14	31,000	35,551
Time Warner Inc.
3.15%	07/15/15	126,000	128,018
5.88%	11/15/16	83,000	93,684
6.20%	03/15/40	68,000	72,288
TNK-BP Finance S.A.
7.25%	02/02/20	15,000	16,313	(a)
Transocean Inc.
6.00%	03/15/18	20,000	21,006
6.80%	03/15/38	13,000	13,323
UnitedHealth Group Inc.
5.80%	03/15/36	48,000	48,698
UPC Germany GmbH
8.13%	12/01/17	100,000	104,500	(a)
USB Capital XIII Trust
6.63%	12/15/39	98,000	100,100
Valero Energy Corp.
6.13%	02/01/20	132,000	140,193	(f)
Verizon Communications Inc.
6.35%	04/01/19	30,000	34,625
6.40%	02/15/38	70,000	77,433
6.90%	04/15/38	76,000	88,643
Virgin Media Finance PLC
8.38%	10/15/19	100,000	109,250	(f)

		Principal Amount	Fair Value

WEA Finance LLC (REIT)
6.75%	09/02/19	$131,000	$145,937	(a,f)
7.50%	06/02/14	34,000	38,589	(a,f)
Weatherford International Limited Bermuda
6.75%	09/15/40	113,000	118,681
Williams Partners LP
5.25%	03/15/20	56,000	58,050
6.30%	04/15/40	99,000	103,048
Windstream Corp.
7.88%	11/01/17	176,000	185,020	(f)
Woodside Finance Ltd.
4.50%	11/10/14	165,000	173,427	(a,f)
Wyeth
5.50%	03/15/13	108,000	118,085	(f)
Wynn Las Vegas LLC
7.88%	05/01/20	90,000	96,300
Xstrata Finance Canada Ltd.
5.80%	11/15/16	62,873	68,968	(a,f)
			19,644,444

Non-Agency Collateralized Mortgage Obligations — 10.5%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	60,000	60,447
5.74%	02/10/51	150,000	159,777
Banc of America Commercial Mortgage Inc. (Class A)
5.49%	02/10/51	131,250	137,277	(f)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	16,000	17,167
Banc of America Commercial Mortgage Inc. (Class AJ)
5.70%	07/10/46	30,000	27,369	(g)
Banc of America Commercial Mortgage Inc. (Class C)
5.70%	04/10/49	100,000	17,568	(f,k)
Banc of America Funding Corp. (Class B1)
5.44%	03/20/36	65,089	1,197	(f,k)
Banc of America Mortgage Securities Inc. (Class B1)
4.62%	01/25/36	48,864	3,733	(f,k)
Banc of America Mortgage Securities Inc. (Class B2)
4.62%	01/25/36	24,459	110	(f,k)
Bear Stearns Commercial Mortgage Securities
5.58%	09/11/41	100,000	101,209	(g)
5.76%	09/11/38	60,000	62,359	(g)
Bear Stearns Commercial Mortgage Securities (Class A M)
5.51%	04/12/38	60,000	63,891
Bear Stearns Commercial Mortgage Securities (Class A2)
5.51%	04/12/38	13,806	13,838

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	$100,000	$106,729
5.69%	06/11/50	295,000	312,729	(f)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.46%	03/11/39	50,000	47,103	(g)
5.72%	06/11/40	60,000	43,975
Bear Stearns Commercial Mortgage Securities (Class AM)
5.92%	06/11/50	80,000	81,449	(k)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	20,000	8,717	(f,k)
Citigroup Commercial Mortgage Trust (Class AJ)
5.73%	03/15/49	50,000	47,090	(g)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	60,000	55,477
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	70,000	67,578
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	90,000	93,680
Countrywide Commercial Mortgage Trust (Class AJ)
5.91%	06/12/46	70,000	66,373	(g)
Countrywide Commercial Mortgage Trust (Class AM)
5.46%	07/12/46	25,000	25,232	(g)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	71,892	3,653	(f,k)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	217,000	227,586	(f)
Credit Suisse Mortgage Capital Certificates (Class C)
5.54%	02/15/39	150,000	109,375	(f)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	37,641	2,912	(f,k)
Extended Stay America Trust
5.50%	11/05/27	130,000	127,988	(a)
Greenwich Capital Commercial Funding Corp.
5.88%	07/10/38	240,000	261,840	(g)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	50,000	52,351
Greenwich Capital Commercial Funding Corp. (Class AM)
5.88%	07/10/38	110,000	113,289	(g)
Indymac INDA Mortgage Loan Trust (Class B1)
4.50%	01/25/36	99,013	2,276	(f,k)

		Principal Amount	Fair Value

Indymac INDA Mortgage Loan Trust (Class B2)
4.50%	01/25/36	$15,131	$14	(f,k)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.07%	11/15/43	50,000	47,546	(a)
5.87%	04/15/45	70,000	72,590	(f)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	150,000	161,496	(f)
5.44%	06/12/47	160,000	167,669	(f)
5.79%	02/12/51	160,000	170,420	(f)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	140,000	141,941
5.90%	02/12/51	120,000	120,634	(f)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.52%	04/15/43	40,000	33,711
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.19%	02/12/51	40,000	9,991	(f,k)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.15%	04/15/41	160,000	173,428	(g)
LB-UBS Commercial Mortgage Trust (Class A4)
5.16%	02/15/31	70,000	74,772	(f)
5.66%	03/15/39	250,000	268,649	(f,g)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.15%	04/15/41	30,000	24,766	(f,g)
LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	34,000	34,050	(f,k)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	86,195	9,228	(e,f,k,l)
Merrill Lynch Mortgage Trust (Class AJ)
5.66%	05/12/39	25,000	22,911	(g)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.66%	05/12/39	70,000	39,849	(f)
Morgan Stanley Capital I
5.19%	11/14/42	30,000	32,296	(g)
5.73%	10/15/42	76,000	59,558	(f)
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	100,000	106,662	(f)
Morgan Stanley Capital I (Class A4)
5.33%	11/12/41	30,000	31,767
5.81%	08/12/41	30,000	32,940	(g)
5.81%	12/12/49	210,000	224,391	(f)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	280,000	251,237	(f,g)
5.57%	11/12/49	60,000	56,232	(g)

See Notes to Schedule of Investments and Notes to Financial Statements.

12

Income Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

5.73%	10/15/42	$25,000	$23,916	(g)
Morgan Stanley Capital I (Class AM)
6.11%	12/12/49	60,000	61,718	(g)
6.28%	01/11/43	70,000	71,885	(f)
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	50,000	44,930	(f)
Morgan Stanley Capital I (Series 2006) (Class AM)
5.44%	03/12/44	100,000	103,416	(g)
OBP Depositor LLC Trust
4.65%	07/15/45	50,000	51,018	(a)
Puma Finance Ltd. (Class A)
5.28%	10/11/34	41,516	41,359	(c,f)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	95,134	1	(f,k)
Residential Funding Mortgage Securities I (Class M2)
5.75%	01/25/36	19,770	2	(f,k)
Vornado DP LLC
6.36%	09/13/28	30,000	29,866	(a)
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	120,000	121,976	(f)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	90,000	88,509	(f,g)
5.74%	05/15/43	70,000	66,668	(g)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	70,000	71,614	(f,g)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	30,000	26,391	(f,g)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	70,000	70,574	(a,f)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36	142,294	1,950	(f,k)
			5,767,885

Sovereign Bonds — 1.9%

Government of Argentina
2.50%	12/31/38	13,737	6,147	(h)
5.00%	08/03/12	54,700	13,046	(c,g)
7.00%	10/03/15	19,668	18,930
8.28%	12/31/33	14,120	13,097
Government of Belize
6.00%	02/20/29	38,100	33,528	(h)
Government of Brazil
6.00%	02/20/29	11,100	9,768	(a,h)
8.00%	01/15/18	19,167	22,425
8.25%	01/20/34	26,000	34,645
Government of Brazilian
4.88%	01/22/21	100,000	102,000
Government of Costa Rica
10.00%	08/01/20	36,000	49,320	(a)

		Principal Amount	Fair Value

Government of El Salvador
7.65%	06/15/35	$20,000	$21,150	(a)
Government of Grenada
2.50%	09/15/25	25,900	13,986	(a,f,h)
Government of Lebanon
6.38%	03/09/20	42,000	43,787
Government of Panama
6.70%	01/26/36	56,000	62,440
Government of Peruvian
6.55%	03/14/37	41,000	44,895
Government of Poland
6.38%	07/15/19	7,000	7,841
Government of Turkey
5.63%	03/30/21	100,000	104,000
Government of Uruguay
6.88%	09/28/25	20,114	22,930
Government of Venezuela
1.29%	04/20/11	13,000	12,610	(g)
10.75%	09/19/13	61,000	58,713
Government of Vietnam
1.30%	03/12/16	5,739	5,086	(g)
Korea National Oil Corp.
2.88%	11/09/15	100,000	96,021	(a)
Lebanese Republic
5.15%	11/12/18	11,000	10,860
Republic of Dominican
9.50%	09/27/11	25,031	25,782
Russian Foreign Bond – Eurobond
5.00%	04/29/20	100,000	100,000	(a)
7.50%	03/31/30	46,358	53,613	(h)
United Mexican States
5.13%	01/15/20	20,000	20,850
6.05%	01/11/40	50,000	51,125
			1,058,595

Municipal Bonds and Notes — 0.7%

American Municipal Power-Ohio Inc.
8.08%		45,000	47,907

Municipal Electric Authority of Georgia
6.64%		160,000	156,400	(f)

New Jersey State Turnpike Authority
7.10%		30,000	32,515
7.41%		110,000	120,736

New Jersey Transportation Trust Fund Authority
6.88%		15,000	14,572

South Carolina State Public Service Authority
6.45%		30,000	30,801
			402,931

Total Bonds and Notes (Cost $53,431,717)			54,586,693

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Income Fund

Schedule of Investments	December 31, 2010

	Fair Value
Other Investments — 0.5%
GEI Investment Fund (Cost $261,046)	$247,993	(i)

Total Investments in Securities (Cost $53,692,763)	54,834,686
Short-Term Investments — 4.1%

GE Money Market Fund Institutional Class 0.00% (Cost $2,274,961)	2,274,961	(c,i)

Total Investments (Cost $55,967,724)	57,109,647

Liabilities In Excess of Other Assets, net — (4.0)%	(2,214,764)

NET ASSETS — 100.0%	$54,894,883

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
2 Yr. U.S. Treasury Notes Futures	March 2011	26	$5,691,563	$(7,650)
5 Yr. U.S. Treasury Notes Futures	March 2011	21	2,472,094	(14,331)

The Fund had the following short futures contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra Long U.S. Treasury Bond Futures	March 2011	12	$(1,525,125)	$(18,368)
10 Yr. U.S. Treasury Notes Futures	March 2011	83	(9,996,313)	151,966

				$111,617

See Notes to Schedule of Investments and Notes to Financial Statements.

14

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to $5,500,371 or 10.02% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Board of Directors (unaudited).

(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)	Coupon amount represents effective yield.

(d)	Principal only security. These type of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(e)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010 .

(h)	Step coupon bond. Security becomes interest bearing at a future date.

(i)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.
(j)	Securities at default.

(k)	Illiquid securities. At December 31, 2010, these securities amounted to $296,434 or 0.54% of net assets for the GE Investments Income Fund. These securities have been determined to be illiquid using procedures established by the Board of Directors (unaudited).

(l)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

TBA	To be Announced

15

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	1/3/95	—		—		5/1/08
Net asset value, beginning of period	$10.62		$10.26		$11.50		$11.80	$11.84	$10.62		$10.24		$11.56
Income/(loss) from investment operations:
Net investment income (loss)	0.34	**	0.37		0.56		0.81	0.56	0.28	**	0.16		0.37	**
Net realized and unrealized gains/(losses) on investments	0.46		0.45		(1.16)		(0.25)	(0.04)	0.47		0.63		(1.08)
Total income/(loss) from investment operations	0.80		0.82		(0.60)		0.56	0.52	0.75		0.79		(0.71)
Less distributions from:
Net investment income	0.37		0.46		0.64		0.82	0.56	0.32		0.41		0.61
Net realized gains	—		—		—		—	—	—		—		—
Return of capital	—		—		0.00	(b)	0.04	—	—		—		0.00	(b)
Total distributions	0.37		0.46		0.64		0.86	0.56	0.32		0.41		0.61
Net asset value, end of period	$11.05		$10.62		$10.26		$11.50	$11.80	$11.05		$10.62		$10.24
TOTAL RETURN (a)	7.56%		7.88%		(5.21)%		4.83%	4.37%	7.10%		7.43%		(6.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$54,884		$59,532		$68,731		$93,480	$126,732	$11		$10		$9
Ratios to average net assets:
Net investment income	3.07%		4.01%		4.63%		5.07%	5.07%	2.57%		3.56%		4.33%	*
Gross expenses	1.00%		0.84%		0.65%		0.61%	0.61%	1.44%		1.29%		1.10%	*
Net expenses	0.83%	(c)	0.84%	(c)	0.63%	(c)	0.61%	0.61%	1.26%	(c)	1.29%	(c)	1.08%	(c)*
Portfolio turnover rate	320%		251%		385%		448%	270%	320%		251%		385%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Less than $0.01 per share.
(c)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at fair value (cost $53,431,717)	$54,586,693
Investments in affiliated securities, at fair value (cost $261,046)	247,993
Short-term affiliated investments (at amortized cost)	2,274,961
Income receivables	543,432
Receivable for fund shares sold	1,461
Other assets	58,606
Total Assets	57,713,146

LIABILITIES
Distribution payable to shareholders	16
Payable for investments purchased	2,563,406
Payable for fund shares redeemed	20,539
Payable to GEAM	22,339
Accrued other expenses	166,720
Variation margin payable	45,243
Total Liabilities	2,818,263
NET ASSETS	$54,894,883

NET ASSETS CONSIST OF:
Capital paid in	64,842,309
Undistributed (distribution in excess of) net investment income	(22,381)
Accumulated net realized gain (loss)	(11,178,585)
Net unrealized appreciation/(depreciation) on:
Investments	1,141,923
Futures	111,617
NET ASSETS	$54,894,883

Class 1:

NET ASSETS	54,884,053
Shares outstanding ($0.01 par value; unlimited shares authorized)	4,964,678
Net asset value per share	$11.05

Class 4:

NET ASSETS	10,830
Shares outstanding ($0.01 par value; unlimited shares authorized)	980
Net asset value per share	$11.05

The accompanying Notes are an integral part of these financial statements.

17

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$2,082
Interest	2,265,531
Interest from affiliated investments	1,154
Total Income	2,268,767

Expenses:
Advisory and administrative fees	291,756
Transfer agent	26,033
Directors’ fees	2,189
Custody and accounting expenses	214,972
Professional fees	30,181
Other expenses	18,109
Total expenses before waiver and reimbursement	583,240
Less: Expenses waived or borne by the adviser	(12,666)
Less: Expenses reimbursed by the adviser	(85,397)
Net expenses	485,177
Net investment income (loss)	1,783,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,053,423
Futures	(935,661)
Foreign currency transactions	(3,341)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	1,290,422
Futures	39,276
Net realized and unrealized gain (loss) on investments	2,444,119
Net increase (decrease) in net assets resulting from operations	$4,227,709

The accompanying Notes are an integral part of these financial statements.

18

Statement of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$1,783,590	$2,476,231
Net realized gain (loss) on investments, futures and foreign currency transactions	1,114,421	(5,280,365)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	1,329,698	7,431,427
Net increase (decrease) from operations	4,227,709	4,627,293
Distributions to shareholders from:
Net investment income
Class 1	(1,793,522)	(2,472,834)
Class 4	(308)	(379)
Total distributions	(1,793,830)	(2,473,213)
Increase (decrease) in net assets from operations and distributions	2,433,879	2,154,080
Share transactions:
Proceeds from sale of shares
Class 1	2,086,200	1,389,310
Class 4	111	—
Value of distributions reinvested
Class 1	1,793,522	2,472,834
Class 4	308	379
Cost of shares redeemed
Class 1	(10,961,631)	(15,214,264)
Class 4	(100)	—
Net increase (decrease) from share transactions	(7,081,590)	(11,351,741)
Total increase (decrease) in net assets	(4,647,711)	(9,197,661)

NET ASSETS
Beginning of period	59,542,594	68,740,255
End of period	$54,894,883	$59,542,594
Undistributed (distribution in excess of) net investment income, end of period	$(22,381)	$2,589

CHANGES IN FUND SHARES

Class 1
Shares sold	181,456	130,515
Issued for distributions reinvested	162,604	232,626
Shares redeemed	(983,632)	(1,460,217)
Net increase (decrease) in fund shares	(639,572)	(1,097,076)

Class 4
Shares sold	9	—
Issued for distributions reinvested	28	36
Shares redeemed	(9)	—
Net increase (decrease) in fund shares	28	36

The accompanying Notes are an integral part of these financial statements.

19

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the “Fund”), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Fund engages in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and

20

Notes to Financial Statements	December 31, 2010

withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund enters into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Options  The Fund purchases and writes options, subject to certain limitations. The Fund invests in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

Forward Foreign Currency Exchange Contracts  The Fund enters into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds risks in using these contracts

21

Notes to Financial Statements	December 31, 2010

include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

22

Notes to Financial Statements	December 31, 2010

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Any short-term securities of sufficient credit quality held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of

23

Notes to Financial Statements	December 31, 2010

the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$7,447,489	$—	$7,447,489
Federal Agencies	—	82,749	—	82,749
Agency Mortgage Backed	—	16,426,062	—	16,426,062
Agency CMOs	—	1,866,312	190,530	2,056,842
Asset Backed	—	1,688,010	11,686	1,699,696
Corporate Notes	—	19,644,444	—	19,644,444
Non-Agency CMOs	—	5,767,761	124	5,767,885
Sovereign Bonds	—	1,058,595	—	1,058,595
Municipal Notes and Bonds	—	402,931	—	402,931
Other Investments	—	247,993	—	247,993
Short-Term Investments	2,274,961	—	—	2,274,961
Total Investments in Securities	$2,274,961	$54,632,346	$202,340	$57,109,647
Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$151,966	$—	$—	$151,966
Futures Contracts — Unrealized Depreciation	(40,349)	—	—	(40,349)
Total Other Financial Instruments	$111,617	$—	$—	$111,617

24

Notes to Financial Statements	December 31, 2010

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

	Agency Mortgage Backed	Agency CMOs	Asset Backed	Corporate Notes	Non- Agency CMOs	Total
Balance at 12/31/09	$466,009	$956,816	$11,581	$137,977	$73,481	$1,645,864
Accrued discounts/premiums	—	(115,943)	—	(1,124)	—	(117,067)
Realized gain (loss)	—	(163,604)	62	(25,084)	(194,124)	(382,751)
Change in unrealized gain (loss)	—	193,400	2,821	104,076	234,285	534,581
Net purchases (sales)	—	(802,148)	(2,778)	(143,219)	(50,549)	(998,694)
Net transfers in and out of Level 3	(466,009)	122,009	—	(72,625)	(62,969)	(479,593)
Balance at 12/31/10	$—	$190,530	$11,686	$—	$124	$202,340
Change in unrealized gain (loss) relating to securities still held at 12/31/10	$—	$237,287	$2,821	$—	$80,496	$320,604

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
Fund/Contracts	Location	Fair Value $		Location	Fair Value $
Interest Rate Contracts	Assets, Net Assets —Net Unrealized Appreciation/ (Depreciation) on Futures	151,966	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(40,349	)*

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold) $	Realized Gain or (Loss) $	Change in Unrealized Appreciation/(Depreciation) $
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/ (decrease) in unrealized appreciation/ (depreciation) on futures	162,580,128/(163,632,063)	(935,661)	39,276

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds

Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of

25

Notes to Financial Statements	December 31, 2010

GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds — GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010 were as follows:

U.S. Government Securities
Purchases	Sales
$121,272,124	$118,308,819

Other Securities
Purchases	Sales
$52,744,651	$55,751,652

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax cost of investments is as follows:

			Net Tax Appreciation/(Depreciation)
Cost for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed (Accumulated Capital Loss)	Post October Losses
$56,232,274	$2,534,249	$(1,656,876)	$877,373	15	$—	$(10,762,896)	$(61,918)

26

Notes to Financial Statements	December 31, 2010

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$1,044,853	12/31/2014
1,335,730	12/31/2015
972,866	12/31/2016
7,409,447	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $1,333,223 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$61,918	$—

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$1,793,830	$—
2009	2,473,213	—

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$(14,730)	$25,809	$(11,079)

27

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Income Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts

February 25, 2011

28

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

29

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund's relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated

30

Advisory and Administrative Agreement Renewal	(unaudited)

through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

31

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011

32

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

33

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

34

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January, 2011.

35

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Total Return Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S.

companies, which is widely used as a measure of large-cap stock market performance. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Total Return Fund	(unaudited)

Paul M. Colonna

Ralph R. Layman

Diane M. Wehner

Greg Hartch

Thomas R. Lincoln

David Wiederecht

The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht. Mr. Hartch and Mr. Wiederecht are each vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the Fund’s assets to sub-adviser(s) retained by GE Asset Management. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Urdang Securities Management, Inc. (“Urdang”) and Palisade Capital Management, L.L.C. (“Palisade”) to each act as sub-adviser to that portion of the Fund’s assets allocated by Mr. Hartch and Mr. Wiederecht to real estate-related investments and small-cap equity investments, respectively. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objectives. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques such as investments in derivative instruments.

Paul M. Colonna is President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group. Mr. Colonna became President — Fixed Income in March 2007.

Greg Hartch is a Senior Vice President — Tactical Asset Allocation at GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007 and Managing Director — International Real Estate from 2007 to 2010.

Ralph R. Layman is President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. He manages the overall public equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Total Return Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as senior vice president for international investments and became an Executive Vice President in 1992, President — International Equities in March 2007 and President — Public Equities since July 2009.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Total Return

2

(unaudited)

Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities in 1997 and portfolio manager for U.S. Equities in 2003.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the Total Return Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/ portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

Q.	How did the GE Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2010

A.	For the twelve-month period ended December 31, 2010, the GE Investments Total Return Fund returned 9.64% for the Class 1 shares, 9.59% for Class 2 shares, and 9.37% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively. The Fund’s Morningstar peer group of 307 U.S. Moderate Allocation funds returned an average of 12.19% for the same period.

Q.	What market conditions impacted the performance of the Fund and what were the primary drivers of Fund performance?

A.	The absolute performance of the Fund for the twelve month period ended December 31, 2010 was primarily driven by the Fund’s allocation to US and international equity markets and fixed income markets. The Fund’s top performing asset classes were its exposure to mid cap and small cap U.S. equity markets which posted gains of 27.1% and 27.2% in 2010. All other asset classes provided positive returns, although international equities lagged US large cap equities by several hundred basis points and cash produced only a nominal return.

The Fund has traditionally had a higher allocation to international equities than its peer group. In 2010, the underperformance of international equities relative to U.S. equities was a key driver in the performance of the Fund relative to its peer group. Other factors that contributed to the relative performance were (i) positive contributions from allocations to mid cap and small cap U.S. equity markets; (ii) negative contributions from security selection within several of the Fund’s equity strategies which underperformed their benchmarks; and (iii) positive contributions from security selection within the Fund’s fixed income and U.S. mid cap strategies which outperformed their benchmarks.

As of December 31, 2010, the Fund’s four largest allocations by asset class were: (i) fixed income core plus (30.9% of the Fund; benchmark Barclays Capital U.S. Aggregate), (ii) U.S. large cap equities (27.9% of the Fund; benchmark S&P 500), (iii) international equities (24.0% of the Fund; benchmark MSCI EAFE), and (iv) U.S. mid cap equities (11.9% of the Fund; benchmark Russell Mid Cap). A summary of these four markets and their contribution to performance are summarized below.

Fixed Income Markets and Performance

The fixed income market benefited from both declining interest rates and spread compression over the last fiscal period, producing positive price returns which added to income generated from coupon interest. U.S. 2-year and 10-year Treasury note yields ended the year at 0.59% and 3.29% respectively, down 54 basis points each. The U.S. 30-year bond finished the year yielding 4.33%, down 31 basis points. As the U.S. economy recovered in 2010 and growth expectations for 2011 picked up, non-treasury securities outperformed treasury securities during the period due to tightening spreads. The Barclays Capital U.S. Credit Index yield spread narrowed 11 basis points, which contributed to a total return of 8.47% last year, while the broader Barclays Capital U.S. Aggregate Index returned 6.54%. Commercial mortgage-backed securities experienced the largest spread compression and led all sectors with an annual return of

3

Total Return Fund	(unaudited)

20.4%. Yield spreads on high yield and emerging market debt also narrowed contributing to double digit returns for both (BC High Yield Index returned 15.12% and JPM EMBI-GD Index returned 12.24%).

The Fund’s fixed income core plus strategy allocation returned 8.21%, outperforming its benchmark by 1.67%. The largest contributor to the fixed income allocation’s performance on an absolute basis and relative to its benchmark was the overweight positions in investment grade credit and commercial mortgage-backed securities plus non-index allocations to high yield and emerging market debt. Security selection within the agency and commercial MBS sectors added value as did an overweight in financial versus non-corporate issuers in investment grade credit. Duration positioning had a negative effect on performance, primarily in April and May when the fund’s duration was shorter than that of the benchmark and U.S. interest rates fell significantly in a flight to quality away from risky assets brought on by the fiscal crises among the European peripheral countries, namely Greece, Ireland, Portugal and Spain.

U.S Large Cap Equity Markets and Performance

2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second- half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large cap, high quality investors. Small and mid cap companies led — typical in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%. Our large cap equity portfolio managers generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies make the best long-term investments, and a diversified portfolio of high quality large caps has the potential to outperform over a full market cycle.

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet suffered severe multiple contraction. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

In 2010, the Fund had significant allocations to two U.S. large cap equity strategies, large cap growth and U.S. core, both of which underperformed the S&P 500 Index. U.S. large cap growth returned 9.61%, underperforming by 5.45% while U.S. core returned 12.48%, underperforming by 2.58%.

International Equity Markets and Performance

Markets were volatile for much of the year as contradictory forces dampened performance early in the year but gave way to strong gains in the second half. The evolving sovereign debt crisis in Europe negatively affected markets concerned about a growing need for austerity but the persistence of low rates, anecdotal evidence of an improving global economy and strong earnings across the globe pushed stocks higher in all major markets. Similarly, doubts regarding much-needed regulatory reform in the financial sector cast a cloud over markets in the first half but increased clarity from bodies such as the Basel 3 Committee regarding bank capitalization, liquidity and leverage provided much-needed transparency to investors later in the year.

The Fund’s allocation to international equity returned 6.01% while the MSCI EAFE benchmark returned 7.75%. Positive impact was seen from holdings in materials, energy stocks and telecom services. The steady rise of commodity prices throughout the year was highly beneficial to metals and mining stocks and fertilizer companies leveraged to rising

4

(unaudited)

crop prices. A somewhat different result was seen in energy where despite rising oil prices, a combination of the BP crisis and low natural gas prices saw that sector underperform. An underweight in the underperforming telecom sector was also beneficial for performance.

Most of the negative performance in the portfolio came from holdings in the financial sector, mainly in European banks. Although underweight, the portfolio was hit by the assumption that all European banks would be dragged down by the sovereign debt crisis, although direct exposure to the troubled markets of Greece, Ireland and Portugal was insignificant. Japanese holdings, especially those in the export markets also suffered due to a strong Yen.

U.S. Mid Cap Equity Markets and Performance.

In general, correlations of performance among midcap stocks reached historically high levels in 2010. It was difficult for active managers to differentiate as top-down factors moved the markets, with fundamentals largely ignored. An offset to this lack of differentiation was increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. The Fund benefited from consolidation with several companies being acquired in the latter part of the year. Growth stocks outperformed Value by a small margin during the year which helped performance given our skew towards companies with growth-at-a-reasonable-price. From a sector perspective, information technology, though it underperformed the overall market was the most additive to performance due to good stock selection. Meanwhile, though new investments in the industrial and basic materials sectors participated in the year-end rally, performance was dominated by lower quality, higher beta, more cyclical companies. Finally, within the financial sector our underweight in regional banks/thrifts detracted from performance along with underperformance in individual stocks within the insurance and exchanges industries.

The Fund’s allocation to mid cap stocks returned 27.1%, outperforming the Russell Mid Cap index which returned 25.5% during the twelve-month period, due to solid stock selection within the information technology, utilities, and consumer staples sectors. Within information technology, several software names meaningfully outperformed the overall market. Specifically, Rovi Corporation (+95%) benefited as investors continue to recognize its strong technology position and view the company as a play on the future of digital entertainment and connected devices. Citrix Systems (+65%) performed well as the company benefited from the trend towards desktop virtualization. Arcsight Inc. (+65%) a developer of security software was acquired by Hewlett Packard. Also, within information technology, the Fund was positively impacted by Baidu (+135%), a Chinese internet search engine company which benefited from its dominant position within the fast-growing Chinese internet industry. The Fund’s underweight in the utility sector along with good stock selection added to Fund performance with investments such as Northeast Utilities (+28%). Consumer staple stocks were also strong contributors. For example, Mead Johnson Nutrition (+45%), a global leader in the pediatric-nutrition market, outperformed in part due to its large exposure to emerging markets and its attractiveness as a takeout candidate.

Detracting from performance were some of our more defensive investments within the industrial, materials, and financial sectors. Within the industrial sector, Alliant Techsystems (-16%) detracted from performance amid ongoing concerns about its NASA contract and its exposure to defense budgets. In the financial sector, diversified insurance company HCC (+6%) lagged, as overall pricing in the property and casualty industry remains under pressure. Among banks, People’s United Financial (-12%) is considered one of the highest quality thrifts in the industry having avoided the missteps of its competition in the residential real estate debacle. With an increased appetite for risk, investors favored lower quality regional banks with more leverage to an economic recovery. Meanwhile, basic materials company Monsanto (-13%) corrected as the company restructured its chemical business in response to overcapacity and competitive pricing resulting in a near-term hit to earnings.

As of December 31, 2010, the Fund also had smaller allocations to emerging market equities, small cap U.S. equities, REITs, and cash. None of these allocations exceeded 5% of the Fund as of December 31, 2010.

Q.	Were there any significant changes to the Fund during the period?

A.

During the past year, we did make certain tactical changes to the Fund. As the year progressed and we became more confident that the economy would avoid a double dip, we gradually reduced cash in the portfolio, increasing both equity and fixed income

5

Total Return Fund	(unaudited)

allocations. We used a portion of the cash to add real estate exposure to the Fund in the form of REITs managed by Urdang. The allocation to REITs managed by Urdang returned 11.6% for the year. In September, we made a tactical decision to reduce our exposure slightly to emerging market equities in favor of U.S. large cap equities on the belief that a stronger U.S. recovery would result in U.S. equities outperforming in the 4th quarter of 2010. This change also added to performance as U.S. equities outperformed Emerging Market equities. Finally, in mid December, we added a third U.S. equity large cap strategy, equity yield at a 4% allocation, on the belief that companies with higher existing dividends or with dividends that are likely to grow will outperform in 2011. As of December 31, 2011, the Fund was overweight equities with 67.3% of the Fund invested in equity strategies.

Finally, Judy Studer, GEAM’s Chief Marktet Strategist and portfolio manager responsible for asset allocation for the Fund, retired from GE Asset Management as of December 31, 2010. She is replaced by David Wiederecht, President and CIO of Investment Strategies for GEAM and Greg Hartch, Senior Vice President, Tactical Asset Allocation and Total Return Fund Portfolio Manager, starting January 1, 2011.

6

Total Return Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during period ($)*
Actual Fund Return**
Class 1	1,000.00	1,167.12	3.77
Class 2	1,000.00	1,166.85	4.04
Class 3	1,000.00	1,166.00	5.13
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.50	3.52
Class 2	1,000.00	1,021.25	3.77
Class 3	1,000.00	1,020.26	4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% for Class 1 shares, 0.74% for Class 2 shares and 0.94% for Class 3 shares, (for the period July 1, 2010 – December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period)
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 16.71% for Class 1 shares, 16.68% for Class 2 shares, and 16.60% for Class 3 shares. Past performance does not guarantee future results.

7

Total Return Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	307	187	144
Peer group average annual total return:	12.19%	3.46%	3.36%
Morningstar category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Fair Value of $2,952,148 (in thousands) on December 31, 2010 (b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value) (b)(c)

U.S. Treasury Notes 2.63%, 08/15/20	2.72%
Federal National Mortgage Assoc. 4.50%, 05/01/18 - 11/01/40	2.06%
U.S. Treasury Bonds 3.88%, 08/15/40	1.41%
Federal National Mortgage Assoc. 5.50%, 04/01/14 - 01/01/39	1.04%
Federal National Mortgage Assoc. 4.50%, TBA	0.99%
Microsoft Corp.	0.94%
Schlumberger Ltd.	0.80%
Federal National Mortgage Assoc. 4.00%, 05/01/19 - 10/01/40	0.79%
Federal National Mortgage Assoc. 4.00%, TBA	0.72%
QUALCOMM Inc.	0.72%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 7/1/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Total Return Fund	9.64%	3.54%	3.52%	14,140
S&P 500 Index	15.06%	2.29%	1.41%	11,508
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	17,633

Change in Value of a $10,000 Investment

Class 2 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 2 Shares (Inception date: 5/1/06)

	One Year	Three Year	Since Inception	Ending Value of a $10,000 investment (a)
Total Return Fund	9.59%	-2.21%	2.41%	11,176
S&P 500 Index	15.06%	-2.85%	1.26%	10,605
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.90%	6.41%	13,366

Change in Value of a $10,000 Investment

Class 3 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 3 Shares (Inception date: 5/1/06)

	One Year	Three Year	Since Inception	Ending Value of a $10,000 investment (a)
Total Return Fund	9.37%	-2.34%	2.33%	11,136
S&P 500 Index	15.06%	-2.85%	1.26%	10,605
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.90%	6.41%	13,366

8

                                    [GRAPHIC]

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Schedule of Investments	December 31, 2010

Total Return Fund

	Number of Shares	Fair Value
Domestic Equity — 38.2%†

Advertising — 0.5%

Arbitron Inc.	21,000	$871,920
Omnicom Group Inc.	314,688	14,412,710
		15,284,630

Aerospace & Defense — 0.8%

Alliant Techsystems Inc.	50,648	3,769,731	(a)
Hexcel Corp.	283,100	5,121,279	(a)
Honeywell International Inc.	209,621	11,143,453
Rockwell Collins Inc.	20,880	1,216,469
Teledyne Technologies Inc.	16,000	703,520	(a)
		21,954,452

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	95,973	2,886,868

Air Freight & Logistics — 0.1%

FedEx Corp.	25,695	2,389,892
UTi Worldwide Inc.	70,329	1,490,975
		3,880,867

Apparel Retail — 0.2%

Aeropostale Inc.	22,700	559,328	(a)
American Eagle Outfitters Inc.	12,100	177,023
The Buckle Inc.	14,800	558,996
Urban Outfitters Inc.	86,849	3,110,063	(a)
		4,405,410

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	102,621	5,675,968
Maidenform Brands Inc.	12,000	285,240	(a)
		5,961,208

Application Software — 0.3%

ACI Worldwide Inc.	9,100	244,517	(a)
Blackbaud Inc.	29,600	766,640
Blackboard Inc.	63,456	2,620,733	(a)
Citrix Systems Inc.	72,848	4,983,532	(a)
Ebix Inc.	12,800	302,976	(a)
Parametric Technology Corp.	33,500	754,755	(a)
Solera Holdings Inc.	3,500	179,620
SS&C Technologies Holdings Inc.	2,800	57,428	(a)
		9,910,201

Asset Management & Custody Banks — 1.6%

Affiliated Managers Group Inc.	58,969	5,850,904	(a)
Ameriprise Financial Inc.	115,565	6,650,766
Franklin Resources Inc.	4,487	498,999
Invesco Ltd.	468,294	11,267,154

	Number of Shares	Fair Value

State Street Corp.	368,013	$17,053,722	(e)
The Bank of New York Mellon Corp.	139,690	4,218,638
		45,540,183

Automobile Manufacturers — 0.2%

O’Reilly Automotive Inc.	76,695	4,633,912

Biotechnology — 1.4%

Alexion Pharmaceuticals Inc.	39,051	3,145,558	(a)
Amgen Inc.	282,068	15,485,533	(a,h)
Cubist Pharmaceuticals Inc.	6,000	128,400	(a)
Gilead Sciences Inc.	432,383	15,669,560	(a)
Human Genome Sciences Inc.	80,985	1,934,732	(a)
Incyte Corp Ltd.	112,436	1,861,940	(a)
Vertex Pharmaceuticals Inc.	78,735	2,758,087	(a)
		40,983,810

Brewers — 0.0%*

Molson Coors Brewing Co.	16,827	844,547

Broadcasting — 0.1%

Discovery Communications Inc.	28,787	1,200,418	(a)
Discovery Communications Inc.	48,254	1,770,439	(a)
		2,970,857

Cable & Satellite — 0.5%

DIRECTV	214,899	8,580,917	(a)
Liberty Global Inc.	199,609	6,764,749	(a)
		15,345,666

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	113,367	3,984,850	(a)

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	61,048	3,905,851

Communications Equipment — 1.4%

Cisco Systems Inc.	644,474	13,037,709	(a,h)
Juniper Networks Inc.	137,240	5,066,901	(a)
QUALCOMM Inc.	427,808	21,172,218
		39,276,828

Computer Hardware — 0.7%

Apple Inc.	52,189	16,834,084	(a)
Hewlett-Packard Co.	58,230	2,451,483
		19,285,567

Computer Storage & Peripherals — 0.2%

Synaptics Inc.	148,150	4,352,647	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	112,196	2,234,944	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.3%

Cummins Inc.	24,781	$2,726,158
Deere & Co.	62,601	5,199,013
		7,925,171

Consumer Finance — 0.1%

American Express Co.	65,422	2,807,912

Data Processing & Outsourced Services — 0.8%

Automatic Data Processing Inc.	16,827	778,754
Global Cash Access Holdings Inc.	44,100	140,679	(a)
The Western Union Co.	637,836	11,844,615
VeriFone Systems Inc.	13,800	532,128	(a)
Visa Inc.	152,789	10,753,290
		24,049,466

Department Stores — 0.1%

Macy’s Inc.	63,997	1,619,124

Distributors — 0.1%

Genuine Parts Co.	18,205	934,645
LKQ Corp.	43,700	992,864	(a)
		1,927,509

Diversified Chemicals — 0.0%*

EI du Pont de Nemours & Co.	21,009	1,047,929

Diversified Financial Services — 1.0%

Bank of America Corp.	333,306	4,446,302
Citigroup Inc.	526,748	2,491,518	(a)
JPMorgan Chase & Co.	316,283	13,416,724
US BanCorp	71,216	1,920,696
Wells Fargo & Co.	230,282	7,136,440
		29,411,680

Diversified Metals & Mining — 0.1%

Compass Minerals International Inc.	5,900	526,693
Freeport-McMoRan Copper & Gold Inc.	26,449	3,176,260
		3,702,953

Diversified Real Estate Activities — 0.0%*

Coresite Realty Corp. (REIT)	17,290	235,836

Diversified REITs — 0.1%

Colonial Properties Trust	10,440	188,442
Cousins Properties Inc.	11,410	95,159
Vornado Realty Trust	24,080	2,006,586
		2,290,187

Diversified Support Services — 0.1%

Healthcare Services Group Inc.	25,500	414,885
Iron Mountain Inc.	93,398	2,335,884
		2,750,769

	Number of Shares	Fair Value

Drug Retail — 0.0%*

CVS Caremark Corp.	38,544	$1,340,175

Education Services — 0.0%*

Lincoln Educational Services Corp.	5,300	82,203

Electric Utilities — 0.7%

Edison International	51,351	1,982,149
Entergy Corp.	21,424	1,517,462
IDACORP Inc.	18,500	684,130
ITC Holdings Corp.	128,705	7,977,136
NextEra Energy Inc.	39,901	2,074,453
Northeast Utilities	157,996	5,036,913
Southern Co.	35,897	1,372,342
		20,644,585

Electrical Components & Equipment — 0.3%

Cooper Industries PLC	113,857	6,636,724
Emerson Electric Co.	36,458	2,084,304
Woodward Governor Co.	16,700	627,252
		9,348,280

Electronic Components — 0.1%

Corning Inc.	108,087	2,088,241

Environmental & Facilities Services — 0.1%

Stericycle Inc.	18,135	1,467,484	(a)

Fertilizers & Agricultural Chemicals — 0.5%

Intrepid Potash Inc.	88,662	3,306,206	(a)
Monsanto Co.	163,488	11,385,304
		14,691,510

Food Distributors — 0.0%*

Sysco Corp.	30,849	906,961

Footwear — 0.0%*

Deckers Outdoor Corp.	7,500	598,050	(a)

General Merchandise Stores — 0.5%

Dollar General Corp.	80,680	2,474,456	(a)
Target Corp.	179,473	10,791,711
		13,266,167

Healthcare Distributors — 0.1%

Cardinal Health Inc.	38,574	1,477,770
Owens & Minor Inc.	23,000	676,890
		2,154,660

Healthcare Equipment — 1.0%

Becton Dickinson and Co.	11,150	942,398
Covidien PLC	281,644	12,859,865
Gen-Probe Inc.	48,726	2,843,162	(a)
Masimo Corp.	158,200	4,598,874
ResMed Inc.	207,163	7,176,126	(a)
		28,420,425

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Healthcare Facilities — 0.0%*

Sun Healthcare Group Inc.	6,200	$78,492	(a)

Healthcare Services — 0.9%

Bio-Reference Laboratories Inc.	39,200	869,456	(a)
Catalyst Health Solutions Inc.	113,505	5,276,847	(a)
Express Scripts Inc.	268,509	14,512,911	(a)
HMS Holdings Corp.	9,700	628,269	(a)
Medco Health Solutions Inc.	19,700	1,207,019	(a)
Mednax Inc.	13,100	881,499	(a)
Omnicare Inc.	112,238	2,849,723
		26,225,724

Healthcare Technology — 0.1%

Computer Programs & Systems Inc.	10,600	496,504
MedAssets Inc.	159,694	3,224,222	(a)
		3,720,726

Home Entertainment Software — 0.2%

Activision Blizzard Inc.	379,378	4,719,462

Home Improvement Retail — 0.6%

Home Depot Inc.	39,262	1,376,526
Lowe’s companies Inc.	587,864	14,743,629
		16,120,155

Home Building — 0.1%

MDC Holdings Inc.	55,846	1,606,690

Home Furnishing Retail — 0.2%

Aaron’s Inc.	32,800	668,792
Bed Bath & Beyond Inc.	117,316	5,766,082	(a,h)
		6,434,874

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	119,254	5,498,802
Hyatt Hotels Corp.	7,160	327,642	(a)
Marriott International Inc.	28,094	1,167,025
		6,993,469

Household Products — 0.6%

Clorox Co.	76,834	4,862,055
Kimberly-Clark Corp.	22,220	1,400,749
The Procter & Gamble Co.	151,730	9,760,791
		16,023,595

Housewares & Specialties — 0.0%*

Jarden Corp.	27,300	842,751

Hypermarkets & Super Centers — 0.0%*

Wal-Mart Stores Inc.	22,846	1,232,085

Independent Power Producers & Energy Traders — 0.1%

Calpine Corp.	69,842	931,692	(a)
The AES Corp.	75,373	918,043	(a)
		1,849,735

	Number of Shares	Fair Value

Industrial Conglomerates — 0.0%*

3M Co.	8,694	$750,292

Industrial Gases — 0.5%

Praxair Inc.	151,178	14,432,963

Industrial Machinery — 0.3%

Eaton Corp.	22,665	2,300,724
Harsco Corp.	219,588	6,218,732
Mueller Industries Inc.	7,900	258,330
		8,777,786

Industrial REITs — 0.1%

AMB Property Corp.	9,020	286,024
DCT Industrial Trust Inc.	20,910	111,032
ProLogis	79,120	1,142,493
		1,539,549

Integrated Oil & Gas — 1.1%

Chevron Corp.	136,596	12,464,385
ConocoPhillips	44,310	3,017,511
Exxon Mobil Corp.	139,442	10,195,999	(h)
Marathon Oil Corp.	70,109	2,596,136
Occidental Petroleum Corp.	17,388	1,705,763
		29,979,794

Integrated Telecommunication Services — 0.5%

AT&T Inc.	243,849	7,164,284
Verizon Communications Inc.	148,457	5,311,792
Windstream Corp.	42,659	594,666
		13,070,742

Internet Software & Services — 0.7%

Art Technology Group Inc.	41,100	245,778	(a)
Equinix Inc.	87,884	7,141,453	(a)
Google Inc.	16,589	9,853,368	(a)
MercadoLibre Inc.	45,599	3,039,173	(a)
		20,279,772

Investment Banking & Brokerage — 0.7%

GFI Group Inc.	47,900	224,651
Morgan Stanley	91,450	2,488,355
Raymond James Financial Inc.	27,900	912,330
The Goldman Sachs Group Inc.	95,929	16,131,421
		19,756,757

IT Consulting & Other Services — 0.4%

International Business Machines Corp.	85,308	12,519,802	(h)
SRA International Inc.	7,600	155,420	(a)
		12,675,222

Life & Health Insurance — 0.7%

Aflac Inc.	94,571	5,336,642
MetLife Inc.	96,330	4,280,905

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Principal Financial Group Inc.	99,775	$3,248,674
Prudential Financial Inc.	100,547	5,903,115
		18,769,336

Life Sciences Tools & Services — 0.9%

Bruker Corp.	44,000	730,400	(a)
Covance Inc.	72,507	3,727,585	(a)
Illumina Inc.	86,099	5,453,511	(a)
Life Technologies Corp.	62,356	3,460,758	(a)
Mettler-Toledo International Inc.	30,945	4,679,193	(a)
Thermo Fisher Scientific Inc.	141,888	7,854,920	(a)
		25,906,367

Managed Healthcare — 0.0%*

Molina Healthcare Inc.	22,500	626,625	(a)

Movies & Entertainment — 0.6%

News Corp.	256,017	3,727,608
Regal Entertainment Group	130,764	1,535,169
The Walt Disney Co.	95,625	3,586,894
Time Warner Inc.	233,266	7,504,167
		16,353,838

Multi-Line Insurance — 0.3%

HCC Insurance Holdings Inc.	254,598	7,368,066

Multi-Utilities — 0.2%

Dominion Resources Inc.	129,667	5,539,374
Xcel Energy Inc.	26,599	626,406
		6,165,780

Office Electronics — 0.0%*

Zebra Technologies Corp.	9,600	364,704	(a)

Office REITs — 0.4%

Alexandria Real Estate Equities Inc.	6,350	465,201
BioMed Realty Trust Inc.	37,200	693,780
Boston Properties Inc.	10,430	898,023
Brandywine Realty Trust	27,320	318,278
CommonWealth	19,720	503,057
Corporate Office Properties Trust	8,500	297,075
Digital Realty Trust Inc.	30,170	1,554,962
Douglas Emmett Inc.	155,299	2,577,963
Duke Realty Corp.	50,050	623,623
Kilroy Realty Corp.	11,820	431,075
Parkway Properties Inc.	10,640	186,413
SL Green Realty Corp.	40,457	2,731,252
		11,280,702

Office Services & Supplies — 0.0%*

Herman Miller Inc.	6,600	166,980

Oil & Gas Drilling — 0.0%*

Pioneer Drilling Co.	49,700	437,857	(a)

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.3%

Dresser-Rand Group Inc.	91,174	$3,883,101	(a)
Dril-Quip Inc.	6,500	505,180	(a)
Halliburton Co.	24,951	1,018,749
McDermott International Inc.	99,866	2,066,228	(a)
National Oilwell Varco Inc.	21,423	1,440,697
Oil States International Inc.	14,500	929,305	(a)
Schlumberger Ltd.	283,846	23,701,141
Weatherford International Ltd.	222,603	5,075,348	(a)
		38,619,749

Oil & Gas Exploration & Production — 0.9%

Apache Corp.	83,791	9,990,401
Devon Energy Corp.	23,291	1,828,576
EQT Corp.	69,249	3,105,125
Petrohawk Energy Corp.	183,617	3,351,010	(a)
Pioneer Natural Resources Co.	41,840	3,632,549
Range Resources Corp.	61,393	2,761,457
SM Energy Co.	16,300	960,559
Southwestern Energy Co.	40,114	1,501,467	(a)
		27,131,144

Oil & Gas Storage & Transportation — 0.2%

El Paso Corp.	318,619	4,384,197
Spectra Energy Corp.	93,285	2,331,192
		6,715,389

Packaged Foods & Meats — 0.5%

Kellogg Co.	21,314	1,088,719
Kraft Foods Inc.	219,705	6,922,904
McCormick & Company Inc.	81,745	3,803,595	(h)
Mead Johnson Nutrition Co.	44,561	2,773,922
Smithfield Foods Inc.	7,800	160,914	(a)
		14,750,054

Paper Packaging — 0.0%*

Packaging Corporation of America	31,900	824,296

Personal Products — 0.0%*

Avon Products Inc.	48,813	1,418,506

Pharmaceuticals — 0.9%

Abbott Laboratories	19,631	940,521
Bristol-Myers Squibb Co.	157,510	4,170,865
Hospira Inc.	67,804	3,776,005	(a)
Johnson & Johnson	163,633	10,120,701
Merck & Company Inc.	38,467	1,386,351
Pfizer Inc.	304,127	5,325,264
		25,719,707

Property & Casualty Insurance — 0.3%

ACE Ltd.	116,078	7,225,855
The Travelers companies Inc.	20,192	1,124,896
		8,350,751

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Publishing — 0.0%*

John Wiley & Sons Inc.	5,000	$226,200

Railroads — 0.2%

Genesee & Wyoming Inc.	17,800	942,510	(a)
Union Pacific Corp.	62,059	5,750,387
		6,692,897

Real Estate Operating Companies — 0.0%*

Hudson Pacific Properties Inc. (REIT)	14,090	212,055

Real Estate Services — 0.4%

CB Richard Ellis Group Inc. (REIT)	486,565	9,964,851	(a,h)

Regional Banks — 0.2%

Cullen Frost Bankers Inc.	9,900	605,088
Fulton Financial Corp.	18,000	186,120
Prosperity Bancshares Inc.	14,300	561,704
Regions Financial Corp.	266,117	1,862,819
Sterling Bancorp	9,500	99,465
SVB Financial Group	11,200	594,160	(a)
Westamerica Bancorp.	7,300	404,931
Zions Bancorp.	98,192	2,379,192
		6,693,479

Reinsurance — 0.1%

PartnerRe Ltd.	32,420	2,604,947

Research & Consulting Services — 0.2%

IHS Inc.	57,985	4,661,414	(a)

Residential REITs — 0.2%

American Campus Communities Inc.	5,810	184,526
AvalonBay Communities Inc.	5,350	602,143
Camden Property Trust	16,540	892,829
Equity Lifestyle Properties Inc.	3,710	207,500
Equity Residential	36,150	1,877,993
Essex Property Trust Inc.	7,230	825,811
UDR Inc.	10,660	250,723
		4,841,525

Restaurants — 0.1%

Cracker Barrel Old Country Store Inc.	15,600	854,412
McDonald’s Corp.	37,019	2,841,578
Wendy’s Arby’s Group Inc.	36,000	166,320
		3,862,310

Retail REITs — 0.2%

Acadia Realty Trust	12,520	228,365
Federal Realty Investment Trust	5,810	452,773
General Growth Properties Inc.	40,180	621,986
Kimco Realty Corp.	54,080	975,603

	Number of Shares	Fair Value

Simon Property Group Inc.	22,400	$2,228,576
Taubman Centers Inc.	5,860	295,813
The Macerich Co.	27,630	1,308,833
Weingarten Realty Investors	27,040	642,470
		6,754,419

Security & Alarm Services — 0.3%

Corrections Corporation of America	386,910	9,695,965	(a)

Semiconductor Equipment — 0.2%

KLA-Tencor Corp.	85,339	3,297,498
Rudolph Technologies Inc.	62,100	511,083	(a)
Varian Semiconductor Equipment Associates Inc.	8,700	321,639	(a)
		4,130,220

Semiconductors — 1.2%

Cree Inc.	27,191	1,791,615	(a)
Hittite Microwave Corp.	80,535	4,915,856	(a)
Intel Corp.	644,761	13,559,324	(h)
Marvell Technology Group Ltd.	248,557	4,610,732	(a)
Microchip Technology Inc.	71,933	2,460,828
Microsemi Corp.	25,100	574,790	(a)
Semtech Corp.	19,300	436,952	(a)
Texas Instruments Inc.	178,316	5,795,270
		34,145,367

Soft Drinks — 0.8%

Coca-Cola Enterprises Inc.	118,546	2,967,206
PepsiCo Inc.	323,832	21,155,944
		24,123,150

Specialized Consumer Services — 0.0%*

Matthews International Corp.	2,900	101,442

Specialized Finance — 0.8%

CBOE Holdings Inc.	90,868	2,077,242
CME Group Inc.	53,317	17,154,745
MSCI Inc.	60,738	2,366,352	(a)
		21,598,339

Specialized REITs — 0.4%

HCP Inc.	24,760	910,920
Healthcare Inc.	34,294	1,633,766
Hospitality Properties Trust	12,540	288,922
Host Hotels & Resorts Inc.	44,840	801,291
LaSalle Hotel Properties	11,340	299,376
Nationwide Health Properties Inc.	25,640	932,783
Omega Healthcare Investors Inc.	31,100	697,884
Pebblebrook Hotel Trust	10,220	207,670
Public Storage	21,893	2,220,388
Rayonier Inc.	8,730	458,500
Sabra Healthcare REIT Inc.	6,200	114,080
Senior Housing Properties Trust	25,550	560,567
Sunstone Hotel Investors Inc.	15,420	159,289	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

U-Store-It Trust	24,730	$235,677
Ventas Inc.	11,430	599,846
		10,120,959

Specialty Chemicals — 0.1%

Cytec Industries Inc.	18,421	977,418
Sensient Technologies Corp.	15,700	576,661
		1,554,079

Steel — 0.7%

Allegheny Technologies Inc.	282,304	15,577,535
Commercial Metals Co.	36,200	600,558
Steel Dynamics Inc.	177,956	3,256,595
		19,434,688

Systems Software — 1.7%

MICROS Systems Inc.	18,400	807,024	(a)
Microsoft Corp.	993,220	27,730,703	(h)
Oracle Corp.	275,692	8,629,160
Rovi Corp.	183,112	11,354,775	(a)
		48,521,662

Thrifts & Mortgage Finance — 0.2%

People’s United Financial Inc.	355,753	4,984,100

Tobacco — 0.1%

Philip Morris International Inc.	35,218	2,061,310

Trading Companies & Distributors — 0.1%

Applied Industrial Technologies Inc.	19,800	643,104
MSC Industrial Direct Co.	47,794	3,091,794
		3,734,898

Trucking — 0.0%*

Old Dominion Freight Line Inc.	22,950	734,171	(a)

Water Utilities — 0.0%*

American Water Works Company Inc.	24,679	624,132

Wireless Telecommunication Services – 0.9%

American Tower Corp.	109,903	5,675,390	(a)
Crown Castle International Corp.	15,430	676,297	(a)
NII Holdings Inc.	434,314	19,396,463	(a)
		25,748,150

Total Domestic Equity (Cost $933,424,235)		1,096,327,790

	Number of Shares	Fair Value
Foreign Equity — 26.4%

Common Stock — 25.6%

Aerospace & Defense — 0.6%

CAE Inc.	459,298	$5,320,304
European Aeronautic Defence and Space Company N.V.	211,585	4,950,379
Safran S.A.	153,604	5,460,791
		15,731,474

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	461,274	525,143
Cosan SA Industria e Comercio	69,540	1,156,626
Global Bio-Chem Technology Group Company Ltd.	2,119,096	324,394
IOI Corporation Bhd	227,848	429,316
		2,435,479

Apparel Retail — 0.1%

Esprit Holdings Ltd.	479,976	2,278,352

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	70,896	4,649,956
China Dongxiang Group Company	498,049	217,834
Ports Design Ltd.	297,244	820,192
		5,687,982

Application Software — 0.4%

Autonomy Corporation PLC	159,402	3,755,997	(a)
Longtop Financial Technologies Ltd. ADR	50,117	1,813,233	(a)
SAP AG	89,248	4,561,741
		10,130,971

Asset Management & Custody Banks — 0.0%*

Mirae Asset Securities Company Ltd.	13,069	689,782

Automobile Manufacturers — 0.9%

Daimler AG	112,022	7,623,867
Hyundai Motor Company	3,930	600,806	(a)
Mahindra & Mahindra Ltd.	24,852	432,680
Suzuki Motor Corp.	490,995	12,107,638
Toyota Motor Corp.	149,065	5,918,122
		26,683,113

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	42,447	645,393

Broadcasting — 0.1%

Grupo Televisa S.A. ADR	29,498	764,883	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Zee Entertainment Enterprises Ltd.	180,138	$592,201
Zee Learn Ltd.	22,517	14,024	(a)
		1,371,108

Building Products — 0.1%

Daikin Industries Ltd.	108,000	3,835,029

Casinos & Gaming — 0.0%*

Genting Bhd	121,700	441,254

Coal & Consumable Fuels — 0.2%

Paladin Energy Ltd.	1,091,158	5,514,164	(a)

Communications Equipment — 0.6%

HTC Corp.	40,115	1,238,266
Research In Motion Ltd.	55,284	3,213,659	(a)
Research In Motion Ltd.	112,175	6,555,631	(a)
Telefonaktiebolaget LM Ericsson	418,791	4,868,250
ZTE Corp.	44,026	175,285
		16,051,091

Construction & Engineering — 0.5%

China State Construction International Holdings Ltd.	819,790	775,113
Doosan Heavy Industries and Construction Company Ltd.	14,166	1,070,969	(a)
Larsen & Toubro Ltd.	147,362	6,518,663
Vinci S.A.	78,908	4,306,348
		12,671,093

Construction & Farm Machinery & Heavy Trucks — 0.2%

CSR Corp Ltd.	3,432,595	4,512,824
First Tractor Company Ltd.	265,579	296,885
Sany Heavy Equipment International Holdings Company Ltd.	840,813	1,248,189
United Tractors Tbk PT	241,490	637,898
		6,695,796

Construction Materials — 0.1%

CRH PLC	176,852	3,713,055

Consumer Electronics — 0.0%*

LG Electronics Inc.	2,224	231,238	(a)

Distillers & Vintners — 0.1%

Diageo PLC	144,685	2,684,335
Diageo PLC ADR	11,474	852,862
		3,537,197

Diversified Capital Markets — 0.2%

Credit Suisse Group AG	177,100	7,157,340

	Number of Shares	Fair Value

Diversified Financial Services — 2.9%

Axis Bank Ltd.	34,316	$1,034,276
Banco Santander Brasil S.A.	635,200	8,628,771
Banco Santander S.A.	938,190	9,978,415
Bank of China Ltd.	9,863,949	5,215,161
Bank Rakyat Indonesia Persero Tbk PT	836,498	974,831
BNP Paribas	187,768	11,992,974
Credit Agricole S.A.	193,888	2,472,091
Grupo Financiero Banorte SAB de C.V.	105,374	501,496
Halyk Savings Bank of Kazakhstan JSC GDR	41,361	415,678	(a)
HSBC Holdings PLC	1,473,528	15,021,075
ICICI Bank Ltd.	22,178	565,076
Industrial & Commercial Bank of China	858,546	637,257
Kasikornbank PCL	281,247	1,217,540
KB Financial Group Inc.	9,285	490,880	(a)
Lloyds Banking Group PLC	7,332,534	7,542,484	(a)
Metropolitan Bank & Trust	625,479	1,027,950
Mitsubishi UFJ Financial Group Inc.	1,210,203	6,550,510
Standard Bank Group Ltd.	50,160	815,434
UniCredit S.p.A.	2,823,073	5,862,734
Yapi ve Kredi Bankasi AS	367,174	1,159,497	(a)
		82,104,130

Diversified Metals & Mining — 1.3%

Anglo American PLC	21,007	1,097,034
Antofagasta PLC	63,522	1,603,187
BHP Billiton PLC	364,290	14,549,653
China Molybdenum Company Ltd.	481,255	439,550
Eurasian Natural Resources Corporation PLC	70,504	1,156,831
Lynas Corporation Ltd.	2,165,045	4,571,716	(a)
New World Resources N.V.	67,144	1,010,242
Rio Tinto PLC	194,546	13,665,480
		38,093,693

Diversified Real Estate Activities — 0.2%

Mitsubishi Estate Company Ltd. (REIT)	190,982	3,546,254
Sumitomo Realty & Development Company Ltd. (REIT)	126,000	3,012,317
		6,558,571

Diversified Support Services — 0.2%

Brambles Ltd.	565,296	4,125,732

Education Services — 0.0%*

MegaStudy Company Ltd.	3,391	526,473	(a)

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	856,294	1,882,449

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Electrical Components & Equipment — 0.4%

Schneider Electric S.A.	70,659	$10,616,775
Zhuzhou CSR Times Electric Company Ltd.	237,786	936,015
		11,552,790

Electronic Components — 0.3%

Delta Electronics Inc.	1,665,890	8,141,901
Samsung SDI Company Ltd.	5,080	751,996	(a)
		8,893,897

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	78,039	415,948	(a)
Elster Group SE ADR	6,000	101,400	(a)
Wasion Group Holdings Ltd.	566,430	374,528
		891,876

Electronic Manufacturing Services — 0.1%

Hon Hai Precision Industry Company Ltd.	388,725	1,566,552

Fertilizers & Agricultural Chemicals — 1.0%

Potash Corporation of Saskatchewan Inc.	90,798	14,113,371
Potash Corporation of Saskatchewan Inc.	15,803	2,446,778
Sinofert Holdings Ltd.	493,064	255,613
Sociedad Quimica y Minera de Chile S.A. ADR	53,727	3,138,732
Syngenta AG	28,486	8,358,460
Taiwan Fertilizer Company Ltd.	164,176	613,763
		28,926,717

Food Distributors — 0.0%*

Alliance Global Group Inc.	1,972,291	562,740

Food Retail — 0.5%

Koninklijke Ahold N.V.	268,058	3,551,542
Shoprite Holdings Ltd.	57,240	862,180
Tesco PLC	1,216,561	8,095,017
X5 Retail Group N.V. GDR	14,504	670,810	(a)
		13,179,549

Gold — 0.1%

Barrick Gold Corp.	46,315	2,463,031
Kinross Gold Corp.	94,965	1,807,264
		4,270,295

Healthcare Distributors — 0.0%*

Sinopharm Group Co.	74,800	260,763

Healthcare Services — 0.0%*

Fleury S.A.	62,200	998,572

	Number of Shares	Fair Value

Healthcare Supplies — 0.4%

Cie Generale d’Optique Essilor International S.A.	155,087	$10,023,150
Shandong Weigao Group Medical Polymer Company Ltd.	202,119	572,012
		10,595,162

Heavy Electrical Equipment — 0.0%*

Xinjiang Goldwind Science & Technology Company Ltd.	129,196	272,231	(a)

Hotels, Resorts & Cruise Lines — 0.0%*

Minor International PCL	1,211,000	474,036

Household Appliances — 0.0%*

Techtronic Industries Co.	467,998	610,460

Household Products — 0.6%

Reckitt Benckiser Group PLC	153,697	8,482,413
Unicharm Corp.	195,900	7,801,702
		16,284,115

Human Resource & Employment Services — 0.1%

The Capita Group PLC	340,452	3,712,547

Hypermarkets & Super Centers — 0.3%

Metro AG	126,535	9,146,299

Independent Power Producers & Energy Traders — 0.0%*

China WindPower Group Ltd.	1,835,168	184,139	(a)

Industrial Conglomerates — 1.2%

Chongqing Machinery & Electric Company Ltd.	1,827,782	681,863
Hutchison Whampoa Ltd.	562,631	5,804,610
Koninklijke Philips Electronics N.V.	338,151	10,397,583
Siemens AG	132,764	16,510,764
		33,394,820

Industrial Gases — 0.6%

Linde AG	80,746	12,300,288
OCI Materials Company Ltd.	9,431	852,604	(a)
Taiyo Nippon Sanso Corp.	342,954	3,031,848
		16,184,740

Industrial Machinery — 0.4%

FANUC Corp.	34,900	5,365,921
Mitsubishi Heavy Industries Ltd.	1,000	3,761
SMC Corp.	29,200	5,007,977
		10,377,659

Integrated Oil & Gas — 2.0%

BG Group PLC	412,049	8,360,818

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

ENI S.p.A.	107,943	$2,366,212
Gazprom OAO ADR	47,223	1,201,353
Lukoil OAO ADR	29,102	1,665,216
Petroleo Brasileiro S.A. ADR	279,555	9,552,395
Royal Dutch Shell PLC	340,220	11,391,057
Suncor Energy Inc.	287,883	11,023,040
Suncor Energy Inc.	132,042	5,086,869
Total S.A.	125,997	6,702,094
		57,349,054

Integrated Telecommunication Services — 0.3%

China Unicom Hong Kong Ltd.	578,200	827,100
Telefonica S.A.	265,646	6,045,946
Telefonica SA ADR	14,583	997,769
		7,870,815

Internet Retail — 0.0%*

E-Commerce China Dangdang Inc. ADR	5,952	161,121	(a)

Internet Software & Services — 0.7%

Baidu Inc. ADR	214,553	20,710,801	(a)
Tencent Holdings Ltd.	7,500	164,980
		20,875,781

Investment Banking & Brokerage — 0.4%

Egyptian Financial Group-Hermes Holding	291,119	1,685,531
Nomura Holdings Inc.	1,367,038	8,680,409
		10,365,940

IT Consulting & Other Services — 0.3%

Cap Gemini S.A.	100,284	4,699,345
HCL Technologies Ltd.	77,982	793,510
Infosys Technologies Ltd.	10,815	830,831
Telvent GIT S.A.	59,761	1,578,886
		7,902,572

Life & Health Insurance — 0.8%

AIA Group Ltd.	1,192,434	3,351,666	(a)
China Life Insurance Company Ltd.	138,689	565,557
Prudential PLC	1,137,337	11,894,893
Sony Financial Holdings Inc.	1,893	7,667,228
Tong Yang Life Insurance	28,466	292,210
		23,771,554

Life Sciences Tools & Services — 0.0%*

ICON PLC ADR	22,100	483,990	(a)

Marine — 0.1%

AP Moller — Maersk A/S	422	3,837,227

Multi-Line Insurance — 0.3%

AXA S.A.	336,275	5,616,568

	Number of Shares	Fair Value

Zurich Financial Services AG	12,588	$3,270,908
		8,887,476

Multi-Utilities — 0.4%

National Grid PLC	885,841	7,669,655
Veolia Environnement S.A.	155,293	4,556,252
		12,225,907

Oil & Gas Drilling — 0.1%

Noble Corp.	71,126	2,544,177

Oil & Gas Exploration & Production — 0.1%

Afren PLC	686,117	1,585,548	(a)
CNOOC Ltd.	409,000	975,457
		2,561,005

Oil & Gas Refining & Marketing — 0.0%*

Reliance Industries Ltd.	48,450	1,146,374

Packaged Foods & Meats — 0.8%

Feihe International Inc.	19,320	205,565	(a)
Nestle S.A.	314,069	18,447,889
Nestle S.A. ADR	17,143	1,008,351
Unilever N.V., CVA	141,557	4,424,808
		24,086,613

Personal Products — 0.0%*

Natura Cosmeticos S.A.	15,000	430,934

Pharmaceuticals — 0.8%

Aspen Pharmacare Holdings Ltd.	30,479	423,893
Bayer AG	73,608	5,460,813
Lijun International Pharmaceutical Holding Ltd.	930,213	271,633
Novartis AG	120,436	7,100,052
Novartis AG ADR	46,087	2,716,828
Roche Holding AG	48,778	7,169,387
		23,142,606

Real Estate Development — 0.0%*

Glorious Property Holdings Ltd. (REIT)	1,021,103	348,089
Unitech Ltd. (REIT)	391,651	578,521
		926,610

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	17,253	431,325

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	887,981	4,609,334

Security & Alarm Services — 0.2%

G4S PLC	223,795	918,571
G4S PLC	859,877	3,427,596
		4,346,167

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

	Number of Shares	Fair Value

Semiconductors — 0.9%

Samsung Electronics Company Ltd.	15,090	$12,618,213
Taiwan Semiconductor Manufacturing Company Ltd.	5,358,433	13,048,505
Taiwan Semiconductor Manufacturing Company Ltd. ADR	90,750	1,138,005
		26,804,723

Specialized Finance — 0.3%

Deutsche Boerse AG	119,304	8,290,713

Steel — 0.7%

Mechel ADR	42,892	1,253,733
Mechel ADR	13,940	133,266
POSCo.	2,107	904,140
Sumitomo Metal Industries Ltd.	2,985,049	7,360,949
Tata Steel Ltd.	33,788	514,282
ThyssenKrupp AG	108,493	4,509,832
Vale S.A. ADR	188,697	5,702,423	(a)
		20,378,625

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	204,000	5,528,537

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	117,784	6,753,734
Mobile Telesystems OJSC ADR	228,782	4,774,681
MTN Group Ltd.	369,923	7,516,162
Vodafone Group PLC	2,108,973	5,474,576
		24,519,153

Total Common Stock (Cost $647,572,095)		734,610,251
Preferred Stock — 0.8%

Automobile Manufacturers — 0.4%

Volkswagen AG	65,880	10,729,498

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	77,091	1,847,862

Healthcare Services — 0.2%

Fresenius SE	64,224	5,520,256

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	86,715	1,425,574

Steel — 0.1%

Usinas Siderurgicas de Minas Gerais S.A.	48,874	564,112
Vale S.A.	98,094	2,865,999
		3,430,111

	Number of Shares	Fair Value

Wireless Telecommunication Services — 0.0%*

Vivo Participacoes S.A.	14,800	$475,205

Total Preferred Stock (Cost $17,378,691)		23,428,506
Rights — 0.0%*

Metropolitan Bank & Trust (Cost $0)	65,447	32,865

Total Foreign Equity (Cost $664,950,786)		758,071,622

		Principal Amount	Fair Value
Bonds and Notes — 29.0%

U.S. Treasuries — 4.9%

U.S. Treasury Bonds
3.88%	08/15/40	$45,038,500	$41,484,692	(h)
U.S. Treasury Notes
1.25%	09/30/15	12,637,900	12,261,720	(h)
2.63%	08/15/20	84,802,000	80,396,282	(h)
3.25%	07/31/16	5,382,400	5,665,396	(h)
			139,808,090

Agency Mortgage Backed — 8.9%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	32,865	33,900	(h)
5.00%	07/01/35 - 08/01/40	12,914,767	13,556,398	(h)
5.00%	07/01/35	23,293	24,793	(h,n)
5.50%	05/01/20 - 04/01/39	1,359,290	1,454,697	(h,n)
5.50%	05/01/20 - 01/01/38	1,974,625	2,141,352	(h)
6.00%	06/01/37 - 11/01/36	3,105,191	3,420,912
6.00%	04/01/17 - 05/01/34	39,325	43,309	(h,n)
6.50%	06/01/29 - 03/01/30	4,329	4,866	(h)
7.00%	06/01/29 - 08/01/36	146,482	165,861	(h)
7.00%	07/01/34	6,658	7,571	(h,n)
7.50%	01/01/28 - 09/01/33	9,860	11,277	(h)
7.50%	12/01/30	9,994	11,465	(h,n)
8.00%	01/01/30 - 11/01/30	11,550	13,513	(h)
9.00%	10/01/25	405	481	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	23,479,626	23,386,880	(h)
4.50%	05/01/18 - 11/01/40	59,293,244	60,955,872	(h)
5.00%	07/01/20 - 11/01/40	18,963,892	19,963,784	(h)
5.32%	03/01/37	10,082	10,657	(i)
5.50%	04/01/14 - 01/01/39	28,606,570	30,766,162	(h)
5.53%	04/01/37	16,078	17,032	(i)
6.00%	09/01/19 - 08/01/35	5,776,096	6,370,852	(h)
6.50%	09/01/17 - 08/01/36	471,560	524,074	(h)
7.00%	04/01/17 - 12/01/33	8,570	9,563	(h)
7.50%	09/01/13 - 03/01/34	48,273	54,557	(h)
8.00%	12/01/11 - 11/01/33	16,454	18,897	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

8.50%	06/01/30	$49	$50	(h)
9.00%	04/01/16 - 12/01/22	4,167	4,608	(h)
4.00%	TBA	21,370,000	21,256,483	(c)
4.50%	TBA	28,600,000	29,355,212	(c)
5.00%	TBA	13,535,000	14,228,669	(c)
5.50%	TBA	9,600,000	10,320,000	(c)
6.00%	TBA	10,767,000	11,701,636	(c)
6.50%	TBA	5,044,000	5,605,145	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	183,475	191,822	(h)
6.00%	04/15/27 - 09/15/36	391,349	438,207	(h)
6.50%	04/15/24 - 09/15/36	321,478	368,310	(h)
7.00%	03/15/12 - 10/15/36	264,337	297,135	(h)
8.00%	03/15/30	3,173	3,372	(h)
9.00%	11/15/16 - 12/15/21	10,468	11,807	(h)
			256,751,181

Agency Collateralized Mortgage Obligations — 0.6%

Fannie Mae Whole Loan
0.97%	08/25/43	3,635,538	111,327	(g,o)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	274,362	2,399	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	598,100	57,302	(g,o)
5.00%	05/15/38	620,484	636,214
5.50%	04/15/17	20,644	609	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	3,484	761	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	41,876	8,510	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	36,318	2,853	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	18,191	1,292	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	7,326	115	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%	04/15/28	4,680	2	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	8,424	197	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	49,734	4,492	(g,h,o)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	$46,946	$2,293	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	12,735	464	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.25%	09/15/34	169,561	159,419	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 2990) (Class TS)
6.49%	05/15/35	2,147,808	211,613	(g,o)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	2,648,982	412,843	(g,o)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	2,648,982	412,843	(g,o)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	2,648,982	412,843	(g,o)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	2,648,982	412,843	(g,o)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	3,854,577	600,735	(g,o)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	2,414	514	(g,h,o)
Federal Home Loan Mortgage STRIPS
4.39%	08/01/27	587	487	(d,f)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	626,396	636,197
5.00%	02/25/40	631,047	113,568	(g,o)
5.24%	01/25/37	3,291,356	397,894	(g,o)
5.74%	07/25/38 - 12/25/40	7,036,437	982,677	(g,o)
5.79%	11/25/40	4,810,626	801,503	(g,o)
6.07%	03/25/40	4,996,076	731,402	(g,o)
6.14%	12/25/36	2,510,595	299,598	(g,o)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	705,772	769,425
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	7,241	127	(g,h,o)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	484,019	470,316

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%	05/25/22	$3	$68	(d,g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	40,228	3,351	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	966,549	110,403	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.19%	12/25/42	141,218	6,037	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	14,295	506	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.04%	03/25/31	32,878	37,459	(h)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IA)
6.15%	06/25/37	1,710,167	278,259	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IB)
6.15%	06/25/37	1,710,167	278,259	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IC)
6.15%	06/25/37	1,710,167	278,259	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class ID)
6.15%	06/25/37	1,710,167	278,259	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IE)
6.15%	06/25/37	1,710,167	278,259	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IF)
6.15%	06/25/37	2,607,468	424,258	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	499,360	503,890
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	632,203	108,073	(g,o)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	957,504	173,596	(g,o)
5.00%	03/25/38	764,969	126,667	(g,o)
5.50%	12/01/33	210,411	42,432	(g,o)
7.50%	11/01/23	10,888	1,884	(g,h,o)
8.00%	08/01/23 - 07/01/24	5,226	1,184	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	1,613,168	292,467	(g,o)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	1,205,710	218,595	(g,o)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	755,593	115,503	(g,o)

		Principal Amount	Fair Value

Government National Mortgage Assoc.
4.50%	05/20/38	$864,742	$125,232	(g,o)
4.50%	11/20/39	1,804,639	1,757,607
5.00%	10/20/37 - 09/20/38	4,682,979	690,690	(g,o)
5.74%	11/20/39	9,812,357	1,490,284	(g,o)
5.99%	10/16/39	3,454,954	473,957	(g,o)
6.24%	01/16/39	5,856,251	919,979	(g,o)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	1,920,581	330,863	(g,o)
Vendee Mortgage Trust
0.38%	04/15/40	3,831,864	83,918	(g,o)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	2,243,644	89,286	(g,o)
			18,175,161

Asset Backed - 0.5%

Bear Stearns Asset Backed Securities Trust (Class 2A2)
15.92%	02/25/36	1,116,622	1,063,409	(d,h)
Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
4.40%	01/25/34	6,052	4,998	(d)
Capital One Multi-Asset Execution Trust (Class B)
1.48%	01/15/19	500,000	476,378	(d)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	3,750,000	3,257,760	(h)
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	459,520	428,509
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	601,790	546,451	(h)
Countrywide Asset-Backed Certificates (Class M1T4)
1.31%	06/26/33	586,601	174,666	(h)
GSAMP Trust
15.42%	05/25/46	156,181	153,299	(b,d)
GSR Mortgage Loan Trust (Class A1)
59.08%	11/25/30	1,345,949	617,134	(d)
Hertz Vehicle Financing LLC
2.60%	02/25/15	8,000,000	8,071,067	(b)
Indymac Seconds Asset Backed Trust (Class A)
1.00%	02/25/37	1,190,989	423,889	(d)
Mid-State Trust (Class A3)
7.54%	07/01/35	3,700	3,742	(h,n)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	700,000	583,281

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Residential Asset Securities Corp. (Series 2002) (Class AIIB)
31.64%	07/25/32	$4,314	$2,362	(d,h)
Saxon Asset Securities Trust
5.23%	08/25/35	209,535	200,961
SLM Student Loan Trust (Series 2004) (Class A1)
0.82%	06/15/18	516	514	(d,h,i)
			16,008,420

Corporate Notes — 9.8%

Abu Dhabi National Energy Co.
4.75%	09/15/14	300,000	310,863	(b)
6.25%	09/16/19	300,000	310,890	(b)
AES El Salvador Trust
6.75%	02/01/16	300,000	290,224	(b)
AES Panama S.A.
6.35%	12/21/16	443,000	475,069	(b)
Agilent Technologies Inc.
5.00%	07/15/20	943,000	957,270	(h)
5.50%	09/14/15	472,000	512,683	(h)
Air Jamaica Ltd.
9.38%	07/08/15	235,714	242,786
Akbank TAS
5.13%	07/22/15	600,000	606,000	(b,h)
Alcoa Inc.
6.15%	08/15/20	1,444,000	1,482,845	(h)
Allergan Inc.
3.38%	09/15/20	1,890,000	1,782,688	(h)
Alliance One International Inc.
10.00%	07/15/16	942,000	965,550	(h)
ALROSA Finance S.A.
7.75%	11/03/20	900,000	943,875	(b)
8.88%	11/17/14	300,000	335,250	(b,h)
Ameren Illinois Co.
9.75%	11/15/18	796,000	1,021,055
American International Group Inc.
5.85%	01/16/18	478,000	492,886
American Tower Corp.
4.50%	01/15/18	1,479,000	1,466,082
Amsted Industries Inc.
8.13%	03/15/18	1,110,000	1,177,987	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	2,309,000	2,254,004	(h)
6.38%	09/15/17	477,000	519,599
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	1,433,000	1,479,108	(h)
5.00%	04/15/20	2,245,000	2,372,812	(h)
5.38%	11/15/14	2,246,000	2,474,537	(b,h)
ARAMARK Corp.
8.50%	02/01/15	400,000	418,000	(h)
Arizona Public Service Co.
6.25%	08/01/16	370,000	413,531	(h)
AT&T Inc.
6.40%	05/15/38	3,683,000	3,915,044	(h)
6.70%	11/15/13	934,000	1,061,183	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	532,000	573,230

		Principal Amount	Fair Value

Ball Corp.
5.75%	05/15/21	$2,082,000	$2,014,335	(h)
Banco do Brasil Cayman
8.50%	10/29/49	450,000	518,040	(b,i)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	148,000	152,070	(i)
BanColombia S.A.
6.13%	07/26/20	170,000	174,046
Bank of America Corp.
4.50%	04/01/15	2,905,000	2,952,453	(h)
5.63%	07/01/20	3,245,000	3,308,252	(h)
5.75%	12/01/17	3,250,000	3,382,035	(h)
6.50%	08/01/16	1,285,000	1,394,345
BE Aerospace Inc.
8.50%	07/01/18	1,330,000	1,456,350	(h)
Boise Paper Holdings LLC
8.00%	04/01/20	1,390,000	1,487,300	(h)
Bombardier Inc.
7.75%	03/15/20	3,002,000	3,234,655	(b,h)
BP Capital Markets PLC
3.13%	10/01/15	473,000	472,675
4.50%	10/01/20	473,000	471,860
Braskem Finance Ltd.
7.00%	05/07/20	300,000	309,750	(b,h)
Calpine Corp.
7.25%	10/15/17	2,344,000	2,344,000	(b,h)
Cantor Fitzgerald LP
7.88%	10/15/19	355,000	365,587	(b)
Case New Holland Inc.
7.88%	12/01/17	1,225,000	1,338,313	(b,h)
CBS Corp.
5.75%	04/15/20	1,175,000	1,248,629
5.90%	10/15/40	668,000	643,468
CCO Holdings LLC
7.88%	04/30/18	2,140,000	2,214,900
8.13%	04/30/20	402,000	423,105
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	386,000	436,180	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	770,000	821,616	(b)
CFG Investment SAC
9.25%	12/19/13	400,000	419,000
Chesapeake Energy Corp.
6.63%	08/15/20	1,006,000	990,910
7.25%	12/15/18	1,000,000	1,035,000	(h)
Cincinnati Bell Inc.
8.25%	10/15/17	2,265,000	2,242,350	(h)
8.75%	03/15/18	798,000	748,125	(h)
Citigroup Inc.
5.00%	09/15/14	2,278,000	2,356,541	(h)
5.13%	05/05/14	1,763,000	1,870,640	(h)
5.38%	08/09/20	2,003,000	2,081,131	(h)
6.13%	11/21/17	477,000	522,738
6.38%	08/12/14	1,682,000	1,858,958	(h)
8.50%	05/22/19	825,000	1,024,184	(h)
Community Health Systems Inc.
8.88%	07/15/15	2,026,000	2,127,300	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Consolidated Edison Company of New York Inc.
6.65%	04/01/19	$528,000	$629,311
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	1,565,000	1,797,967
Corp Nacional del Cobre de Chile
3.75%	11/04/20	1,171,000	1,109,563	(b)
5.63%	09/21/35	134,000	136,949	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	600,000	608,250
Crown Castle International Corp.
7.13%	11/01/19	1,338,000	1,414,935
Crown Castle Towers LLC
4.88%	08/15/40	1,250,000	1,201,351	(b)
6.11%	01/15/40	652,000	680,245	(b)
CSN Islands XII Corp.
7.00%	09/29/49	200,000	197,000	(b)
CVS Caremark Corp.
3.25%	05/18/15	730,000	741,893
5.75%	06/01/17	264,000	293,740
6.13%	09/15/39	2,412,000	2,577,121	(h)
Denbury Resources Inc.
8.25%	02/15/20	662,000	718,270
Development Bank of Kazakhstan JSC
5.50%	12/20/15	200,000	201,500	(b)
Digicel Ltd.
8.25%	09/01/17	100,000	102,500	(b)
DirecTV Holdings LLC
4.75%	10/01/14	1,026,000	1,093,468
5.88%	10/01/19	798,000	867,301
Dolphin Energy Ltd.
5.89%	06/15/19	738,320	790,002	(b)
Drummond Company Inc.
9.00%	10/15/14	898,000	958,615	(b)
DTEK Finance BV
9.50%	04/28/15	500,000	517,500	(b)
Dubai Electricity & Water Authority
6.38%	10/21/16	400,000	386,952	(b)
7.38%	10/21/20	400,000	374,106	(b)
El Paso Corp.
8.05%	10/15/30	664,000	673,690
Empresa Nacional del Petroleo
5.25%	08/10/20	703,000	702,805	(b,h)
6.25%	07/08/19	1,300,000	1,402,803	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	1,500,000	1,545,000
European Investment Bank
4.88%	01/17/17	2,440,000	2,719,243	(h)
Exelon Corp.
4.90%	06/15/15	978,000	1,042,970
Exelon Generation Company LLC
6.25%	10/01/39	1,513,000	1,522,709
Expedia Inc.
5.95%	08/15/20	1,116,000	1,121,580

		Principal Amount	Fair Value

Export-Import Bank of Korea
5.88%	01/14/15	$87,000	$94,215
Fibria Overseas Finance Ltd.
7.50%	05/04/20	358,000	375,900	(b)
First Horizon National Corp.
5.38%	12/15/15	990,000	999,326
Forest Oil Corp.
7.25%	06/15/19	1,393,000	1,413,895
FPL Group Capital Inc.
2.60%	09/01/15	1,886,000	1,846,894
France Telecom S.A.
2.13%	09/16/15	945,000	919,898
Frontier Communications Corp.
8.25%	04/15/17	936,000	1,027,260
Gaz Capital SA for Gazprom
8.13%	07/31/14	100,000	113,000	(b)
9.25%	04/23/19	400,000	491,520
Gazprom Via Gaz Capital S.A.
5.09%	11/29/15	400,000	410,000	(b)
Georgia-Pacific LLC
5.40%	11/01/20	2,300,000	2,273,962	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	300,000	315,000	(b,j)
7.25%	04/26/22	300,000	322,500	(b)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	852,000	815,052	(b)
Goldman Sachs Capital I
6.35%	02/15/34	982,000	935,699
Hanesbrands Inc.
6.38%	12/15/20	763,000	724,850	(b)
Hartford Financial Services Group Inc.
5.50%	03/30/20	1,234,000	1,251,789
HCA Inc.
9.25%	11/15/16	1,646,000	1,756,076
Health Management Associates Inc.
6.13%	04/15/16	926,000	935,260
Hess Corp.
5.60%	02/15/41	944,000	937,140
Hidili Industry International Development Ltd.
8.63%	11/04/15	350,000	347,375	(b)
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	500,000	555,000
HSBC Finance Corp.
6.68%	01/15/21	3,683,000	3,720,865	(b)
Huntington BancShares Inc.
7.00%	12/15/20	693,000	729,654
Hydro Quebec
8.05%	07/07/24	820,000	1,142,576	(h)
Indo Integrated Energy BV
9.00%	06/01/12	300,000	315,729	(j)
Ingles Markets Inc.
8.88%	05/15/17	2,590,000	2,771,300

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	$676,000	$694,590
Intergas Finance BV
6.38%	05/14/17	100,000	105,000	(b)
6.88%	11/04/11	200,000	207,500
Intergen N.V.
9.00%	06/30/17	1,500,000	1,590,000	(b)
International Paper Co.
7.50%	08/15/21	1,624,000	1,918,210
IPIC GMTN Ltd.
3.13%	11/15/15	856,000	836,832	(b)
5.00%	11/15/20	856,000	838,797	(b)
Jarden Corp.
6.13%	11/15/22	758,000	723,890
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	846,000	872,303
JPMorgan Chase & Co.
5.13%	09/15/14	1,839,000	1,956,827
JPMorgan Chase Bank NA
5.88%	06/13/16	618,000	675,911
6.00%	10/01/17	2,300,000	2,549,693
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200,000	208,760	(b)
6.50%	05/11/11	300,000	304,125
KazMunaiGaz Finance Sub BV
7.00%	05/05/20	200,000	208,000	(b)
9.13%	07/02/18	100,000	117,000	(b)
11.75%	01/23/15	100,000	124,120	(b)
Korea Development Bank
3.25%	03/09/16	1,415,000	1,376,021
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	400,000	438,980	(b)
Korea National Oil Corp.
5.38%	07/30/14	500,000	534,809	(b)
Kraft Foods Inc.
4.13%	02/09/16	981,000	1,029,775
5.38%	02/10/20	2,761,000	2,971,579
6.50%	02/09/40	944,000	1,057,874
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	3,348,000	3,562,151
4.13%	10/15/14	1,094,000	1,189,501
4.50%	07/16/18	2,864,000	3,115,376
LBI Escrow Corp.
8.00%	11/01/17	629,000	695,831	(b)
Levi Strauss & Co.
7.63%	05/15/20	1,849,000	1,909,093
Lincoln National Corp.
6.25%	02/15/20	1,070,000	1,167,137
8.75%	07/01/19	1,120,000	1,400,950
Listrindo Capital BV
9.25%	01/29/15	400,000	451,148	(b)
Lloyds TSB Bank PLC
6.50%	09/14/20	1,117,000	1,027,676	(b)
Majapahit Holding BV
7.25%	10/17/11	348,000	360,180	(b)

		Principal Amount	Fair Value

7.75%	10/17/16 - 01/20/20	$1,125,000	$1,298,375	(b)
MBPS Finance Co.
11.25%	11/15/15	200,000	197,300	(b)
MDC-GMTN B.V.
7.63%	05/06/19	250,000	294,397	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	919,000	973,128
6.88%	04/25/18	544,000	595,331
MetroPCS Wireless Inc.
6.63%	11/15/20	1,368,000	1,303,020
Midamerican Energy Holdings Co.
6.13%	04/01/36	1,000,000	1,080,191
Morgan Stanley
5.50%	01/26/20	2,860,000	2,882,952
5.63%	09/23/19	1,367,000	1,393,907
6.00%	04/28/15	533,000	577,241
Morgan Stanley (Series F)
6.63%	04/01/18	2,440,000	2,646,836
Mylan Inc.
7.88%	07/15/20	950,000	1,023,625	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	200,000	218,000	(l)
Nalco Company
6.63%	01/15/19	429,000	438,653	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	545,000	546,440	(b)
5.00%	09/30/14	389,000	408,678	(b)
National Power Corp.
4.53%	08/23/11	517,000	526,799	(i)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	300,000	344,250
News America Inc.
6.65%	11/15/37	1,247,000	1,381,166
Nexen Inc.
6.40%	05/15/37	2,404,000	2,329,192
Nile Finance Ltd.
5.25%	08/05/15	100,000	103,000
Nisource Finance Corp.
6.13%	03/01/22	602,000	648,629
NRG Energy Inc.
7.38%	02/01/16	1,095,000	1,122,375
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	300,000	312,000	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	982,000	940,331
Pacific Gas & Electric Co.
5.80%	03/01/37	500,000	529,911
6.05%	03/01/34	2,318,000	2,537,976
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	112,500	(b)
PacifiCorp
6.00%	01/15/39	1,250,000	1,378,719
6.25%	10/15/37	153,000	173,389
PAETEC Holding Corp.
8.88%	06/30/17	424,000	452,620
Pemex Finance Ltd.
9.03%	02/15/11	13,250	13,361	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	$319,000	$324,209
Petroleos Mexicanos
4.88%	03/15/15	880,000	926,200
6.00%	03/05/20	270,000	286,200
8.00%	05/03/19	130,000	156,650
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	1,054,167	1,056,802
Petronas Capital Ltd.
5.25%	08/12/19	522,000	561,092	(b)
7.88%	05/22/22	200,000	257,660	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	418,463	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	605,000	664,306
Plains All American Pipeline LP Corp.
3.95%	09/15/15	866,000	894,819
4.25%	09/01/12	345,000	359,765
Plains Exploration & Production Co.
7.63%	06/01/18	1,006,000	1,058,815
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	1,600,000	1,855,218
7.39%	12/02/24	100,000	118,500	(b)
Prudential Financial Inc.
3.63%	09/17/12	342,000	354,933
3.88%	01/14/15	2,642,000	2,725,693
6.20%	11/15/40	983,000	1,039,868
7.38%	06/15/19	685,000	807,642
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	1,000,000	995,590	(b)
Qatari Diar Finance QSC (REIT)
3.50%	07/21/15	200,000	199,490	(b)
5.00%	07/21/20	300,000	298,576	(b)
Qtel International Finance Ltd.
6.50%	06/10/14	500,000	548,061	(b)
QVC Inc.
7.50%	10/01/19	1,328,000	1,397,720	(b)
RailAmerica Inc.
9.25%	07/01/17	796,000	874,605
Reliance Holdings USA Inc.
4.50%	10/19/20	250,000	238,538	(b)
Republic Services Inc.
5.25%	11/15/21	1,087,000	1,145,570
5.50%	09/15/19	822,000	896,421
Reynolds Group Issuer Inc.
7.75%	10/15/16	1,870,000	1,977,525	(b)
Roche Holdings Inc.
6.00%	03/01/19	1,649,000	1,917,522	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	1,542,000	1,490,536	(b)
RR Donnelley & Sons Co.
7.63%	06/15/20	1,166,000	1,248,921

		Principal Amount	Fair Value

RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	$400,000	$402,000	(b)
6.97%	09/21/16	200,000	199,500	(i)
Russian Railways
5.74%	04/03/17	200,000	207,840
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	140,000	137,989	(b)
6.30%	11/12/40	140,000	143,209	(b)
Solutia Inc.
7.88%	03/15/20	665,000	711,550
Southern Copper Corp.
5.38%	04/16/20	1,266,000	1,279,903
6.75%	04/16/40	1,097,000	1,135,940
7.50%	07/27/35	500,000	554,901
Spirit Aerosystems Inc.
7.50%	10/01/17	1,467,000	1,525,680
Suzano Trading Ltd.
5.88%	01/23/21	200,000	196,000	(b)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	1,500,000	1,627,500
Telecom Italia Capital S.A.
6.00%	09/30/34	763,000	633,153
Telefonica Emisiones SAU
3.73%	04/27/15	693,000	687,468
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	1,889,000	1,922,016
Textron Inc.
6.20%	03/15/15	1,934,000	2,110,124
TGI International Ltd.
9.50%	10/03/17	100,000	112,250
The AES Corp.
8.00%	10/15/17 - 06/01/20	1,233,000	1,305,307	(h)
The Goldman Sachs Group Inc.
3.70%	08/01/15	1,667,000	1,698,526
5.38%	03/15/20	2,584,000	2,670,205
6.75%	10/01/37	473,000	483,593
The Kroger Co.
6.15%	01/15/20	1,096,000	1,241,944
Ticketmaster Entertainment LLC
10.75%	08/01/16	500,000	541,250
Time Warner Cable Inc.
6.75%	07/01/18	1,864,000	2,172,826
7.50%	04/01/14	370,000	424,319
Time Warner Inc.
3.15%	07/15/15	1,924,000	1,954,819
5.88%	11/15/16	1,582,000	1,785,630
6.20%	03/15/40	1,240,000	1,318,187
TNK-BP Finance S.A.
6.13%	03/20/12	300,000	313,314
7.25%	02/02/20	33,000	35,887	(b)
Transocean Inc.
6.00%	03/15/18	287,000	301,434
6.80%	03/15/38	191,000	195,748
UnitedHealth Group Inc.
5.80%	03/15/36	717,000	727,419

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

UPC Germany GmbH
8.13%	12/01/17	$700,000	$731,500	(b)
USB Capital XIII Trust
6.63%	12/15/39	983,000	1,004,066
Valero Energy Corp.
6.13%	02/01/20	2,497,000	2,651,979	(h)
Verizon Communications Inc.
6.35%	04/01/19	2,443,000	2,819,598
6.40%	02/15/38	1,035,000	1,144,901
6.90%	04/15/38	536,000	625,165
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	257,000	277,560	(b)
Virgin Media Finance PLC
8.38%	10/15/19	700,000	764,750
Vnesheconombank Via VEB Finance Ltd.
6.80%	11/22/25	400,000	399,000	(b)
VTB Capital S.A.
6.47%	03/04/15	400,000	416,480	(b)
WEA Finance LLC (REIT)
6.75%	09/02/19	3,045,000	3,392,200	(b)
7.50%	06/02/14	343,000	389,291	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	1,657,000	1,740,311
Williams Partners LP
5.25%	03/15/20	1,236,000	1,281,238
6.30%	04/15/40	980,000	1,020,069
Windstream Corp.
7.88%	11/01/17	266,000	279,633
Woodside Finance Ltd.
4.50%	11/10/14	1,517,000	1,594,479	(b)
Wyeth
5.50%	03/15/13	1,364,000	1,491,366
Wynn Las Vegas LLC
7.88%	05/01/20	2,383,000	2,549,810
Xstrata Finance Canada Ltd.
5.80%	11/15/16	685,275	751,705	(b)
			281,149,339

Non-Agency Collateralized Mortgage Obligations — 3.2%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	980,000	987,306
5.74%	02/10/51	2,217,000	2,361,511	(h)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	2,212,000	2,373,363	(h)
Banc of America Commercial Mortgage Inc. (Class AJ)
5.70%	07/10/46	470,000	428,778	(i)
Banc of America Commercial Mortgage Inc. (Class C)
5.70%	04/10/49	400,000	70,270	(h,n)
Banc of America Funding Corp. (Class B1)
5.44%	03/20/36	181,319	3,334	(h,n)

		Principal Amount	Fair Value

Banc of America Mortgage Securities Inc. (Class B1)
4.62%	01/25/36	$152,455	$11,646	(h,n)
5.46%	02/25/36	156,075	13,439	(h,n)
Banc of America Mortgage Securities Inc. (Class B2)
4.62%	01/25/36	43,047	194	(h,n)
Bear Stearns Commercial Mortgage Securities
5.58%	09/11/41	1,700,000	1,720,551	(i)
5.76%	09/11/38	860,000	893,811	(i)
Bear Stearns Commercial Mortgage Securities (Class A M)
5.51%	04/12/38	1,050,000	1,118,094
Bear Stearns Commercial Mortgage Securities (Class A2)
5.41%	03/11/39	1,000,000	999,352	(h,i)
5.51%	04/12/38	648,863	650,364	(h)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	1,125,000	1,200,697	(h)
5.69%	06/11/50	5,950,000	6,307,584	(h)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.46%	03/11/39	600,000	565,232	(h,i)
5.72%	06/11/40	710,000	520,373	(h)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	580,000	584,926	(h)
5.92%	06/11/50	1,120,000	1,140,289	(h,n)
Citigroup Commercial Mortgage Trust (Class AJ)
5.73%	03/15/49	690,000	649,847	(h,i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	730,000	674,967	(h)
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	950,000	917,132
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	5,460,000	5,683,274
Countrywide Commercial Mortgage Trust (Class AJ)
5.49%	07/12/46	500,000	456,325	(i)
5.91%	06/12/46	1,050,000	995,595	(i)
Countrywide Commercial Mortgage Trust (Class AM)
5.46%	07/12/46	975,000	984,059	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	162,954	8,281	(h,n)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	682,000	715,271	(h)
Credit Suisse Mortgage Capital Certificates (Class C)
5.54%	02/15/39	500,000	364,583

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	$108,218	$8,372	(h,n)
Extended Stay America Trust
5.50%	11/05/27	1,970,000	1,939,504	(b)
Greenwich Capital Commercial Funding Corp.
5.88%	07/10/38	2,290,000	2,498,387	(i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	1,110,000	1,162,185
Greenwich Capital Commercial Funding Corp. (Class AM)
5.88%	07/10/38	1,720,000	1,771,428	(i)
Impac CMB Trust (Class 1A1)
10.83%	04/25/35	218,110	174,332	(d,h)
Indymac INDA Mortgage Loan Trust (Class B1)
4.50%	01/25/36	106,934	2,458	(h,n)
Indymac INDA Mortgage Loan Trust (Class B2)
4.50%	01/25/36	15,131	14	(h,n)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.07%	11/15/43	670,000	637,112	(b)
5.87%	04/15/45	860,000	891,822
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	2,860,000	3,079,190
5.44%	06/12/47	1,950,000	2,043,463
5.79%	02/12/51	3,460,000	3,685,335
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	2,465,000	2,499,182
5.90%	02/12/51	1,410,000	1,417,452
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.52%	04/15/43	690,000	581,515
LB-UBS Commercial Mortgage Trust (Class A2)
6.15%	04/15/41	2,460,000	2,666,459	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	630,000	671,965
5.16%	02/15/31	860,000	918,633
5.66%	03/15/39	3,987,000	4,284,411	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.15%	04/15/41	320,000	264,173	(i)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	26,936	2,884	(g,h,n,o)
Medallion Trust (Series 2005) (Class A)
5.60%	08/22/36	668,267	647,972	(d)

		Principal Amount	Fair Value

Merrill Lynch Mortgage Trust (Class AJ)
5.66%	05/12/39	$475,000	$435,300	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.66%	05/12/39	768,000	437,203
Morgan Stanley Capital I
5.16%	10/12/52	2,000,000	2,132,774	(i)
5.19%	11/14/42	480,000	516,730	(i)
5.73%	10/15/42	922,000	722,527
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	300,000	319,987	(h)
Morgan Stanley Capital I (Class A4)
5.33%	11/12/41	440,000	465,923
5.81%	08/12/41	380,000	417,238	(i)
5.81%	12/12/49	4,878,970	5,213,314
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	2,000,000	1,794,548	(h,i)
5.57%	11/12/49	980,000	918,452	(i)
5.73%	10/15/42	475,000	454,402	(i)
Morgan Stanley Capital I (Class AM)
6.11%	12/12/49	850,000	874,333	(i)
6.28%	01/11/43	910,000	934,501
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	150,000	134,791
Morgan Stanley Capital I (Series 2006) (Class AM)
5.44%	03/12/44	1,375,000	1,421,977	(i)
MortgageIT Trust (Class A1)
10.63%	08/25/35	1,527,801	1,169,118	(d)
OBP Depositor LLC Trust
4.65%	07/15/45	610,000	622,419	(b)
Opteum Mortgage Acceptance Corp. (Class A1A)
4.97%	02/25/35	86,751	83,824	(d,h)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	126,528	1	(h,n)
Residential Funding Mortgage Securities I (Class M2)
5.75%	01/25/36	19,770	2	(h,n)
Vornado DP LLC
6.36%	09/13/28	380,000	378,300	(b)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	780,000	382,477
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	1,100,000	1,118,114
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	1,390,000	1,366,979	(i)
5.74%	05/15/43	940,000	895,254	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	860,000	879,827	(i)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	$350,000	$307,899	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	870,000	877,138	(b)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	1,091,205	166,881	(h,n)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%	03/25/36	280,793	3	(h,n)
			90,690,932

Sovereign Bonds — 0.9%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	100,000	102,750	(b)
6.50%	06/10/19	500,000	548,750	(b)
Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100,000	110,250	(b)
8.25%	10/24/12	100,000	108,082
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	171,000	178,734	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	250,000	259,509	(b)
Government of Argentina
2.50%	12/31/38	214,767	96,108	(j)
5.00%	08/03/12	861,100	205,372	(d,i)
7.00%	10/03/15	307,494	295,963
8.28%	12/31/33	220,750	204,746
Government of Belize
6.00%	02/20/29	443,100	389,928	(j)
Government of Bermuda
5.60%	07/20/20	1,000,000	1,039,902	(b)
Government of Brazil
5.63%	01/07/41	330,000	327,525
5.88%	01/15/19	400,000	444,000
6.00%	02/20/29	171,100	150,568	(b,j)
8.00%	01/15/18	506,671	592,806	(h)
8.25%	01/20/34	266,000	354,445
Government of Brazilian
4.88%	01/22/21	1,323,000	1,349,460	(h)
Government of Colombia
6.13%	01/18/41	1,800,000	1,845,000	(h)
7.38%	03/18/19 - 09/18/37	200,000	238,500
Government of Costa Rica
10.00%	08/01/20	446,000	611,020	(b)
Government of Egypt
5.75%	04/29/20	300,000	309,000	(b,h)
Government of El Salvador
7.65%	06/15/35	280,000	296,100	(b)

		Principal Amount	Fair Value

Government of Grenada
2.50%	09/15/25	$350,200	$189,108	(b,j)
Government of Hungary
4.75%	02/03/15	1,500,000	1,466,229
Government of Lebanon
6.38%	03/09/20	436,000	454,547
Government of Lithuania
6.75%	01/15/15	200,000	216,016	(b)
7.38%	02/11/20	300,000	331,391	(b)
Government of Peruvian
6.55%	03/14/37	447,000	489,465
7.35%	07/21/25	100,000	121,650
Government of Philippine
6.38%	10/23/34	300,000	318,000
6.50%	01/20/20	186,000	214,830
Government of Poland
6.38%	07/15/19	74,000	82,896
Government of Qatar
4.00%	01/20/15	100,000	103,500	(b)
5.25%	01/20/20	400,000	422,000	(b)
6.40%	01/20/40	200,000	217,000	(b)
Government of South Africa
5.50%	03/09/20	443,000	471,241
Government of Turkey
5.63%	03/30/21	360,000	374,400
6.75%	05/30/40	2,100,000	2,289,000
Government of Ukraine
6.88%	03/04/11	343,000	344,286	(b)
Government of Uruguay
6.88%	09/28/25	220,478	251,345
Government of Venezuela
1.29%	04/20/11	134,000	129,980	(i)
10.75%	09/19/13	946,000	910,525
Government of Vietnam
1.30%	03/12/16	80,348	71,197	(i)
Korea Expressway Corp.
4.50%	03/23/15	400,000	411,250	(b)
Korea National Oil Corp.
2.88%	11/09/15	1,172,000	1,125,363	(b)
Lebanese Republic
5.15%	11/12/18	173,000	170,793
Province of Manitoba Canada
4.90%	12/06/16	330,000	367,535	(h)
Province of Quebec Canada
7.50%	09/15/29	495,000	679,711
Republic of Dominican
7.50%	05/06/21	300,000	323,250	(b)
9.50%	09/27/11	114,176	117,601
Republic of Ghana
8.50%	10/04/17	200,000	224,500	(b)
Russian Foreign Bond — Eurobond
3.63%	04/29/15	200,000	200,260	(b)
5.00%	04/29/20	300,000	300,000	(b)
7.50%	03/31/30	417,335	482,648	(j)
United Mexican States
5.13%	01/15/20	199,000	207,457
6.05%	01/11/40	400,000	409,000
			24,546,492

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Fair Value

Municipal Bonds and Notes — 0.2%
American Municipal Power-Ohio Inc.
8.08%	02/15/50	$695,000	$739,897
Municipal Electric Authority of Georgia
6.64%	04/01/57	1,869,000	1,826,947
New Jersey State Turnpike Authority
7.10%	01/01/41	495,000	536,496
7.41%	01/01/40	200,000	219,520
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	602,305
South Carolina State Public Service Authority
6.45%	01/01/50	495,000	508,221
			4,433,386

Total Bonds and Notes (Cost $824,045,481)			831,563,001
		Number of Shares	Fair Value
Exchange Traded Funds — 0.5%
Financial Select Sector SPDR Fund		170,926	$2,726,270	(m)
Industrial Select Sector SPDR Fund		310,169	10,824,898	(m)
iShares MSCI Emerging Markets Index Fund		12,505	595,488

Total Exchange Traded Funds (Cost $16,190,148)			14,146,656
Other Investments—0.2%
GEI Investment Fund (Cost $5,594,377)			5,314,658	(k)

Total Investments in Securities (Cost $2,444,205,027)			2,705,423,727
Short-Term Investments — 8.6%

Short-Term Investments — 5.0%

GE Money Market Fund Institutional Class 0.00%			142,670,718	(d,k)

		Principal Amount	Fair Value

Time Deposit — 0.1%

State Street Corp.
0.01%	01/03/11	$1,864,637	$1,864,637	(e)

U.S. Treasuries — 2.8%

U.S. Treasury Bill
0.07%	02/03/11	50,000,000	49,994,097	(d)
0.10%	02/10/11	31,200,000	31,197,504	(d)
			81,191,601

Federal Agencies — 0.7%

Federal Home Loan Bank Discount Notes
0.10%	02/16/11	21,000,000	20,997,816	(d)

Total Short-Term Investments (Cost $246,721,622)			246,724,772

Total Investments (Cost $2,690,926,649)			2,952,148,499

Liabilities in Excess Of Other Assets, net — (2.9)%			(83,607,103)

NET ASSETS — 100.0%			$2,868,541,396

Other Information

The Fund had the following long futures contracts open at December 31, 2010

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
DJ Euro Stoxx 50 Index Futures	March 2011	92	$3,448,429	$(52,344)
FTSE 100 Index Futures	March 2011	35	3,229,233	25,205
Russell 2000 Mini Index Futures	March 2011	323	25,268,290	386,631
S&P 500 EMini Index Futures	March 2011	37	2,318,050	23,312
S&P Midcap 400 Emini Index Futures	March 2011	75	6,789,750	71,420
Topix Index Futures	March 2011	15	1,657,111	21,615
2 Yr. U.S.Treasury Notes Futures	March 2011	500	109,453,125	(148,062)
5 Yr. U.S.Treasury Notes Futures	March 2011	129	15,185,719	(230,136)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

The Fund had the following short futures contracts open at December 31, 2010

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 EMini Index Futures	March 2011	17	$(1,065,050)	$(2,351)
Ultra long U.S.Treasury Bond Futures	March 2011	255	(32,408,906)	(41,904)
10 Yr. U.S.Treasury Notes Futures	March 2011	1100	(132,481,250)	1,672,285

				$1,725,671

The Fund was invested in the following countries at December 31, 2010 (unaudited):

Country	Percentage (based on Fair Value)
United States	70.97%
United Kingdom	4.60%
Germany	3.32%
Japan	3.05%
France	2.45%
Canada	2.05%
Switzerland	1.96%
China	1.57%
Brazil	1.39%
Taiwan	0.87%
South Korea	0.81%
Netherlands	0.68%
Australia	0.66%
Spain	0.60%
Russian Federation	0.52%
India	0.51%
Hong Kong	0.41%
South Africa	0.37%
Mexico	0.36%
Italy	0.30%
Chile	0.22%
Sweden	0.22%
Turkey	0.17%
Philippines	0.16%
Ireland	0.14%
United Arab Emirates	0.14%
Indonesia	0.14%
Denmark	0.13%
Peru	0.12%
Supranationals	0.12%
Thailand	0.09%
Colombia	0.08%
Malaysia	0.08%
Egypt	0.07%
Israel	0.06%
Kazakhstan	0.06%

Country	Percentage (based on Fair Value)
Ukraine	0.06%
Qatar	0.06%
Bermuda	0.06%
Hungary	0.05%
Trinidad And Tobago	0.04%
Bolivarian Republic of Venezuela	0.03%
Czech Republic	0.03%
Argentina	0.03%
Lebanon	0.02%
Costa Rica	0.02%
El Salvador	0.02%
Lithuania	0.02%
Belize	0.02%
Panama	0.02%
Dominican Republic	0.01%
Jamaica	0.01%
Uruguay	0.01%
Ghana	0.01%
Sri Lanka	0.01%
Oman	0.01%
Grenada	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2010 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.00%	2.84%	3.84%
Integrated Oil & Gas	1.02%	1.99%	3.01%
Semiconductors	1.16%	0.91%	2.07%
Communications Equipment	1.33%	0.54%	1.87%
Wireless Telecommunication Services	0.87%	0.84%	1.71%
Pharmaceuticals	0.87%	0.78%	1.65%
Systems Software	1.64%	0.00%	1.64%
Asset Management & Custody Banks	1.54%	0.02%	1.56%
Fertilizers & Agricultural Chemicals	0.50%	0.98%	1.48%
Steel	0.66%	0.81%	1.47%
Life & Health Insurance	0.64%	0.81%	1.45%
Automobile Manufacturers	0.16%	1.27%	1.43%
Diversified Metals & Mining	0.12%	1.29%	1.41%
Internet Software & Services	0.69%	0.71%	1.40%
Biotechnology	1.39%	0.00%	1.39%
Packaged Foods & Meats	0.50%	0.82%	1.32%
Oil & Gas Equipment & Services	1.31%	0.00%	1.31%
Aerospace & Defense	0.74%	0.53%	1.27%
Industrial Conglomerates	0.02%	1.13%	1.15%
Healthcare Services	0.89%	0.22%	1.11%
Household Products	0.54%	0.54%	1.08%
Industrial Gases	0.49%	0.55%	1.04%
Investment Banking & Brokerage	0.67%	0.35%	1.02%
Specialized Finance	0.73%	0.28%	1.01%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

Industry	Domestic	Foreign	Total
Oil & Gas Exploration & Production	0.92%	0.09%	1.01%
Healthcare Equipment	0.95%	0.00%	0.95%
Life Sciences Tools & Services	0.88%	0.02%	0.90%
Soft Drinks	0.82%	0.00%	0.82%
Data Processing & Outsourced Services	0.80%	0.00%	0.80%
Electric Utilities	0.70%	0.06%	0.76%
Integrated Telecommunication Services	0.44%	0.27%	0.71%
Electrical Components & Equipment	0.32%	0.39%	0.71%
IT Consulting & Other Services	0.43%	0.27%	0.70%
Application Software	0.34%	0.34%	0.68%
Industrial Machinery	0.30%	0.35%	0.65%
Computer Hardware	0.65%	0.00%	0.65%
Multi-Utilities	0.21%	0.41%	0.62%
Movies & Entertainment	0.55%	0.00%	0.55%
Multi-Line Insurance	0.25%	0.30%	0.55%
Home Improvement Retail	0.55%	0.00%	0.55%
Cable & Satellite	0.52%	0.00%	0.52%
Advertising	0.52%	0.00%	0.52%
Construction & Engineering	0.08%	0.43%	0.51%
Construction & Farm Machinery & Heavy Trucks	0.27%	0.23%	0.50%
Security & Alarm Services	0.33%	0.15%	0.48%
Exchange Traded Fund	0.48%	0.00%	0.48%
General Merchandise Stores	0.45%	0.00%	0.45%
Food Retail	0.00%	0.45%	0.45%
Apparel, Accessories & Luxury Goods	0.20%	0.19%	0.39%
Regional Banks	0.23%	0.16%	0.39%
Office REITs	0.38%	0.00%	0.38%
Electronic Components	0.07%	0.30%	0.37%
Healthcare Supplies	0.00%	0.36%	0.36%
Hypermarkets & Super Centers	0.04%	0.31%	0.35%
Specialized REITs	0.34%	0.00%	0.34%
Real Estate Services	0.34%	0.00%	0.34%
Coal & Consumable Fuels	0.13%	0.19%	0.32%
Trading Companies & Distributors	0.13%	0.19%	0.32%
Property & Casualty Insurance	0.28%	0.00%	0.28%
Hotels, Resorts & Cruise Lines	0.24%	0.02%	0.26%
Diversified Capital Markets	0.00%	0.24%	0.24%
Diversified Support Services	0.09%	0.14%	0.23%
Diversified Real Estate Activities	0.01%	0.22%	0.23%
Retail REITs	0.23%	0.00%	0.23%
Oil & Gas Storage & Transportation	0.23%	0.00%	0.23%
Railroads	0.23%	0.00%	0.23%
Apparel Retail	0.15%	0.08%	0.23%
Home Furnishing Retail	0.22%	0.00%	0.22%
Agricultural Products	0.10%	0.08%	0.18%
Thrifts & Mortgage Finance	0.17%	0.00%	0.17%
Residential REITs	0.16%	0.00%	0.16%
Home Entertainment Software	0.16%	0.00%	0.16%
Research & Consulting Services	0.16%	0.00%	0.16%

Industry	Domestic	Foreign	Total
Computer Storage & Peripherals	0.15%	0.00%	0.15%
Broadcasting	0.10%	0.05%	0.15%
Gold	0.00%	0.14%	0.14%
Semiconductor Equipment	0.14%	0.00%	0.14%
Casinos & Gaming	0.12%	0.01%	0.13%
Air Freight & Logistics	0.13%	0.00%	0.13%
Restaurants	0.13%	0.00%	0.13%
Marine	0.00%	0.13%	0.13%
Building Products	0.00%	0.13%	0.13%
Healthcare Technology	0.13%	0.00%	0.13%
Construction Materials	0.00%	0.13%	0.13%
Human Resource & Employment Services	0.00%	0.13%	0.13%
Distillers & Vintners	0.00%	0.12%	0.12%
Oil & Gas Drilling	0.01%	0.09%	0.10%
Consumer Finance	0.10%	0.00%	0.10%
Reinsurance	0.09%	0.00%	0.09%
Healthcare Distributors	0.07%	0.01%	0.08%
Diversified REITs	0.08%	0.00%	0.08%
Tobacco	0.07%	0.00%	0.07%
Independent Power Producers & Energy Traders	0.06%	0.01%	0.07%
Distributors	0.07%	0.00%	0.07%
Personal Products	0.05%	0.01%	0.06%
Department Stores	0.05%	0.00%	0.05%
Home Building	0.05%	0.00%	0.05%
Electronic Manufacturing Services	0.00%	0.05%	0.05%
Specialty Chemicals	0.05%	0.00%	0.05%
Industrial REITs	0.05%	0.00%	0.05%
Brewers	0.03%	0.02%	0.05%
Food Distributors	0.03%	0.02%	0.05%
Environmental & Facilities Services	0.05%	0.00%	0.05%
Drug Retail	0.05%	0.00%	0.05%
Oil & Gas Refining & Marketing	0.00%	0.04%	0.04%
Diversified Chemicals	0.04%	0.00%	0.04%
Real Estate Development	0.00%	0.03%	0.03%
Electronic Equipment & Instruments	0.00%	0.03%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Paper Packaging	0.03%	0.00%	0.03%
Trucking	0.02%	0.00%	0.02%
Real Estate Operating Companies	0.01%	0.01%	0.02%
Managed Healthcare	0.02%	0.00%	0.02%
Water Utilities	0.02%	0.00%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Education Services	0.00%	0.02%	0.02%
Footwear	0.02%	0.00%	0.02%
Office Electronics	0.01%	0.00%	0.01%
Heavy Electrical Equipment	0.00%	0.01%	0.01%
Consumer Electronics	0.00%	0.01%	0.01%
Publishing	0.01%	0.00%	0.01%
Office Services & Supplies	0.01%	0.00%	0.01%
Internet Retail	0.00%	0.01%	0.01%

			63.29%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2010

Sector	Percentage (based on Fair Value)
Corporate Notes	9.52%
Agency Mortgage Backed	8.70%
U.S. Treasuries	4.74%
Non-Agency Collateralized Mortgage Obligations	3.07%
Sovereign Bonds	0.83%
Agency Collateralized Mortgage Obligations	0.62%
Asset Backed	0.54%
Municipal Bonds and Notes	0.15%

28.17%

Short Term and Other Investments
Short-Term	8.36%
Other Investments	0.18%

8.54%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the funds have bought and the diversity of areas in which the funds may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to $86,622,251 or 3.02% of the net assets of the Fund. These securities have been determined to be liquid using procedures established by the Board of Directors (unaudited).

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These type of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010 .

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

(l)	Securities at default.

(m)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(n)	Illiquid securities. At December 31, 2010, these securities amounted to $2,973,654 or 0.10% of net assets for the Fund. These securities have been determined to be illiquid using procedures established by the Board of Directors (unaudited).

(o)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

NVDR	Non-Voting Depository Receipt

Regd.	Registered

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard & Poors Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/10		12/31/09		12/31/08(d)		12/31/07		12/31/06
Inception date	—		—		—		—		7/1/85
Net asset value, beginning of period	$15.18		$12.75		$18.61		$17.69		$16.04
Income/(loss) from investment operations:
Net investment income	0.23	**	0.20	**	0.35	**	0.35		0.36
Net realized and unrealized gains/(losses) on investments	1.23		2.45		(5.80)		1.71		1.84
Total income/(loss) from investment operations	1.46		2.65		(5.45)		2.06		2.20
Less distributions from:
Net investment income	0.22		0.19		0.34		0.35		0.31
Net realized gains	—		—		0.07		0.79		0.24
Return of capital	—		0.03		—		—		—
Total distributions	0.22		0.22		0.41		1.14		0.55
Net asset value, end of period	$16.42		$15.18		$12.75		$18.61		$17.69
TOTAL RETURN(a)	9.64%		20.81%		(29.28)%		11.68%	(b)	13.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,152,587		$1,131,038		$989,975		$1,525,002		$1,390,230
Ratios to average net assets:
Net investment income	1.51%		1.47%		2.16%		2.20%		2.33%
Net Expenses	0.69%	(b)(c)	0.67%	(b)(c)	0.51%	(b)(c)	0.52%	(c)	0.48%	(c)
Gross Expenses	0.73%		0.70%		0.55%		0.56%		0.53%
Portfolio turnover rate	148%		174%		203%		176%		138%

	CLASS 2
	12/31/10		12/31/09		12/31/08(d)		12/31/07		12/31/06
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$15.13		$12.71		$18.56		$17.68		$17.03
Income/(loss) from investment operations:
Net investment income	0.22	**	0.19	**	0.35	**	0.38		0.26
Net realized and unrealized gains/(losses) on investments	1.23		2.45		(5.80)		1.67		0.94
Total income/(loss) from investment operations	1.45		2.64		(5.45)		2.05		1.20
Less distributions from:
Net investment income	0.22		0.19		0.33		0.38		0.31
Net realized gains	—		—		0.07		0.79		0.24
Return of capital	—		0.03		—		—		—
Total distributions	0.22		0.22		0.40		1.17		0.55
Net asset value, end of period	$16.36		$15.13		$12.71		$18.56		$17.68
TOTAL RETURN(a)	9.59%		20.76%		(29.33)%		11.63%	(b)	7.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,044		$18,140		$12,830		$15,281		$1
Ratios to average net assets:
Net investment income	1.46%		1.41%		2.11%		1.75%		2.33%
Net Expenses	0.74%	(b)(c)	0.72%	(b)(c)	0.56%	(b)(c)	0.56%	(c)	0.57%	(c)
Gross Expenses	0.78%		0.75%		0.60%		0.59%		0.64%
Portfolio turnover rate	148%		174%		203%		176%		138%

The accompanying Notes are an integral part of these financial statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 3
	12/31/10		12/31/09		12/31/08(d)		12/31/07		12/31/06
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$15.15		$12.73		$ 18.59		$ 17.69		$ 17.03
Income/(loss) from investment operations:
Net investment income	0.19	**	0.17	**	0.34	**	0.35		0.12
Net realized and unrealized gains/(losses) on investments	1.23		2.45		(5.80)		1.69		1.10
Total income/(loss) from investment operations	1.42		2.62		(5.46)		2.04		1.22
Less distributions from:
Net investment income	0.19		0.17		0.33		0.35		0.32
Net realized gains	—		—		0.07		0.79		0.24
Return of capital	—		0.03		—		—		—
Total distributions	0.19		0.20		0.40		1.14		0.56
Net asset value, end of period	$16.38		$15.15		$ 12.73		$ 18.59		$ 17.69
TOTAL RETURN(a)	9.37%		20.57%		(29.37)%		11.56%	(b)	7.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,691,910		$1,421,191		$1,110,117		$1,173,708		$396,349
Ratios to average net assets:
Net investment income	1.26%		1.26%		2.05%		2.04%		2.09%
Net Expenses	0.94%	(b)(c)	0.87%	(b)(c)	0.61%	(b)(c)	0.61%	(c)	0.62%	(c)
Gross Expenses	0.98%		0.91%		0.65%		0.65%		0.69%
Portfolio turnover rate	148%		174%		203%		176%		138%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund (“GE Money Market Fund”).
(c)	Reflects GE Asset Management’s contractual arrangement with GE Investments Funds, Inc. to limit the Fund’s total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis.
(d)	Less than $0.01 per share of the distribution paid was from Return of Capital.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at Fair Value (cost $2,438,610,650)	$2,700,109,069
Investments in affiliated securities, at Fair Value (cost $5,594,377)	5,314,658
Short-term Investments at Fair Value (cost $104,050,904)	104,054,054
Short-term affiliated investments (at amortized cost)	142,670,718
Foreign cash (cost $183,343)	185,956
Receivable for investments sold	1,185,037
Income receivables	10,050,777
Receivable for fund shares sold	367,149
Variation margin receivable	1,784
Other assets	2,343,895
Total Assets	2,966,283,097

LIABILITIES
Payable for investments purchased	93,188,674
Payable for fund shares redeemed	577,710
Payable to GEAM	1,909,632
Accrued other expenses	966,389
Variation margin payable	1,098,629
Other liabilities	667
Total Liabilities	97,741,701
NET ASSETS	$2,868,541,396

NET ASSETS CONSIST OF:
Capital paid in	2,929,176,252
Undistributed (distribution in excess of) net investment income	(435,606)
Accumulated net realized gain (loss)	(323,214,996)
Net unrealized appreciation/ (depreciation) on:
Investments	261,221,850
Futures	1,725,671
Foreign currency related transactions	68,225
NET ASSETS	$2,868,541,396

Class 1:

NET ASSETS	1,152,587,247
Shares outstanding ($0.01 par value; unlimited shares authorized)	70,211,244
Net asset value per share	$16.42

Class 2:

NET ASSETS	24,044,011
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,469,997
Net asset value per share	$16.36

Class 3:

NET ASSETS	1,691,910,138
Shares outstanding ($0.01 par value; unlimited shares authorized)	103,319,600
Net asset value per share	$16.38

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividend	$30,972,056
Interest	28,630,128
Interest from affiliated investments	39,668
Less: Foreign taxes withheld	(1,783,446)
Total Income	57,858,406

Expenses:
Advisory and administrative fees	13,189,403
Distributors Fees (Note 6)
Class 1	2,216,466
Class 2	49,187
Class 3	6,767,053
Transfer agent fees	31,109
Directors’ fees	82,428
Custody and accounting expenses	240,058
Professional fees	117,528
Other expenses	281,932
Total expenses before waiver and reimbursement	22,975,164
Less: Expenses Waived or borne by the adviser	(455,294)
Less: Expenses reimbursed by the adviser	(490,828)
Net expenses	22,029,042
Net investment income (loss)	35,829,364

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	6,643,668
Futures	10,931,394
Foreign currency transactions	(381,092)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	197,207,845
Futures	(1,718,964)
Foreign currency transactions	66,335
Net realized and unrealized gain (loss) on investments	212,749,186
Net increase (decrease) in net assets resulting from operations	$248,578,550

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$35,829,364	$30,584,208
Net realized gain (loss) on investments, futures and foreign currency transactions	17,193,970	(210,288,844)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions	195,555,216	613,358,473
Net increase (decrease) from operations	248,578,550	433,653,837
Distributions to shareholders from :
Net investment income
Class 1	(15,446,329)	(14,381,282)
Class 2	(317,323)	(226,665)
Class 3	(19,259,147)	(16,093,364)
Return of capital
Class 1	—	(2,092,585)
Class 2	—	(32,981)
Class 3	—	(2,341,706)
Total distributions	(35,022,799)	(35,168,583)
Increase (decrease) in net assets from operations and distributions	213,555,751	398,485,254
Share transactions :
Proceeds from sale of shares
Class 1	7,620,320	14,984,009
Class 2	5,626,979	3,853,694
Class 3*	192,903,673	129,173,281
Class 4	—	51,043,749
Value of distributions reinvested
Class 1	15,446,329	16,473,867
Class 2	317,323	259,646
Class 3	19,259,147	18,435,070
Class 4	—	—
Cost of shares redeemed
Class 1	(89,418,651)	(70,379,890)
Class 2	(1,701,770)	(1,548,125)
Class 3	(65,437,159)	(46,736,037)
Class 4*	—	(55,604,507)
Net increase (decrease) from share transactions	84,616,191	59,954,757
Total increase (decrease) in net assets	298,171,942	458,440,011

NET ASSETS
Beginning of period	2,570,369,454	2,111,929,443
End of period	$2,868,541,396	$2,570,369,454
Undistributed (distribution in excess of) net investment income, end of period	$(435,606)	$(388,440)

*	Shares of Class 4 ($51,960,307) were transferred to Class 3 on November 9, 2009, the class was also closed.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) Changes in Fund Shares
	Year Ended December 31, 2010	Year Ended December 31, 2009
CHANGES IN FUND SHARES

Class 1
Shares sold	495,434	1,110,679
Issued for distributions reinvested	941,849	1,079,530
Shares redeemed	(5,752,425)	(5,243,835)
Net increase (decrease) in fund shares	(4,315,142)	(3,053,626)

Class 2
Shares sold	363,249	288,188
Issued for distributions reinvested	19,420	17,071
Shares redeemed	(111,812)	(115,478)
Net increase (decrease) in fund shares	270,857	189,781

Class 3
Shares sold	12,570,250	9,005,295
Issued for distributions reinvested	1,177,209	1,210,423
Shares redeemed	(4,260,891)	(3,600,902)
Net increase (decrease) in fund shares	9,486,568	6,614,816

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the “Fund”), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers three share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1, Class 2 and Class 3. Classes 2 and 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Notes to Financial Statements	December 31, 2010

Derivatives The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting

Notes to Financial Statements	December 31, 2010

fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer

Notes to Financial Statements	December 31, 2010

supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term investments of sufficient credit quality with remaining sixty days or less at the time of purchase are valued on a basis of amortized cost, which approximates market value and those are included in Level 2.

The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Notes to Financial Statements	December 31, 2010

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Domestic Equity	$1,096,327,790	$—	$—	$1,096,327,790
Foreign Equity	734,610,251	—	—	734,610,251
U.S. Treasuries	—	139,808,090	—	139,808,090
Agency Mortgage Backed	—	256,751,181	—	256,751,181
Agency CMOs	—	17,394,552	780,609	18,175,161
Asset Backed	—	16,008,420	—	16,008,420
Corporate Notes	—	281,149,339	—	281,149,339
Non-Agency CMOs	—	90,690,725	207	90,690,932
Sovereign Bonds	—	24,546,492	—	24,546,492
Municipal Notes and Bonds	—	4,433,386	—	4,433,386
Exchange Traded Funds	14,146,656	—	—	14,146,656
Preferred Stock	23,428,506	—	—	23,428,506
Rights	—	32,865	—	32,865
Other Investments	—	5,314,658	—	5,314,658
Short-Term Investments	142,670,718	104,054,054	—	246,724,772

Total Investments in Securities	$2,011,183,921	$940,183,762	$780,816	$2,952,148,499

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$2,200,468	$—	$—	$2,200,468
Futures Contracts — Unrealized Depreciation	(474,797)	—	—	(474,797)

Total Other Financial Instruments	$1,725,671	$—	$—	$1,725,671

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

	Agency Mortgage Backed	Agency CMOs	Asset Backed	Corporate Notes	Non-Agency CMOs	Total
Balance at 12/31/09	$26,508,818	$1,747,108	$317,855	$1,180,014	$125,463	$29,879,258
Accrued discounts/premiums	—	(208,544)	—	(1,994)	—	(210,538)
Realized gain (loss)	91,655	(50,124)	—	27,683	(535,152)	(465,938)
Change in unrealized gain (loss)	(64,872)	(84,800)	—	(20,655)	671,253	500,926
Net purchases (sales)	(19,172,663)	(1,694,749)	—	(386,173)	(169,181)	(21,422,766)
Net transfers in and out of Level 3	(7,362,938)	1,071,718	(317,855)	(798,875)	(92,176)	(7,500,126)
Balance at 12/31/10	$—	$780,609	$—	$—	$207	$780,816
Change in unrealized gain (loss) relating to securities still held at 12/31/10	$—	$23,814	$—	$—	$80,348	$104,162

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

Notes to Financial Statements	December 31, 2010

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)

Total Return Fund
Interest Rate Contracts	Assets, Net Assets -	1,672,285	*	Liabilities, Net Assets -	(420,102	)*
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures
Equity Contracts	Assets, Net Assets -	528,183	*	Liabilities, Net Assets -	(54,695	)*
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)

Total Return Fund
Equity Contracts	Realized gain/(loss) on	461,769,051/	18,643,264	(2,662,543)
	futures, Increase/(decrease)	(637,188,799)
	in unrealized appreciation/
	(depreciation) on Futures
Interest Rate Contracts	Realized gain/(loss) on	2,061,611,203/	(7,711,870)	943,579
	futures, Increase/(decrease)	(2,101,276,517)
	in unrealized appreciation/
	(depreciation) on Futures
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the
Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund.

For periods prior to May 1, 2010: Pursuant to an expense limitation agreement with the Fund, GEAM had agreed to limit the advisory and administrative fees paid by the Fund

Notes to Financial Statements	December 31, 2010

on an annual basis to 0.48% of the average daily net assets of the Fund. The advisory and administrative fee reduced by GEAM may however be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund’s Class 1 shares, after giving effect to the recoupment, would not exceed 0.80% for the fiscal year in which the recoupment is made. This agreement was terminated on April 30, 2010.

Effective May 1, 2010: GEAM has entered into contractual arrangement with the Company to limit other expenses of each share class of the Fund (excluding applicable Investor Service Plan fee of 0.20%) at or below 0.03% on an annualized basis. Expense borne by GEAM pursuant to the expense limitation agreement may be recouped by GEAM for up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause the Company to exceed its expense limit. Unless earlier terminated or cancelled, this agreement will continue in effect until April 30, 2011. The agreement may be terminated or amended by the mutual consent of the Company and GEAM.

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Services Plan (the “Services Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Services Plan were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Services Plan provides that during any fiscal year, the amount of compensation paid under the Services Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1, Class 2 and Class 3 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 2 and Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 2 and Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 2 and Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under each 12b-1 Plan may not exceed: 0.25% for Class 2 shares and 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2010, were as follows:

U.S. Government Securities
Purchases	Sales
$2,161,483,909	$2,054,601,843

Other Securities
Purchases	Sales
$1,592,537,336	$1,339,540,717

Notes to Financial Statements	December 31, 2010

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax cost of investments is as follows:

Cost for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Appreciation/ (Depreciation)	Net Tax Appreciation on Derivatives, Currency	Undistributed Income	Undistributed (Accumulated Capital Loss)	Post October Losses
$2,751,464,478	$321,450,114	$(120,766,093)	$200,684,021	$38,481	$76,485	$(261,349,617)	$(84,226)

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$ 9,200,542	12/31/2016
252,149,075	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $12,523,032 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$—	$84,226

The tax composition of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$35,022,799	$—
2009	30,701,311	—

Distributions to Shareholders The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency transactions, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, distributions from Real Estate Investment Trusts (REITs), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(853,731)	$765,630	$88,101

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

Advisory and Administrative Agreement Approvals	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, Urdang Securities Management, Inc. (“Urdang”), at meetings held on December 3 and December 10, 2010.

The Board also was not asked to consider for renewal the Investment Sub-Advisory Agreement with Palisade Capital Management, L.L.C. (“Palisade”) at this time since it was approved by the Board on June 9, 2010 (a description of this approval process is disclosed in the Fund’s semi-annual report to shareholders dated June 30, 2010) and has an initial term of two years. It is expected to be reviewed during next year’s contract renewal process.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and Urdang. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Urdang were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from Urdang a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and Urdang, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Urdang. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and Urdang, taking into account their extensive past experiences with GEAM and their multi-year experience with Urdang for another fund the Board oversees. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of

Advisory and Administrative Agreement Approvals	(unaudited)

other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by Urdang, the Board members focused on Urdang’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Urdang continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of Urdang about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang by GEAM, and the cost of the services provided to the Fund by GEAM and Urdang . The Board members reviewed the information they had requested from GEAM and Urdang concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by Urdang in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and Urdang for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to Urdang. The Board members previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM and Urdang should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of declining Fund assets over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Urdang from their relationship with the Fund was not unreasonable or excessive.

Advisory and Administrative Agreement Approvals	(unaudited)

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a significant decline in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and Urdang, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. The Board members also reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by Urdang. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and Urdang may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.
**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.
***	Effective January, 2011.

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Money Market Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Money Market Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Money Market Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Money Market Fund	(unaudited)

Michael E. Martini

The Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund.

Michael E. Martini is a Vice President and a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Adam W. Ackermann is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

James C. Gannon is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Q.	How did the GE Investments Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, Class 1 shares of the Money Market Fund returned 0.00%. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.14% and the Fund’s Morningstar peer group of 104 US Insurance Money Market Taxable funds returned on average of -0.01% for the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the fiscal period.

A.	2010 was a challenging year for money market funds to provide attractive yields/returns. The Federal Reserve kept its fed funds target at 0-0.25% throughout the entire year. The level and movement of LIBOR rates had a large affect on other short term investment yields (i.e., commercial paper, certificates of deposit and floating rate notes). 3-month LIBOR began to rise in the first quarter after the Treasury announced plans to restart the Supplementary Financing Program effectively removing $200 billion of excess reserves and money market funds lost $300 billion in assets. A confluence of factors pressured LIBOR rates higher in the second quarter including 1) Europe’s banking and sovereign debt crisis, 2) $170 billion decline in money market fund assets and 3) new SEC rules addressing very short-term liquidity requirements becoming effective. By the end of June, 3-month LIBOR had risen to 53 basis points from 25 bps at the beginning of the year and the 3-month LIBOR-OIS spread had widened from 12 to 33 basis points.

2

(unaudited)

LIBOR rates dropped and the LIBOR-OIS spread narrowed back to roughly end of March levels in the third quarter as the drain on money market fund assets subsided. The Fed announced a second round of quantitative easing (QE 2) in November that although directly impacted longer treasury yields, did have residual effects on money market rates, including repo. Although the European sovereign/banking crisis continued unresolved by yearend 2010, LIBOR rates remained unchanged in the fourth quarter. While improving U.S. economic fundamentals caused a repricing in the forward Fed Funds market, money market yields remained depressed at yearend.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change to the Fund during 2010 resulted from the new SEC amendments to Rule 2a-7 governing money market mutual funds. Among the amendments were guidelines addressing liquidity, something not done before. These included minimum levels of securities/cash maturing in both 1-day and 7-days. Since the SEC deemed all US Treasury securities to be liquid and hence satisfy the 2 new liquidity requirements, about 10% of the Fund’s assets were allocated to US Treasuries. The US Government/Agency allocation remained at about 25%, so the Fund’s overall “Government” allocation grew to 35%.

From the credit perspective, purchases of Irish banks (guaranteed by the Republic of Ireland) were curtailed. This was in response to the fallout of the European banking and sovereign debt crisis, and Ireland’s forced bailout.

3

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 - December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	1,000.00	1.41
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.52	1.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.28% (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
**	Actual Fund Return for the six-month period ended December 31, 2010 was: 0.00%. Past performance does not guarantee future results.

4

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-terms U.S. dollar-denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	104	103	99
Peer group average annual total return:	-0.01%	2.26%	2.04%
Morningstar category in peer group: U.S. Insurance Money Market Taxable

Sector Allocation

as a % of Fair Value of $268,486 (in thousands) on December 31, 2010 (b) (c)

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 7/1/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Money Market Fund	0.00%	2.40%	2.19%	12,423
90 Day T-Bill	0.14%	2.17%	2.16%	12,380

Fund Yield

for the Periods Ended December 31, 2010

	Fund	Money Fund Report
7-day current	0.00%	0.07%
7-day effective	0.00%	0.07%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but could be slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 2010.

**	IBC’s Money Fund report provides average yield for all major money market funds.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Money Market Fund

Schedule of Investments	December 31, 2010

Money Market Fund

		Principal Amount	Amortized Cost
Short-Term Investments — 100.8% †

U.S. Treasury — 10.5%

U.S. Treasury Bills
0.13%	02/17/11	$8,250,000	$8,248,600	(a)

U.S. Treasury Notes
0.88%	02/28/11 - 04/30/11	13,900,000	13,920,365
1.00%	07/31/11	5,800,000	5,826,381
			27,995,346

U.S. Government Agency and Related — 8.6%

FHLB Disc Corp
0.17%	02/02/11 - 02/16/11	13,700,000	13,697,688	(a)

FNMA Discount Note
0.27%	01/05/11	5,150,000	5,149,846	(a)

Freddie Mac
0.35%	04/01/11	4,050,000	4,052,588	(a,c)
			22,900,122

Foreign Agency — 2.3%

KFW
3.25%	02/15/11	5,990,000	6,011,207

Commercial Paper — 20.1%

Banco Bilbao Viz London
0.50%	02/25/11	4,250,000	4,246,753	(a)

Commonwealth Bank Australia
0.27%	02/25/11	8,600,000	8,596,453	(a)

Credit Suisse NY
0.25%	01/19/11	5,300,000	5,299,338	(a)

European Investment Bank
0.26%	01/05/11	8,400,000	8,399,757	(a)

Nordea North America Inc
0.33%	01/06/11	7,600,000	7,599,652	(a)

Societe Generale N Amer
0.33%	02/07/11	3,200,000	3,198,931	(a)
0.50%	02/01/11	7,200,000	7,196,900	(a)

UBS Finance Delaware LLC
0.28%	02/14/11	2,850,000	2,849,025	(a)

Westpac Banking Corp
0.31%	04/08/11	6,300,000	6,294,738	(a)
			53,681,547

		Principal Amount	Amortized Cost

Repurchase Agreements — 15.8%

Deutsche Bank Secuities, Inc. Gov Agcy Repo 0.22% dated 12/31/10, to be repurchased at $4,600,084 on 01/01/11 collateralized by $4,692,268 U.S. Government Agency Bonds, 0.00% maturing 08/18/11 01/03/11		$4,600,000	$4,600,000	(a)

Goldman Sachs & Co. Gov Agcy Repo 0.14% dated 12/31/10, to be repurchased at $14,600,173 on 01/01/11 collateralized by $14,895,257 U.S. Government Agency Bonds, 4.75% , 4.50%, 4.00% maturing on 12/16/16, 09/16/13, 09/06/13, respectively. 01/03/11		14,600,000	14,600,000	(a)

HSBC Securities (USA) Inc. Gov Agcy Repo 0.21% dated 12/31/10, to be repurchased at $12,100,000 on 01/01/11 collateralized by $12,284,546 U.S. Government Agency Bonds, 0.00% maturing 09/30/17 01/03/11		12,100,000	12,100,000	(a)

J.P. Morgan Securities LLC Gov Agcy Repo 0.18% dated 12/31/10, to be repurchased at $10,790,000 on 01/01/11 collateralized by $11,010,044 U.S. Government Agency Bonds, 0.00% maturing 05/04/11 01/03/11		10,790,000	10,790,000	(a)
			42,090,000

Certificates of Deposit — 41.9%

Abbey National Treasury Services
0.34%	02/25/11	10,500,000	10,500,000	(a,c)

Banco Bilbao Viz Arg NY
0.56%	03/07/11	4,500,000	4,500,041	(a)

Bank of Montreal
0.24%	01/20/11	4,300,000	4,300,000	(a)

Bank of Nova Scotia Houston
0.30%	04/04/11	5,300,000	5,300,000	(a)

Barclays Bank PLC NY
0.36%	05/03/11	3,850,000	3,850,000	(a,c)
0.41%	06/20/11	5,850,000	5,850,000	(a,c)

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Money Market Fund

Schedule of Investments	December 31, 2010

		Principal Amount	Amortized Cost

BNP Paribas NY
0.33%	02/18/11	$6,000,000	$6,000,000	(a)

Credit Agricole CIB NY
0.29%	02/03/11	8,700,000	8,700,000	(a)

Deutsche Bank Ag NY
0.47%	01/10/11	9,700,000	9,700,000	(a,c)

National Australia BK NY
0.32%	06/10/11	5,000,000	5,000,000	(a,c)

Nordea Bank Finland NY
0.28%	03/17/11	1,400,000	1,400,000	(a)

Rabobank Nederland NV NY
0.29%	01/13/11	5,550,000	5,550,000	(a)
0.55%	02/01/11	6,800,000	6,800,350	(a)

Royal Bank of Canada NY
0.26%	02/24/11	3,500,000	3,500,000	(a,c)
0.28%	08/26/11	6,550,000	6,550,000	(a,c)

Royal Bk of Scotland CT
0.29%	01/20/11	7,300,000	7,300,000	(a)

Svenska Handelsbanken NY
0.27%	02/17/11	4,200,000	4,199,945	(a)
0.30%	02/28/11	3,300,000	3,300,052	(a)

Toronto-Dominion Bank NY
0.25%	03/03/11	5,350,000	5,350,000	(a)

Westpac Banking Corp NY
0.29%	05/13/11	4,050,000	4,050,000	(a,c)
			111,700,388

Supranationals — 1.5%

Intl Bk Recon & Develop
0.31%	07/13/11	3,950,000	3,950,000	(a,c)

Time Deposit — 0.1%

State Street Corp.
0.01%	01/03/11	156,976	156,976	(b)

Total Short-Term Investments (Cost $268,485,586)			268,485,586

Liabilities in Excess of Other Assets, net — (0.8)%			(2,043,787)

NET ASSETS — 100.0%			$266,441,799

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Coupon amount represents effective yield.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010.

†	Percentages are based on net assets as of December 31, 2010.

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/10		12/31/09	12/31/08	12/31/07	12/31/06
Inception date	—		—	—	—	7/1/85
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income (Loss) from investment operations:
Net investment income	—		—	0.02	0.05	0.05
Net realized and unrealized gains (losses) on investments	0.00	†	—	—	—	—
Total income (loss) from investment operations	0.00	†	—	0.02	0.05	0.05
Less distributions from:
Net investment income	—		—	0.02	0.05	0.05
Net realized gains	—		—	—	—	—
Total distributions	—		—	0.02	0.05	0.05
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (a)	0.00%		0.27%	2.24%	4.92%	4.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$266,442		$326,072	$547,554	$340,690	$279,622
Ratios to average net assets:
Net investment income (loss)	0.00%		0.32%	2.15%	4.81%	4.58%
Net expenses	0.28%	*	0.43%	0.45%	0.48%	0.49%
Gross expenses	0.53%		0.47%	0.45%	0.48%	0.49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
*	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.
†	Less than 0.005.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2010

ASSETS
Short-term Investments at fair value (cost $268,485,586)	$268,485,586
Income receivables	190,167
Total Assets	268,675,753

LIABILITIES
Payable for fund shares redeemed	2,076,452
Payable to GEAM	19,917
Accrued other expenses	137,585
Total Liabilities	2,233,954
NET ASSETS	$266,441,799

NET ASSETS CONSIST OF:
Capital paid in	266,589,861
Accumulated net realized gain (loss)	(148,062)
NET ASSETS	$266,441,799

NET ASSETS
Shares outstanding ($0.01 par value; unlimited shares authorized)	266,618,847
Net asset value per share	$1.00

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Interest	$849,373
Total Income	849,373

Expenses:
Advisory and administrative fees	1,376,928
Transfer agent fees	59
Directors’ fees	15,378
Custody and accounting expenses	64,064
Professional fees	59,931
Other expenses	90,222
Total expenses before waiver and reimbursement	1,606,582
Less: Expenses Waived or borne by the adviser	(757,209)
Net expenses	849,373
Net investment income (loss)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,038
Net realized and unrealized gain (loss) on investments	2,038
Net increase (decrease) in net assets resulting from operations	$2,038

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$—	$1,361,258
Net realized gain (loss) on investments	2,038	24,246
Net increase (decrease) from operations	2,038	1,385,504
Distributions to shareholders from:
Net investment income	—	(1,362,973)
Total distributions	—	(1,362,973)
Increase (decrease) in net assets from operations and distributions	2,038	22,531
Share transactions:
Proceeds from sale of shares	114,064,232	97,640,479
Value of distributions reinvested	—	1,362,974
Cost of shares redeemed	(173,696,838)	(320,507,263)
Net increase (decrease) from share transactions	(59,632,606)	(221,503,810)
Total increase (decrease) in net assets	(59,630,568)	(221,481,279)

NET ASSETS
Beginning of period	326,072,367	547,553,646
End of period	$266,441,799	$326,072,367
Undistributed (distribution in excess of) net investment income, end of period	$—	$—

CHANGES IN FUND SHARES
Shares sold	114,064,232	97,640,479
Issued for distributions reinvested	—	1,362,974
Shares redeemed	(173,696,838)	(320,507,263)
Net increase (decrease) in fund shares	(59,632,606)	(221,503,810)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the “Fund”) and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements The Fund engages in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for

13

Notes to Financial Statements	December 31, 2010

the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Short term notes held by the Fund are valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury	$—	$27,995,346	$—	$27,995,346
U.S. Government Agency and Related	—	22,900,122	—	22,900,122
Foreign Agency	—	6,011,207	—	6,011,207
Commercial Paper	—	53,681,547	—	53,681,547
Repurchase Agreements	—	42,090,000	—	42,090,000
Certificates of Deposit	—	111,700,388	—	111,700,388
Supranational	—	3,950,000	—	3,950,000
Time Deposit	—	156,976	—	156,976

Total Short-Term Investments	$—	$268,485,586	$—	$268,485,586

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is (“State Street”) with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

5.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board

14

Notes to Financial Statements	December 31, 2010

of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

	Average Daily Net Assets of Fund		Advisory and Administration Fees
Money Market Fund	First $	100 million	.50%
	Next $	100 million	.45%
	Next $	100 million	.40%
	Next $	100 million	.35%
	Over $	400 million	.30%

GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. Management fees reduced by GEAM may be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows:

Cost for Tax Purposes	Net Tax Appreciation/ (Depreciation)	Undistributed Income	Undistributed (Accumulated Capital Loss)	Post October Losses
$268,485,586	$—	$—	$(148,062)	$—

15

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2010, the Fund utilized $2,038 of prior year capital loss carryovers. $37,585 of prior year capital loss carryovers expired on December 31, 2010.

Amount	Expires
$148,062	12/31/2016

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this

Notes to Financial Statements	December 31, 2010

ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$—	$—	$—
2009	1,362,973	—	1,362,973

Distributions to Shareholders The Fund declares any net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassification for the year ended December 31, 2010 was as follows:

Accumulated Net Realized Loss	Paid In Capital
$37,585	$(37,585)

16

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

17

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant market average and peer groupings of mutual funds prepared by

18

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

The Board also considered that GEAM has voluntarily undertaken to reduce its management fee charged to the Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Fund’s Class 1 shares.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of declining Fund assets over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a significant decline in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent

19

Advisory and Administrative Agreement Renewal	(unaudited)

Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

20

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007. Trustee of GE Funds from July 2007 to February 2011.

21

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011. Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

22

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

23

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January, 2011.

24

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2010

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2010 (unaudited)

The information on the following performance pages relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(unaudited)

Urdang Securities Management, Inc. (Urdang) is the sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (Bank of New York) and operates as part of Bank of New York’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of Bank of New York. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a senior portfolio manager, North America Real Estate Securities strategy, at Urdang and serves as the senior portfolio manager to the Fund. He joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Eric Rothman serves as a portfolio manager to the Fund, where he will help direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the Real Estate Securities Fund returned 28.94% for Class 1 shares and 28.31% for Class 4 shares. The FTSE NAREIT Equity Index, the Fund’s benchmark, returned 27.95% and the Fund’s Morningstar peer group of 51 US Insurance Real Estate funds returned on average of 25.52% for the same period.
Q.	What market conditions impacted Fund performance?

A.	The stabilization of the global economy combined with a low interest rate environment lifted the REIT market ahead of the broader U.S. equity market in 2010. Property fundamentals for all property types reached bottom and began to improve in 2010. Vacancy rates stabilized, and for some property types there was even emergent rent growth. An important portion of the 2010 total return was generated by the sector’s approximately high-3.0% to low-4.0% dividend yield during the year.

Early in the year all REITs performed well, but performance was disproportionately shifted in favor of a handful of small, “deep value” REITs as risk aversion ebbed and optimism about the economic recovery grew. During the second quarter the European sovereign debt crisis renewed fears about the sustainability of the global economic recovery and prices of all equities retreated and U.S. Treasury bonds rallied. Positive developments related to the European debt crisis coupled with a further rapid decline in U.S. treasury yields in anticipation of the announcement of additional quantitative easing by the U.S. Federal Reserve renewed the optimism felt earlier in the year and the equity markets again rallied. Fourth quarter returns were an extension of this rally. REITs performed well but trailed the broad U.S. equity markets in the fourth quarter as a result of outperformance earlier in the year, as well as an end to the trend of falling yields.

Q.	What were the primary drivers of Fund performance?

A.	Stock selection was the primary driver of fund performance in 2010 and was responsible for over 80% of the alpha generated in 2010. Cash drag was a significant detractor from relative performance. Some of the most notable alpha generators in 2010 included stock selection within the office, regional mall and healthcare sectors, an overweight position to the self storage and regional mall sectors and an underweight position to the timber, healthcare and shopping center sectors.

2

(unaudited)

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995, nor were there any personnel changes during the year.

Q.	What is your outlook for next year?

A.	We believe REITs remain attractive real estate investment vehicles on both an absolute and risk-adjusted basis for their strong and growing dividends, stable cash flows, access to capital, and favorable near-term internal and external growth opportunities. Looking ahead, we are cautiously optimistic for REITs. To a degree, uncertainty in the broader economy and a slower growth outlook benefits REITs as their long-term leases and strong dividends provided a safe haven for investors seeking yield and stability in earnings.

REITs currently enjoy both above average internal and external growth prospects. With occupancies and rents having bottomed at a level materially below the peak, earnings growth should be above historical trends for the next few years. Capital remains plentiful for the REITs. The widely-predicted slow growth, low interest rate economic environment should allow REITs to continue making accretive acquisitions from distressed private owners. Valuations of REITs compare favorably to the prices paid for real estate assets in the private market and relative to replacement cost. The search for yield is unlikely to abate given the simulative posture of the Federal Reserve which is hesitant to raise rates in the face of high unemployment and an apparent lack of observable inflation risk near-term. REITs, which offered an average dividend yield of approximately 3.6% at year end, stand to benefit disproportionately from investor appetite for yield.

3

Real Estate Securities Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,226.70	5.16
Class 4	1,000.00	1,223.47	7.62
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.36	4.69
Class 4	1,000.00	1,018.19	6.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class 1 shares and 1.36% for Class 4 shares (for the period July 1, 2010—December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six months period)
**	Actual Fund Returns for the six-month period ended December 31, 2010 were as follows: 22.67% for Class 1 shares, and 22.35% for Class 4 shares. Past performance does not guarantee future results.

4

Real Estate Securities Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group:	51	47	34
Peer group average annual total return:	25.52%	2.48%	10.04%
Morningstar category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Fair Value(c) of $77,537 (in thousands) on December 31, 2010(b)(c)

Top Ten Largest Holdings

as of December 31, 2010 (as a % of Fair Value)(b)(c)

Simon Property Group Inc.	7.52%
Vornado Realty Trust	6.77%
Equity Residential	6.29%
Public Storage	4.61%
The Macerich Co.	4.38%
ProLogis	3.85%
Kimco Realty Corp.	3.29%
Nationwide Health Properties Inc.	3.13%
Healthcare Inc.	3.07%
HCP Inc.	3.07%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2010

Class 1 Shares (Inception date: 5/1/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Real Estate Securities Fund	28.94%	4.87%	11.02%	$28,445
NAREIT Equity Index	27.95%	3.03%	10.77%	$27,798

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2010

Class 4 Shares (Inception date: 5/1/08)

	One Year	Since Inception	Ending value of a $10,000 investment(a)
Real Estate Securities Fund	28.31%	-0.43%	$9,886
NAREIT Equity Index	27.95%	-1.90%	$9,500

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Real Estate Securities Fund

Schedule of Investments	December 31, 2010

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 94.5% †

Diversified — 7.3%

Coresite Realty Corp.	18,540	$252,886
Cousins Properties Inc.	29,830	248,782
Vornado Realty Trust	62,960	5,246,457
		5,748,125

Healthcare — 13.0%

HCP Inc.	64,740	2,381,785
Healthcare Inc.	50,020	2,382,953
Nationwide Health Properties Inc.	66,770	2,429,093
Senior Housing Properties Trust	66,430	1,457,474
Ventas Inc.	29,900	1,569,152
		10,220,457

Hotel — 5.9%

Hospitality Properties Trust	32,870	757,325
Host Hotels & Resorts Inc.	118,030	2,109,196
LaSalle Hotel Properties	29,400	776,160
Pebblebrook Hotel Trust	26,740	543,357
Sunstone Hotel Investors Inc.	40,050	413,716	(a)
		4,599,754

Industrial — 5.2%

AMB Property Corp.	23,580	747,722
DCT Industrial Trust Inc.	55,231	293,277
ProLogis	206,940	2,988,213
		4,029,212

Man. Homes — 0.7%

Equity Lifestyle Properties Inc.	9,710	543,080

Multifamily — 16.0%

American Campus Communities Inc.	15,180	482,117
AvalonBay Communities Inc.	13,900	1,564,445
Camden Property Trust	43,240	2,334,095
Colonial Properties Trust	27,320	493,126
Equity Residential	93,930	4,879,663
Essex Property Trust Inc.	18,910	2,159,900
UDR Inc.	27,840	654,797
		12,568,143

Office — 13.7%

Alexandria Real Estate Equities Inc.	16,600	1,216,116
Boston Properties Inc.	27,280	2,348,808
Brandywine Realty Trust	71,460	832,509
CommonWealth	51,560	1,315,296
Corporate Office Properties Trust	22,240	777,288
Douglas Emmett Inc.	39,380	653,708
Kilroy Realty Corp.	30,900	1,126,923	(c)
Parkway Properties Inc.	27,814	487,301

	Number of Shares	Fair Value

SL Green Realty Corp.	29,230	$1,973,317
		10,731,266

Office/Industrial — 2.1%

Duke Realty Corp.	130,920	1,631,263

Regional Malls — 14.8%

General Growth Properties Inc.	105,040	1,626,019
Simon Property Group Inc.	58,580	5,828,124
Taubman Centers Inc.	15,180	766,286
The Macerich Co.	71,640	3,393,587
		11,614,016

Self Storage — 5.4%

Public Storage	35,270	3,577,083
U-Store-It Trust	64,690	616,496
		4,193,579

Shopping Centers — 7.7%

Acadia Realty Trust	32,747	597,305
Federal Realty Investment Trust	15,190	1,183,757
Kimco Realty Corp.	141,260	2,548,330
Weingarten Realty Investors	70,722	1,680,355
		6,009,747

Specialty — 2.7%

Digital Realty Trust Inc.	41,750	2,151,795

Total Common Stock (REIT) (Cost $59,679,007)		74,040,437
Common Stock — 4.1%

Hotel — 1.1%

Hyatt Hotels Corp.	18,710	856,170	(a)

Office — 0.7%

Hudson Pacific Properties Inc. (REIT)	36,839	554,427

Specialty — 2.3%

Crown Castle International Corp.	40,320	1,767,226	(a)

Total Common Stock (Cost $2,904,335)		3,177,823
Other Investments — 0.0%*
GEI Investment Fund (Cost $2,974)		2,825	(d)

Total Investments in Securities (Cost $62,586,316)		77,221,085

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Real Estate Securities Fund

Schedule of Investments	December 31, 2010

	Fair Value
Short-Term Investments — 0.4%
GE Money Market Fund Institutional Class 0.00% (Cost $315,849)	$315,849	(b,d)

Total Investments (Cost $62,902,165)	77,536,934

Other Assets and Liabilities, net — 1.0%	788,828

NET ASSETS — 100.0%	$78,325,762

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2010 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2010 .

Abbreviations:

REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1								CLASS 4
	12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—	5/1/95	—		—		5/1/08
Net asset value, beginning of period	$ 8.41		$6.46		$10.87		$21.49	$19.20	$ 8.41		$6.47		$12.15
Income/(loss) from investment operations:
Net investment income (loss)	0.19	**	1.03		1.11		0.72	0.65	0.15	**	0.29		0.39	**
Net realized and unrealized gains/(losses) on investments	2.24		1.29		(5.05)		(3.87)	5.68	2.23		1.99		(5.63)
Total income/(loss) from investment operations	2.43		2.32		(3.94)		(3.15)	6.33	2.38		2.28		(5.24)
Less distributions from:
Net investment income	0.16		0.22		0.28		0.73	0.48	0.12		0.19		0.25
Return of capital	—		0.15		0.19		0.02	—	—		0.15		0.19
Net realized gains	—		—		—		6.72	3.56	—		—		—
Total distributions	0.16		0.37		0.47		7.47	4.04	0.12		0.34		0.44
Net asset value, end of period	$10.68		$8.41		$ 6.46		$10.87	$21.49	$10.67		$8.41		$ 6.47
TOTAL RETURN(a)	28.94%		35.77%		(36.03)%		(14.86)%	33.03%	28.31%		35.14%		(42.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$78,316		$70,574		$59,969		$96,650	$178,317	$10		$8		$6
Ratios to average net assets:
Net investment income	1.97%		4.75%		4.67%		2.59%	3.08%	1.52%		4.26%		4.67%	*
Net Expenses	0.92%	(b)	1.04%	(b)	0.95%	(b)	0.90%	0.88%	1.36%	(b)	1.49%	(b)	1.40%	(b)*
Gross Expenses	0.93%		1.04%		0.95%		0.90%	0.88%	1.37%		1.49%		1.40%
Portfolio turnover rate	113%		105%		121%		106%	92%	113%		105%		121%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statements of Assets and Liabilities December 31, 2010

ASSETS
Investments in securities, at fair value (cost $62,583,342)	$77,218,260
Investments in affiliated securities, at fair value (cost $2,974)	2,825
Short-term affiliated investments (at amortized cost)	315,849
Receivable for investments sold	1,172,024
Income receivables	279,064
Receivable for fund shares sold	2,538
Total Assets	78,990,560

LIABILITIES
Payable for investments purchased	390,855
Payable for fund shares redeemed	117,333
Payable to GEAM	24,719
Accrued other expenses	131,891
Total Liabilities	664,798
NET ASSETS	$78,325,762

NET ASSETS CONSIST OF :
Capital paid in	88,959,098
Undistributed (distribution in excess of) net investment income	101,232
Accumulated net realized gain (loss)	(25,369,337)
Net unrealized appreciation/(depreciation) on:
Investments	14,634,769
NET ASSETS	$78,325,762

Class 1:

NET ASSETS	78,315,873
Shares outstanding ($0.01 par value; unlimited shares authorized)	7,335,489
Net asset value per share	$10.68

Class 4:

NET ASSETS	9,889
Shares outstanding ($0.01 par value; unlimited shares authorized)	927
Net asset value per share	$10.67

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ending December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$1,927,012
Interest	13,680
Interest from affiliated investments	388
Total Income	1,941,080

Expenses:
Advisory and administrative fees	570,411
Transfer agent	13,014
Directors’ fees	1,918
Custody and accounting expenses	11,035
Professional fees	11,444
Other expenses	14,268
Total expenses before waiver and reimbursement	622,090
Less: Expenses reimbursed by the adviser	(3,209)
Net expenses	618,881
Net investment income (loss)	1,322,199

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	14,828,808

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	389,924
Net realized and unrealized gain (loss) on investments	15,218,732
Net increase (decrease) in net assets resulting from operations	$16,540,931

The accompanying Notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets
	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$1,322,199	$2,241,130
Net realized gain (loss) on investments	14,828,808	(17,741,885)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments	389,924	35,228,868
Net increase (decrease) from operations	16,540,931	19,728,113
Distributions to shareholders from:
Net investment income
Class 1	(1,190,859)	(2,058,561)
Class 4	(111)	(208)
Return of Capital
Class 1	—	(895,120)
Class 4	—	(91)
Total distributions	(1,190,970)	(2,953,980)
Increase (decrease) in net assets from operations and distributions	15,349,961	16,774,133
Share transactions :
Proceeds from sale of shares
Class 1	19,664,699	4,568,082
Class 4	—	—
Value of distributions reinvested
Class 1	1,190,859	2,953,681
Class 4	111	299
Cost of shares redeemed
Class 1	(28,461,964)	(13,688,696)
Class 4	—	—
Net increase (decrease) from share transactions	(7,606,295)	(6,166,634)
Total increase (decrease) in net assets	7,743,666	10,607,499

NET ASSETS
Beginning of period	70,582,096	59,974,597
End of period	$78,325,762	$70,582,096
Undistributed (distribution in excess of) net investment income, end of period	$101,232	$145,577

CHANGES IN FUND SHARES

Class 1
Shares sold	2,129,665	847,735
Issued for distributions reinvested	111,504	345,053
Shares redeemed	(3,294,055)	(2,086,754)
Net increase (decrease) in fund shares	(1,052,886)	(893,966)

Class 4
Shares sold	—	—
Issued for distributions reinvested	10	35
Shares redeemed	—	—
Net increase (decrease) in fund shares	10	35

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2010

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the “Fund”).

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and

13

Notes to Financial Statements	December 31, 2010

net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing

14

Notes to Financial Statements	December 31, 2010

vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

The short-term securities of sufficient credit quality held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$77,218,260	$—	$—	$77,218,260
Other Investments	—	2,825	—	2,825
Short-Term Investments	315,849	—	—	315,849
Total Investments in Securities	$77,534,109	$2,825	$—	$77,536,934
4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i)33.33% of the Fund’s assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2010.

15

Notes to Financial Statements	December 31, 2010

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Funds investment in the GE Funds – GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. (“Urdang”) is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2010 were as follows:

Non U.S. Gov’t Securities
Purchases	Sales
$74,647,714	$81,020,551

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

16

Notes to Financial Statements	December 31, 2010

At December 31, 2010, information on the tax cost of investments is as follows:

Cost for Tax Purposes	Gross Tax Unrealized Apprec.	Gross Tax Unrealized Deprec.	Net Tax Apprec/(Deprec)	Undistributed Income	Undistributed (Accumulated Capital Loss)	Post October Losses (see Detail Below)
$71,337,437	$14,356,237	($8,156,740)	$6,199,497	$113,442	($16,946,275)	$—

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2010, the Fund utilized $15,410,139 of prior year capital loss carryovers.

Amount	Expires
$16,946,275	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2010	$1,190,970	$—	$—	$1,190,970
2009	$2,058,769	$—	$895,211	$2,953,980

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$(175,573)	$573,079	$(397,506)

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Real Estate Securities Fund, a series of GE Investments Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

18

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, Urdang Securities Management, Inc. (“Urdang”), at meetings held on December 3 and December 10, 2010.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and Urdang. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Urdang were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from Urdang a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and Urdang, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Urdang. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and Urdang, taking into account their extensive past experiences with GEAM and their multi-year experience with Urdang. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

19

Advisory and Administrative Agreement Renewal	(unaudited)

In connection with their consideration of the services provided by Urdang, the Board members focused on Urdang’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Urdang continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members engaged in detailed discussions with GEAM management and representatives of Urdang about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang by GEAM, and the cost of the services provided to the Fund by GEAM and Urdang . The Board members reviewed the information they had requested from GEAM and Urdang concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by Urdang in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and Urdang for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to Urdang. The Board members previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM and Urdang should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Urdang from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event

20

Advisory and Administrative Agreement Renewal	(unaudited)

that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and Urdang, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. The Board members also reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by Urdang. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and Urdang may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Chairman of the Board and President of GE Funds from 1993 to February 2011, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund (“GE Savings & Security Funds”), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Funds and GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director    49

Other Directorships Held by Director    Trustee of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007 Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 — 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; Treasurer of GE Funds from January 2010 to February 2011; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager — Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 13 years (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    41

Other Directorships Held by Director    Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp. since 1980

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

24

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

William J. Lucas*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun**

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer***

*	As of November 4, 2010, Mr. Lucas no longer served as a director of the Company.

**	As of February 18, 2011, Ms. Begun no longer served as an officer of the Company.

***	Effective January, 2011.

25

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that John R. Costantino is designated as audit committee financial expert for the Funds; and further that it is the finding of the Board of Trustees that Mr. Costantino, the audit committee financial expert, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $210,900 in 2009 and $214,000 in 2010.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2009 or 2010 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2009 and $0 in 2010.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: John R. Costantino and Robert P. Quinn.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	March 09, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	March 09, 2011

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, GE Investments Funds, Inc.

Date:	March 09, 2011

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.